VANGUARD
MUNICIPAL BOND
FUND

Annual Report -- October 31, 1997


[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]


John J. Brennan                    John C.  Bogle
President                          Chairman





CONTENTS
   A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . .     1
   THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . .     5
   REPORT FROM THE ADVISER  . . . . . . . . . . . . . . . . . . . . .     7
   PERFORMANCE SUMMARIES  . . . . . . . . . . . . . . . . . . . . . .     9
   PORTFOLIO PROFILES   . . . . . . . . . . . . . . . . . . . . . . .    16
   FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . .    24

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

As we reported to you two months ago, we have changed the fiscal year-end for Vanguard Municipal Bond Fund to October 31 from August 31. Here we present the performance of our seven Portfolios during the two-month "stub" period since our last report. Later in this letter we will discuss the performance of the financial markets and our seven Portfolios over the past twelve months and provide our customary ten-year overview. The change in the fiscal year will enable our portfolio managers to better match the realization of capital gains with the timing of distributions to the Fund's shareholders, but will not affect the Fund's investment objectives or policies.


---------------------------------------------
                           TOTAL RETURNS
                           AUG. 31, 1997
PORTFOLIO              THROUGH OCT. 31, 1997
---------------------------------------------
Money Market                    +0.6%
Short-Term                      +0.7
Limited-Term                    +1.0
Intermediate-Term               +1.2
Insured Long-Term               +1.4
Long-Term                       +1.5
High-Yield                      +1.6
---------------------------------------------

     During the brief two-month period ended October 31, interest rates moved slightly lower and all of our Portfolios provided positive returns, ranging from +0.6% for our Money Market Portfolio to +1.6% for our High-Yield Portfolio. We report these figures for your information but caution that performance over such a brief period should not be used as the basis for any investment decision. The returns are presented above.

     Per-share figures for each Portfolio, including net asset values, income dividends, and any distributions from net realized capital gains, are presented in the table following this letter. Because future annual reports will reflect the October fiscal year-end, we next turn to a report of the Fund's performance over the twelve-month and ten-year periods through October 31, 1997.

TWELVE-MONTH PERFORMANCE OVERVIEW

During the twelve months, conditions were almost picture-perfect for investors. Steady economic growth, low inflation, and falling interest rates propelled the Standard & Poor's 500 Composite Stock Price Index to a +32.1% gain and provided a solid foundation for the bond market. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.15%. On the short-term side, on the other hand, rates edged up a bit, with the yield on the 90-day U.S. Treasury bill closing the fiscal year at 5.20%, up
0.05 percentage point from the level on October 31, 1996. The general decline in long-term interest rates boosted the prices of bonds, which, added to interest payments, brought the total return on long-term U.S. Treasury bonds to +12.6%.

     The rate decline in the long-term tax-exempt bond market was smaller than that in the (taxable) Treasury market, with the yield on high-grade municipal bonds dropping on balance to 5.40% from 5.83% during the year. Yields on high-quality, short-term municipal securities finished the year at 3.75%, up slightly from where they started. At the end of the fiscal year, the 5.40% yield on 20-year tax-exempt bonds was equal to 87% of the yield on 20-year (taxable) U.S. Treasury bonds. For investors in the maximum marginal tax bracket of 39.6%, a 5.40% tax-exempt yield is equivalent to a highly attractive yield of 8.94% on taxable bonds. For short-term municipals, the tax-exempt yield of 3.75% is equivalent to a taxable yield of 6.20% on Treasury bills.

     In this environment, the Portfolios of Vanguard Municipal Bond Fund earned fine returns for the twelve months ended October 31, 1997, both on an absolute basis and relative to competing mutual funds. Returns ranged from +3.5% for our Money Market Portfolio to +8.4% for our High-Yield Portfolio. These are solid returns for fixed-income funds--particularly since 100% of the income return is free from federal income taxes. The adjacent table presents the new fiscal-year total return (capital change plus reinvested dividends) for each Portfolio, broken down into its capital and income components. It also shows each Portfolio's yield as of October 31.

-----------------------------------------------------------
                          COMPONENTS OF TOTAL RETURNS
                        FISCAL YEAR ENDED OCTOBER 31, 1997
                    ---------------------------------------
                       TOTAL    INCOME    CAPITAL   CURRENT
PORTFOLIO              RETURN   RETURN    RETURN    YIELD*
-----------------------------------------------------------
Money Market**         +3.5%     +3.5%      0.0%     3.53%
Short-Term             +4.0      +4.0       0.0      3.75
Limited-Term           +5.0      +4.5      +0.5      4.05
Intermediate-Term      +6.6      +5.3      +1.3      4.40
Insured Long-Term      +7.6      +5.7      +1.9      4.86
Long-Term              +8.2      +5.6      +2.6      4.81
High-Yield             +8.4      +5.9      +2.5      4.97
-----------------------------------------------------------

 *SEC 7-day annualized yield for Money Market Portfolio; SEC 30-day annualized yield for other Portfolios.

**Money market funds do not assure a stable value of $1 per share and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

     As you would expect, the decline in interest rates during the year affected the net asset values of our Portfolios in proportion to their maturities. Though dividends from tax-exempt interest provided most of the total return of our Portfolios, all but two of them also experienced increases in share price because of lower rates. Our Long-Term Portfolio, the most sensitive to changes in interest rates, and our High-Yield Portfolio, which is sensitive to the economy's strength, experienced the largest share-price gains. Our Intermediate-Term Portfolio also benefited nicely from the interest rate decline. Our Limited-Term Portfolio received only a slight degree of share-price appreciation, and our Short-Term Portfolio provided no capital appreciation. Our Money Market Portfolio maintained its share price of $1, as is expected though not guaranteed.

     Partly as a result of higher bond prices, we expect to make year-end distributions of realized capital gains to shareholders of five of our Portfolios. Based on estimates as of October 31, we expect the distributions to total $0.01 per share for our Short-Term Portfolio; $0.05 per share for our Intermediate-Term Portfolio; $0.08 per share for our Insured Long-Term Portfolio; $0.06 for our Long-Term Portfolio; and $0.05 for our High-Yield Portfolio. We endeavor to minimize the realization of these taxable gains, but we don't allow that policy to interfere with our overall investment strategy.

-----------------------------------------------------------
                               TOTAL RETURNS
                     FISCAL YEAR ENDED OCTOBER 31, 1997
                  -----------------------------------------
                                   AVERAGE
                      VANGUARD    COMPETITIVE
PORTFOLIO               FUND         FUND      DIFFERENCE
-----------------------------------------------------------
Money Market            +3.5%        +3.0%        +0.5%
Short-Term              +4.0         +4.2*        -0.2
Limited-Term            +5.0         +4.9         +0.1
Intermediate-Term       +6.6         +6.6          0.0
Insured Long-Term       +7.6         +7.4         +0.2
Long-Term               +8.2         +8.1         +0.1
High-Yield              +8.4         +9.3         -0.9
-----------------------------------------------------------

*Adjusted for maturity differences.

     Compared with that of its peers, Vanguard Municipal Bond Fund's performance was solid: Four of our seven Portfolios outpaced their average competitors over the twelve months, one matched its average peer, and two fell slightly short.

     The shortfall of our High-Yield Portfolio is explained in part by the distress of industrial revenue bonds issued to finance so-called de-inking plants, which process recycled paper. Our Portfolio was hurt by holding two such bonds, amounting to about 1.7% of its assets. Though our High-Yield Portfolio almost invariably holds a smaller share of lower-quality issues than its peers--a policy that has served our shareholders well over the long term--this episode illustrates that we are not immune to the risks of investing in sub-investment-grade bonds.

     Over time, the bond market has demonstrated both the negative and positive effects of interest rate changes. During the Fund's past four fiscal years, rising interest rates have twice detracted from bond returns, while falling interest rates have twice augmented them. This illustrates that while bond prices can be volatile over short periods, these fluctuations often cancel each other out over longer periods. As a result, the long-term returns on bonds are overwhelmingly determined by income returns rather than by capital gains or losses.

LONG-TERM PERFORMANCE OVERVIEW

Over a longer--and thus, more meaningful--period, the results of our Portfolios are uniformly impressive. The Performance Summaries on pages 9 through 15 present the long-term results for each of our Portfolios, including yearly breakdowns of the income and capital returns earned by each, as well as cumulative returns for the period. The table below summarizes the total returns of each Portfolio relative to the average return of comparable tax-exempt fixed-income mutual funds for the ten years ended October 31. It also shows how a $10,000 investment in each fund would have grown over the decade.

     As the table shows, each of our Portfolios has outperformed its peer group during these longer periods. Over the years, our margin of superiority, which we call the "Vanguard advantage," can add up to considerable sums. Our annual average margins of superiority range from 0.3 percentage point to 1.3 percentage points, equating over a decade to extra returns ranging from about $500 to more than $2,800 (or from 5% to 28% of the initial investment) for our shareholders versus those delivered by our peers.

---------------------------------------------------------------------------------------
                                             TOTAL RETURNS
                                     10 YEARS ENDED OCTOBER 31, 1997
                      -----------------------------------------------------------------
                                                         FINAL VALUE OF
                               AVERAGE                      A $10,000
                             ANNUAL RATE               INITIAL INVESTMENT*
                      -----------------------------------------------------------------
                                     AVERAGE                     AVERAGE
                      VANGUARD     COMPETITIVE    VANGUARD     COMPETITIVE      VANGUARD
PORTFOLIO            PORTFOLIO        FUND        PORTFOLIO       FUND          ADVANTAGE
-----------------------------------------------------------------------------------------
Money Market            +4.1%        +3.7%         $14,928       $14,347          $  581
Short-Term              +5.1         +4.8**         16,516        16,018             498
Limited-Term            +6.3         +5.7           18,352        17,398             954
Intermediate-Term       +8.4         +7.1           22,383        19,782           2,601
Insured Long-Term       +9.1         +8.2           23,813        21,935           1,878
Long-Term               +9.4         +8.3           24,647        22,200           2,447
High-Yield              +9.6         +8.3           25,011        22,205           2,806
---------------------------------------------------------------------------------------

 *Assuming reinvestment of all income dividends and capital gains distributions.

**Adjusted for maturity differences.

     Costs matter for all mutual funds. But they matter particularly for bond funds, where expenses account for a large share of the performance difference between funds with similar quality and maturity. The expense ratios of our Portfolios averaged about 0.20% of net assets during the fiscal year, well below the 0.59% expense ratio of the average short-term municipal bond fund and the 1.07% expense ratio of the average long-term municipal bond fund. These respective differences of about 0.40 percentage point and 0.85 percentage point amount to $4.00 to $8.50 for each $1,000 invested in the funds. Because expenses reduce the income passed through to bond fund investors, our cost advantage flows directly to our shareholders.

     Much of the credit for our long-term success also goes to Vanguard Fixed Income Group, which manages our Portfolios with outstanding expertise and professionalism within our clearly defined maturity and credit-quality standards.

     The Performance Summaries that follow also compare the returns of each of our non-money-market Portfolios with those of an unmanaged index benchmark. While we have uniformly outpaced our peers over longer periods, we have not always surpassed these indexes. But our Portfolios' close tracking of their respective indexes is noteworthy, since the indexes exist only on paper and are not burdened by the operating, advisory, and securities transaction costs that, in the real world, all mutual funds bear.

     Because the past decade has been a generous one for bonds--interest rates have receded from levels much higher than those prevailing today--it is very unlikely that absolute returns from tax-exempt bonds will be as high in the next decade as they were in the past one. However, we are confident that our enduring advantages--low costs and sound management--will continue to provide our Portfolios with a virtually insurmountable long-term edge relative to our peer group of mutual funds.

IN SUMMARY

The rewards of the financial markets have been abundantly clear over the past three years. Though the inherent risks of investing--even bond investing--may not seem as obvious, we assure you that they exist. We need look back only a few years for evidence of the wide and unpredictable swings that are very much a part of bond investing.

     That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.



/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan

November 19, 1997


Portfolio Statistics--August 31, 1997, through October 31, 1997
---------------------------------------------------------------------------------------
                         NET ASSET VALUE
                            PER SHARE                    TWO MONTHS
                    ----------------------------   -----------------------
                    AUGUST 31,     OCTOBER 31,      INCOME        CAPITAL       CURRENT
PORTFOLIO              1997           1997         DIVIDENDS       GAINS        YIELD*
---------------------------------------------------------------------------------------
Money Market          $ 1.00         $ 1.00          $0.006          --          3.53%
Short-Term             15.57          15.58           0.103          --          3.75
Limited-Term           10.71          10.74           0.078          --          4.05
Intermediate-Term      13.30          13.35           0.111          --          4.40
Insured Long-Term      12.45          12.51           0.111          --          4.86
Long-Term              11.11          11.18           0.098          --          4.81
High-Yield             10.76          10.83           0.106          --          4.97
---------------------------------------------------------------------------------------

*SEC 7-day annualized yield for Money Market Portfolio; SEC 30-day annualized yield for other Portfolios.

THE MARKETS IN PERSPECTIVE
Year Ended October 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

     Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

------------------------------------------------------------------------
                                            AVERAGE ANNUALIZED RETURNS
                                          PERIODS ENDED OCTOBER 31, 1997
                                       ---------------------------------
                                         1 YEAR      3 YEARS     5 YEARS
------------------------------------------------------------------------
EQUITY
  S&P 500 Index                           32.1%       27.5%        19.9%
  Russell 2000 Index                      29.3        21.3         18.7
  MSCI EAFE Index                          4.9         5.1         12.1
------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index              8.9%       10.1%         7.5%
  Lehman 10-Year Municipal Bond Index      8.7         9.4          7.8
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index               5.2         5.4          4.6
------------------------------------------------------------------------
OTHER
  Consumer Price Index                     2.1%        2.6%         2.6%
------------------------------------------------------------------------

  While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

REPORT FROM THE ADVISER

It was only 60 days ago that we last reported on the status of Vanguard Municipal Bond Fund. We are writing to you again because we have moved the Fund's fiscal year-end from August 31 to October 31, a change that will allow us to better manage the Fund's potential capital gains tax liabilities.

     Since our last report, financial markets have been roiled by major concerns over international economic stability. The spreading currency crisis in Asia has caused increased turbulence in the world's major stock markets. On the home front, our economy has continued to expand.

     Shareholders should bear in mind that the total returns of the shortened fiscal period--presented in the Message To Shareholders on page 1--are not comparable to those in our previous reports because this period includes only two months' worth of income instead of the normal 12 months' worth. We also note that the October dividend distribution of the Fund's High-Yield Portfolio was greater than normal because the Portfolio recaptured some tax-exempt interest payments that had been delayed during the restructuring of a high-yield security.

GLOBAL STOCK MARKETS AFFECTED BOND MARKETS

Several countries in Asia have been experiencing economic difficulties that have forced them to devalue their currencies. This currency distress eventually spread to Hong Kong and its stock market. On October 27, 1997, the stock markets of Hong Kong and several of its Pacific Rim neighbors experienced significant losses. This "Asian flu" quickly leaped to the world's other major stock markets. When trading ended in New York on October 27, the Dow Jones Industrial Average had recorded a record daily point loss of 554. On a percentage basis, the Dow was off 7% from its previous close. (This was one-third of the percentage decline experienced on "Black Monday," October 19, 1987.) By the end of October, most of the global stock markets had recovered their losses, and market participants prepared themselves for increased levels of volatility.

     The distress in the global equity markets caused a phenomenon known as a "flight to quality." This is defined as the moving of capital to the safest possible investment to avoid loss during an unsettling period in a market. In October, the U.S. Treasury securities market was the recipient of most of the fleeing capital. The result was hefty price gains for most Treasury securities late in the month.

THE DOMESTIC ECONOMY

The U.S. economy has shown signs of accelerating its growth rate. The unemployment rate in October was reported at 4.7%, a 24-year low. The Gross Domestic Product (GDP)--the nation's output of goods and services--registered a 3.3% annual growth rate in the third quarter, after adjusting for the effects of inflation. These reports indicate a strong economy. Nonetheless, inflation remains subdued. The annual rate of inflation, as measured by the third-quarter GDP implicit price index, was 1.4%. This was the lowest rate by this measure since 1964.

CONCLUSION

The seven Portfolios of Vanguard Municipal Bond Fund performed consistently with their investment objectives during the two-month period covered by this report. As noted above, unusual income accruals in our High-Yield Portfolio distorted its dividends during October. The abnormally high dividend resulted from a recovery of tax-exempt interest, foregone for months during restructuring negotiations. The High-Yield Portfolio's monthly dividend distribution will revert to more normal levels in November. The tumult in the global equity markets has changed the focus of many bond-market participants. They are no longer solely concerned with the domestic economy's growth rate and its effect on inflation. A complex global component must now be factored into the market's analysis of whether--and when--inflation will rise from its present levels. Whatever happens, the Portfolios of Vanguard Municipal Bond Fund will provide returns consistent with their investment objectives.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

November 14, 1997

INVESTMENT PHILOSOPHY

Each Portfolio holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each Portfolio's maturity and quality mandates.

In managing the Fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each Portfolio within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 10, 1980-OCTOBER 31, 1997
--------------------------------------------------------
              MONEY MARKET PORTFOLIO            AVERAGE
                                                 FUND*
FISCAL     CAPITAL    INCOME        TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN        RETURN
-------------------------------------------------------
1980        0.0%       1.3%          1.3%         0.1%
1981        0.0        6.4           6.4          6.2
1982        0.0        7.4           7.4          7.8
1983        0.0        5.1           5.1          4.8
1984        0.0        5.8           5.8          5.4
1985        0.0        5.4           5.4          5.0
1986        0.0        4.9           4.9          4.6
1987        0.0        4.4           4.4          3.9
1988        0.0        5.0           5.0          4.7
1989        0.0        6.3           6.3          5.9
1990        0.0        5.9           5.9          5.5
1991        0.0        4.8           4.8          4.5
1992        0.0        3.3           3.3          2.8
1993        0.0        2.5           2.5          2.0
1994        0.0        2.5           2.5          2.1
1995        0.0        3.7           3.7          3.3
1996        0.0        3.4           3.4          3.0
1997        0.0        3.5           3.5          3.0
--------------------------------------------------------

 *Average Tax-Exempt Money Market Fund.

See Financial Highlights table on page 32 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
----------------------------------------------------------------------
         MONEY MARKET PORTFOLIO   AVERAGE TAX-EXEMPT MONEY MARKET FUND
1987 10        10000                           10000
1988 01        10125                           10114
1988 04        10239                           10224
1988 07        10363                           10337
1988 10        10503                           10470
1989 01        10656                           10610
1989 04        10823                           10771
1989 07        10997                           10933
1989 10        11162                           11088
1990 01        11328                           11241
1990 04        11487                           11391
1990 07        11650                           11542
1990 10        11818                           11701
1991 01        11983                           11856
1991 04        12123                           11982
1991 07        12255                           12096
1991 10        12390                           12223
1992 01        12513                           12332
1992 04        12613                           12417
1992 07        12708                           12495
1992 10        12795                           12569
1993 01        12878                           12639
1993 04        12953                           12696
1993 07        13030                           12752
1993 10        13111                           12818
1994 01        13187                           12880
1994 04        13260                           12937
1994 07        13343                           13003
1994 10        13443                           13089
1995 01        13563                           13193
1995 04        13689                           13301
1995 07        13818                           13409
1995 10        13944                           13520
1996 01        14072                           13630
1996 04        14184                           13725
1996 07        14302                           13819
1996 10        14423                           13924
1997 01        14546                           14028
1997 04        14665                           14127
1997 07        14798                           14235
1997 10        14928                           14347



-------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED OCTOBER 31, 1997
                                       ------------------------------   FINAL VALUE OF A
                                         1 YEAR     5 YEARS  10 YEARS  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
Money Market Portfolio                    3.50%      3.13%     4.09%        $14,928
Average Tax-Exempt Money Market Fund      3.04       2.68      3.68          14,347
-------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
-----------------------------------------------------------------------------------------
Money Market Portfolio           6/10/1980  3.48%    3.12%     0.00%    4.10%    4.10%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Short-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
---------------------------------------------------------------
                     SHORT-TERM PORTFOLIO               LEHMAN*
FISCAL       CAPITAL        INCOME       TOTAL          TOTAL
YEAR         RETURN         RETURN      RETURN          RETURN
---------------------------------------------------------------
1978          -1.1%          3.5%         2.4%           N/A
1979          -0.7           4.4          3.7            N/A
1980           0.9           5.3          6.2            N/A
1981           0.1           6.7          6.8            N/A
1982           2.4           8.3         10.7            N/A
1983          -0.5           6.1          5.6            N/A
1984          -0.1           6.5          6.4            N/A
1985           0.7           6.5          7.2            N/A
1986           1.6           6.1          7.7           11.0%
1987          -2.2           5.0          2.8            3.2
1988           1.6           5.4          7.0            5.9
1989           0.3           6.0          6.3            6.2
1990           0.4           6.1          6.5            7.0
1991           1.2           5.7          6.9            9.4
1992           0.8           4.5          5.3            7.8
1993           0.3           3.9          4.2            6.6
1994          -1.3           3.5          2.2            1.4
1995           1.2           4.1          5.3            8.0
1996          -0.1           4.0          3.9            4.5
1997           0.0           4.0          4.0            5.5
--------------------------------------------------------------

*Lehman 3-Year Municipal Bond Index.

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
              SHORT-TERM PORTFOLIO      AVERAGE SHORT-TERM MUNICIPAL FUND*       LEHMAN 3 YEAR MUNICIPAL BOND INDEX
1987 10             10000                             10000                                    10000
1988 01             10307                             10114                                    10320
1988 04             10444                             10224                                    10465
1988 07             10547                             10337                                    10486
1988 10             10702                             10470                                    10592
1989 01             10825                             10610                                    10713
1989 04             10927                             10771                                    10745
1989 07             11228                             10933                                    11142
1989 10             11372                             11088                                    11249
1990 01             11563                             11241                                    11449
1990 04             11688                             11391                                    11532
1990 07             11939                             11542                                    11878
1990 10             12111                             11701                                    12034
1991 01             12376                             11998                                    12398
1991 04             12573                             12235                                    12638
1991 07             12730                             12285                                    12831
1991 10             12944                             12514                                    13160
1992 01             13205                             12833                                    13561
1992 04             13293                             12959                                    13636
1992 07             13575                             13178                                    14190
1992 10             13635                             13240                                    14185
1993 01             13837                             13498                                    14478
1993 04             13983                             13693                                    14746
1993 07             14050                             13662                                    14888
1993 10             14202                             13808                                    15124
1994 01             14358                             14093                                    15387
1994 04             14322                             14021                                    15148
1994 07             14446                             14033                                    15350
1994 10             14515                             14062                                    15330
1995 01             14637                             14280                                    15496
1995 04             14874                             14530                                    15855
1995 07             15120                             14675                                    16307
1995 10             15280                             14826                                    16556
1996 01             15493                             15166                                    16862
1996 04             15541                             15190                                    16847
1996 07             15702                             15212                                    17057
1996 10             15875                             15379                                    17303
1997 01             16024                             15692                                    17549
1997 04             16124                             15778                                    17622
1997 07             16363                             15883                                    18082
1997 10             16516                             16018                                    18253

----------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED OCTOBER 31, 1997
                                       ----------------------------------      FINAL VALUE OF A
                                       1 YEAR       5 YEARS      10 YEARS     $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Short-Term Portfolio                       4.04%      3.91%        5.15%           $16,516
Average Short-Term Municipal Fund*         4.16       3.88         4.82             16,018
Lehman 3-Year Municipal Bond Index         5.49       5.17         6.20             18,253
----------------------------------------------------------------------------------------------------

*Adjusted for maturity differences.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Short-Term Portfolio             9/1/1977   4.23%    3.84%     0.39%    4.71%   5.10%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Limited-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1987-OCTOBER 31, 1997
-------------------------------------------------------------------
                        LIMITED-TERM PORTFOLIO              LEHMAN*
FISCAL        CAPITAL        INCOME          TOTAL          TOTAL
YEAR          RETURN         RETURN         RETURN          RETURN
------------------------------------------------------------------
1987           -0.6%          1.0%            0.4%          -0.2%
1988            2.2           6.3             8.5            5.9
1989            0.0           6.5             6.5            6.2
1990            0.7           6.5             7.2            7.0
1991            2.8           6.1             8.9            9.4
1992            1.7           5.3             7.0            7.8
1993            2.4           4.6             7.0            6.6
1994           -3.1           4.2             1.1            1.4
1995            2.5           4.7             7.2            8.0
1996           -0.2           4.6             4.4            4.5
1997            0.5           4.5             5.0            5.5
------------------------------------------------------------------

*Lehman 3-Year Municipal Bond Index.

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------
         LIMITED-TERM PORTFOLIO    AVERAGE LIMITED-TERM MUNICIPAL FUND      LEHMAN 3 YEAR MUNICIPAL BOND INDEX
1987 10         10000                             10000                                 10000
1988 01         10427                             10373                                 10320
1988 04         10557                             10488                                 10465
1988 07         10681                             10591                                 10486
1988 10         10846                             10763                                 10592
1989 01         10976                             10898                                 10713
1989 04         11062                             10960                                 10745
1989 07         11434                             11261                                 11142
1989 10         11552                             11410                                 11249
1990 01         11771                             11598                                 11449
1990 04         11864                             11679                                 11532
1990 07         12218                             11960                                 11878
1990 10         12387                             12126                                 12034
1991 01         12733                             12419                                 12398
1991 04         12984                             12617                                 12638
1991 07         13169                             12779                                 12831
1991 10         13495                             13065                                 13160
1992 01         13849                             13381                                 13561
1992 04         13916                             13475                                 13636
1992 07         14411                             13888                                 14190
1992 10         14434                             13918                                 14185
1993 01         14781                             14273                                 14478
1993 04         15028                             14535                                 14746
1993 07         15152                             14626                                 14888
1993 10         15443                             14951                                 15124
1994 01         15693                             15135                                 15387
1994 04         15468                             14888                                 15148
1994 07         15648                             14991                                 15350
1994 10         15610                             15024                                 15330
1995 01         15757                             15128                                 15496
1995 04         16146                             15451                                 15855
1995 07         16517                             15723                                 16307
1995 10         16739                             15978                                 16556
1996 01         17072                             16228                                 16862
1996 04         17006                             16220                                 16847
1996 07         17216                             16339                                 17057
1996 10         17473                             16592                                 17303
1997 01         17686                             16761                                 17549
1997 04         17716                             16871                                 17622
1997 07         18186                             17208                                 18082
1997 10         18352                             17398                                 18253

--------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED OCTOBER 31, 1997
                                        ----------------------------------      FINAL VALUE OF A
                                        1 YEAR       5 YEARS      10 YEARS     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Limited-Term Portfolio                   5.03%        4.92%         6.26%           $18,352
Average Limited-Term Municipal Fund      4.86         4.56          5.69             17,398
Lehman 3-Year Municipal Bond Index       5.49         5.17          6.20             18,253
--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Limited-Term Portfolio           8/31/1987  5.53%    4.83%      0.93%   5.36%   6.29%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Intermediate-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
-----------------------------------------------------------
                INTERMEDIATE-TERM PORTFOLIO         LEHMAN*
FISCAL       CAPITAL      INCOME        TOTAL        TOTAL
YEAR         RETURN       RETURN       RETURN        RETURN
-----------------------------------------------------------
1978          -5.6%        4.4%         -1.2%         N/A
1979          -9.5         4.8          -4.7          N/A
1980         -11.6         5.9          -5.7          N/A
1981         -18.4         7.4         -11.0          N/A
1982          15.4        11.3          26.7          N/A
1983           0.3         8.4           8.7          N/A
1984          -1.7         8.9           7.2          N/A
1985           7.2         9.4          16.6          N/A
1986          10.8         8.5          19.3         19.8%
1987          -7.9         6.6          -1.3         -0.4
1988           6.4         7.5          13.9         10.5
1989           0.3         7.2           7.5          6.3
1990           0.3         7.0           7.3          8.0
1991           5.6         7.0          12.6         11.2
1992           1.2         6.0           7.2          8.2
1993           8.4         5.9          14.3         12.0
1994          -6.5         5.0          -1.5         -1.9
1995           6.3         5.8          12.1         12.3
1996          -0.3         5.2           4.9          4.7
1997           1.3         5.3           6.6          7.4
-----------------------------------------------------------

*Lehman 7-Year Municipal Bond Index.

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
             INTERMEDIATE-TERM PORTFOLIO    AVERAGE INTERMEDIATE-TERM MUNICIPAL FUND    LEHMAN 7 YEAR MUNICIPAL BOND INDEX
1987 10                10000                                 10000                                  10000
1988 01                10760                                 10517                                  10649
1988 04                10793                                 10579                                  10752
1988 07                10997                                 10705                                  10798
1988 10                11388                                 10979                                  11055
1989 01                11627                                 11049                                  11182
1989 04                11765                                 11174                                  11196
1989 07                12263                                 11588                                  11728
1989 10                12245                                 11645                                  11751
1990 01                12505                                 11775                                  12050
1990 04                12518                                 11856                                  12054
1990 07                13130                                 12302                                  12549
1990 10                13145                                 12404                                  12692
1991 01                13681                                 12714                                  13148
1991 04                14028                                 13034                                  13425
1991 07                14288                                 13230                                  13620
1991 10                14796                                 13661                                  14109
1992 01                15114                                 13916                                  14491
1992 04                15262                                 14065                                  14573
1992 07                16236                                 14819                                  15403
1992 10                15867                                 14661                                  15266
1993 01                16641                                 15118                                  15849
1993 04                17200                                 15608                                  16220
1993 07                17508                                 15882                                  16568
1993 10                18134                                 16443                                  17092
1994 01                18521                                 16665                                  17435
1994 04                17867                                 16015                                  16724
1994 07                18201                                 16260                                  17014
1994 10                17867                                 16033                                  16769
1995 01                18352                                 16223                                  17089
1995 04                18959                                 16853                                  17701
1995 07                19551                                 17307                                  18386
1995 10                20031                                 17782                                  18836
1996 01                20621                                 18105                                  19334
1996 04                20288                                 17923                                  19043
1996 07                20615                                 18153                                  19318
1996 10                21005                                 18554                                  19712
1997 01                21313                                 18661                                  20056
1997 04                21367                                 18814                                  20062
1997 07                22253                                 19595                                  20982
1997 10                22383                                 19782                                  21177

-----------------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED OCTOBER 31, 1997
                                              -------------------------------      FINAL VALUE OF A
                                              1 YEAR       5 YEARS   10 YEARS     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Intermediate-Term Portfolio                    6.56%        7.12%      8.39%             $22,383
Average Intermediate-Term Municipal Fund       6.62         6.17       7.06               19,782
Lehman 7-Year Municipal Bond Index             7.43         6.76       7.79               21,177
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Intermediate-Term Portfolio       9/1/1977  7.45%    6.78%     2.27%    6.20%   8.47%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1984-OCTOBER 31, 1997
-------------------------------------------------------------
                INSURED LONG-TERM PORTFOLIO        LEHMAN*
FISCAL         CAPITAL      INCOME      TOTAL       TOTAL
YEAR           RETURN       RETURN     RETURN       RETURN
-------------------------------------------------------------
1984            -1.6%        0.8%       -0.8%         1.3%
1985             6.7         9.7        16.4         18.7
1986            14.3         9.2        23.5         22.6
1987            -9.2         6.9        -2.3         -0.8
1988             7.9         8.2        16.1         14.6
1989             1.3         7.5         8.8          8.1
1990            -0.8         7.2         6.4          7.4
1991             6.0         7.2        13.2         12.2
1992             0.2         6.5         6.7          8.4
1993            10.7         6.4        17.1         14.1
1994           -10.8         5.2        -5.6         -4.3
1995             9.5         6.4        15.9         14.8
1996             0.7         5.6         6.3          5.7
1997             1.9         5.7         7.6          8.5
-------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
          INSURED LONG-TERM PORTFOLIO    AVERAGE INSURED LONG-TERM MUNICIPAL FUND      LEHMAN MUNICIPAL BOND INDEX
1987 10                10000                            10000                                    10000
1988 01                10801                            10851                                    10781
1988 04                10813                            10787                                    10850
1988 07                11084                            11057                                    11048
1988 10                11612                            11527                                    11457
1989 01                11967                            11766                                    11705
1989 04                12155                            11986                                    11818
1989 07                12724                            12474                                    12394
1989 10                12637                            12424                                    12385
1990 01                12773                            12550                                    12645
1990 04                12715                            12613                                    12670
1990 07                13515                            13209                                    13253
1990 10                13446                            13147                                    13305
1991 01                14112                            13668                                    13814
1991 04                14382                            14030                                    14125
1991 07                14612                            14275                                    14410
1991 10                15226                            14714                                    14923
1992 01                15566                            15049                                    15321
1992 04                15711                            15262                                    15468
1992 07                16974                            16262                                    16389
1992 10                16252                            15763                                    16175
1993 01                17237                            16502                                    16826
1993 04                17992                            17222                                    17424
1993 07                18262                            17540                                    17838
1993 10                19031                            18115                                    18452
1994 01                19496                            18482                                    18888
1994 04                18229                            17354                                    17800
1994 07                18743                            17687                                    18178
1994 10                17970                            16974                                    17654
1995 01                18860                            17593                                    18222
1995 04                19619                            18449                                    18991
1995 07                20160                            18837                                    19611
1995 10                20829                            19459                                    20275
1996 01                21730                            20164                                    20965
1996 04                21065                            19626                                    20501
1996 07                21553                            19976                                    20905
1996 10                22136                            20428                                    21431
1997 01                22409                            20579                                    21770
1997 04                22493                            20755                                    21860
1997 07                23759                            21882                                    23048
1997 10                23813                            21935                                    23250

----------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED OCTOBER 31, 1997
                                         -------------------------------    FINAL VALUE OF A
                                          1 YEAR    5 YEARS    10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                7.57%      7.94%      9.06%           $23,813
Average Insured Long-Term Municipal Fund   7.38       6.83       8.17             21,935
Lehman Municipal Bond Index                8.49       7.53       8.80             23,250
----------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Insured Long-Term Portfolio      9/30/1984  8.55%    7.38%     2.53%    6.62%    9.15%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
-----------------------------------------------------------
                 LONG-TERM PORTFOLIO               LEHMAN*
FISCAL      CAPITAL       INCOME      TOTAL         TOTAL
YEAR        RETURN        RETURN     RETURN         RETURN
-----------------------------------------------------------
1978         -8.9%         5.3%        -3.6%          N/A
1979         -9.4          5.7         -3.7           N/A
1980        -19.2          6.5        -12.7           N/A
1981        -21.4          8.4        -13.0         -11.4%
1982         19.0         13.3         32.3          31.6
1983          1.8          9.5         11.3           4.4
1984         -3.3          9.6          6.3           7.6
1985          8.3         10.1         18.4          18.7
1986         14.5          9.3         23.8          22.6
1987        -11.0          6.9         -4.1          -0.8
1988          9.0          8.3         17.3          14.6
1989          1.2          7.6          8.8           8.1
1990         -1.1          7.2          6.1           7.4
1991          6.7          7.6         14.3          12.2
1992          0.8          6.7          7.5           8.4
1993         10.5          6.4         16.9          14.1
1994        -10.7          5.2         -5.5          -4.3
1995          9.5          6.5         16.0          14.8
1996          1.1          5.6          6.7           5.7
1997          2.6          5.6          8.2           8.5
-----------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 35 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------
            LONG-TERM PORTFOLIO         AVERAGE GENERAL MUNICIPAL FUND   LEHMAN MUNICIPAL BOND INDEX
1987 10           10000                               10000                        10000
1988 01           10927                               10848                        10781
1988 04           10876                               10814                        10850
1988 07           11155                               11078                        11048
1988 10           11733                               11546                        11457
1989 01           12029                               11798                        11705
1989 04           12204                               11965                        11818
1989 07           12820                               12475                        12394
1989 10           12763                               12439                        12385
1990 01           12922                               12593                        12645
1990 04           12820                               12546                        12670
1990 07           13655                               13202                        13253
1990 10           13542                               13116                        13305
1991 01           14285                               13661                        13814
1991 04           14598                               13958                        14125
1991 07           14872                               14246                        14410
1991 10           15483                               14722                        14923
1992 01           15878                               15095                        15321
1992 04           16049                               15248                        15468
1992 07           17366                               16292                        16389
1992 10           16652                               15804                        16175
1993 01           17621                               16600                        16826
1993 04           18462                               17213                        17424
1993 07           18705                               17607                        17838
1993 10           19473                               18246                        18452
1994 01           19919                               18645                        18888
1994 04           18703                               17399                        17800
1994 07           19207                               17749                        18178
1994 10           18399                               17176                        17654
1995 01           19251                               17748                        18222
1995 04           20040                               18420                        18991
1995 07           20673                               18894                        19611
1995 10           21341                               19535                        20275
1996 01           22273                               20238                        20965
1996 04           21678                               19651                        20501
1996 07           22202                               20009                        20905
1996 10           22773                               20533                        21431
1997 01           23068                               20803                        21770
1997 04           23206                               20855                        21860
1997 07           24519                               22026                        23048
1997 10           24647                               22200                        23250

--------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED OCTOBER 31, 1997
                                     -----------------------------------         FINAL VALUE OF A
                                     1 YEAR       5 YEARS       10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Long-Term Portfolio                   8.23%         8.16%         9.44%               $24,647
Average General Municipal Fund        8.12          7.03          8.30                 22,200
Lehman Municipal Bond Index           8.49          7.53          8.80                 23,250
--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Long-Term Portfolio              9/1/1977   8.93%    7.60%     2.79%    6.69%    9.48%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
High-Yield Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-OCTOBER 31, 1997
-------------------------------------------------------------
                     HIGH-YIELD PORTFOLIO             LEHMAN*
FISCAL       CAPITAL       INCOME        TOTAL         TOTAL
YEAR         RETURN        RETURN       RETURN        RETURN
-------------------------------------------------------------
1979          -6.8%         5.2%          -1.6%        N/A
1980         -15.3          7.1           -8.2         N/A
1981         -19.4          9.0          -10.4        -11.4%
1982          16.1         13.7           29.8         31.6
1983           2.4          9.8           12.2          4.4
1984          -2.6         10.0            7.4          7.6
1985           8.5         10.4           18.9         18.7
1986          14.7          9.6           24.3         22.6
1987         -11.7          7.0           -4.7         -0.8
1988          10.1          8.7           18.8         14.6
1989           1.1          7.7            8.8          8.1
1990          -1.9          7.5            5.6          7.4
1991           7.2          8.0           15.2         12.2
1992           0.6          7.1            7.7          8.4
1993          10.0          6.8           16.8         14.1
1994         -10.5          5.5           -5.0         -4.3
1995           9.0          6.8           15.8         14.8
1996           0.3          5.7            6.0          5.7
1997           2.5          5.9            8.4          8.5
-------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 35 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------
              HIGH-YIELD PORTFOLIO      AVERAGE HIGH-YIELD MUNICIPAL FUND        LEHMAN MUNICIPAL BOND INDEX
1987 10           10000                             10000                                 10000
1988 01           10983                             10681                                 10781
1988 04           10874                             10733                                 10850
1988 07           11232                             11033                                 11048
1988 10           11881                             11454                                 11457
1989 01           12198                             11711                                 11705
1989 04           12427                             11914                                 11818
1989 07           13041                             12436                                 12394
1989 10           12930                             12417                                 12385
1990 01           13089                             12572                                 12645
1990 04           12985                             12547                                 12670
1990 07           13844                             13136                                 13253
1990 10           13651                             13041                                 13305
1991 01           14323                             13374                                 13814
1991 04           14710                             13695                                 14125
1991 07           15054                             14085                                 14410
1991 10           15729                             14470                                 14923
1992 01           16098                             14802                                 15321
1992 04           16314                             15014                                 15468
1992 07           17636                             15958                                 16389
1992 10           16941                             15557                                 16175
1993 01           17934                             16241                                 16826
1993 04           18749                             16770                                 17424
1993 07           19032                             17233                                 17838
1993 10           19788                             17745                                 18452
1994 01           20223                             18130                                 18888
1994 04           19131                             17122                                 17800
1994 07           19587                             17540                                 18178
1994 10           18792                             17048                                 17654
1995 01           19607                             17519                                 18222
1995 04           20439                             18160                                 18991
1995 07           21087                             18717                                 19611
1995 10           21769                             19216                                 20275
1996 01           22516                             19885                                 20965
1996 04           21981                             19415                                 20501
1996 07           22508                             19845                                 20905
1996 10           23083                             20320                                 21431
1997 01           23413                             20667                                 21770
1997 04           23512                             20824                                 21860
1997 07           24793                             21929                                 23048
1997 10           25011                             22205                                 23250


-----------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED OCTOBER 31, 1997
                                         -------------------------------      FINAL VALUE OF A
                                         1 YEAR      5 YEARS    10 YEARS     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
High-Yield Portfolio                      8.35%       8.10%       9.60%            $25,011
Average High-Yield Municipal Fund         9.28        7.38        8.30              22,205
Lehman Municipal Bond Index               8.49        7.53        8.80              23,250
-----------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -----------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
High-Yield Portfolio            12/27/1978  8.99%    7.56%     2.63%    6.96%    9.59%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                3.5%
Average Maturity                  46 days
Average Quality                     MIG-1
Expense Ratio                      0.18%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
MIG-1/SP-1                          68.0%
A-1/P-1                             27.0
AAA/AA                               4.7
A                                    0.3
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
Texas                               12.3%
Florida                              5.8
Wisconsin                            5.6
New York                             4.8
Illinois                             4.7
Alabama                              4.2
Georgia                              4.1
Alaska                               4.1
Missouri                             3.8
California                           3.7
-----------------------------------------
Top Ten                             53.1%

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the bonds held by the portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held in collateral for futures contracts.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a portfolio's holdings of bonds, the less the portfolio will be hurt by any financial problems in a single state or region.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by the portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.


FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      201
Yield                                3.8%
Yield to Maturity                    3.9%
Average Coupon                       5.3%
Average Maturity                 432 days
Average Quality                       AA+
Average Duration                1.1 years
Expense Ratio                      0.18%*
Cash Reserves                        2.2%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
                    SHORT-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared              0.66         1.00
Beta                   0.13         1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 63.4%
AA                                  30.2
A                                    3.9
BBB                                  1.0
BB                                   1.5
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                        52.6%
1-3 Years                           41.6
3-5 Years                            5.8
Over 5 Years                         --
-------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
California                          19.9%
New York                             8.5
Texas                                7.0
Massachusetts                        6.9
Illinois                             4.6
Pennsylvania                         4.0
District of Columbia                 3.7
Ohio                                 3.3
Georgia                              3.2
Florida                              3.2
-------------------------------------------
Top Ten                             64.3%

PORTFOLIO PROFILE
Limited-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.


FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      246
Yield                                4.1%
Yield to Maturity                    4.1%
Average Coupon                       6.0%
Average Maturity                3.0 years
Average Quality                       AA+
Average Duration                2.6 years
Expense Ratio                      0.18%*
Cash Reserves                          0%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
                  LIMITED-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared                 0.78       1.00
Beta                      0.32       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 57.5%
AA                                  30.3
A                                    6.1
BBB                                  3.9
BB                                   2.2
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                        14.5%
1-3 Years                           40.0
3-5 Years                           35.1
Over 5 Years                        10.4
-------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
New York                            16.6%
California                          11.5
Texas                                8.6
Pennsylvania                         8.1
Massachusetts                        5.9
Michigan                             5.7
Florida                              4.4
Wisconsin                            4.0
Washington                           3.5
Georgia                              3.3
-------------------------------------------
Top Ten                             71.6%

PORTFOLIO PROFILE
Intermediate-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.



FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      772
Yield                                4.4%
Yield to Maturity                    4.5%
Average Coupon                       5.8%
Average Maturity                6.6 years
Average Quality                       AA+
Average Duration                5.1 years
Expense Ratio                      0.18%*
Cash Reserves                        0.8%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]


VOLATILITY MEASURES
-------------------------------------------
             INTERMEDIATE-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared                 0.97       1.00
Beta                      0.75       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 61.7%
AA                                  22.8
A                                   11.2
BBB                                  4.0
BB                                   0.3
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                        11.7%
1-5 Years                           21.9
5-10 Years                          47.2
Over 10 Years                       19.2
-------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
New York                            13.3%
California                           9.6
Texas                                8.8
Pennsylvania                         7.8
New Jersey                           5.6
Illinois                             5.2
Massachusetts                        4.9
Florida                              4.4
Washington                           3.7
Nevada                               3.6
-------------------------------------------
Top Ten                             66.9%

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.



FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      253
Yield                                4.9%
Yield to Maturity                    5.0%
Average Coupon                       6.0%
Average Maturity               12.1 years
Average Quality                       AAA
Average Duration                8.0 years
Expense Ratio                      0.18%*
Cash Reserves                          0%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
             INSURED LONG-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared                 0.96       1.00
Beta                      1.19       1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 97.6%
AA                                   2.4
A                                    --
BBB                                  --
BB                                   --
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                         3.6%
1-5 Years                           13.6
5-10 Years                          20.7
10-20 Years                         46.1
20-30 Years                         16.0
Over 30 Years                        --
-------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
California                          10.6%
Texas                                8.5
Pennsylvania                         8.1
Florida                              7.9
Massachusetts                        6.6
Ohio                                 6.1
New Jersey                           4.7
Illinois                             4.5
New York                             4.2
Michigan                             4.1
-------------------------------------------
Top Ten                             65.3%

PORTFOLIO PROFILE
Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.



FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      145
Yield                                4.8%
Yield to Maturity                    4.8%
Average Coupon                       5.9%
Average Maturity              11.4  years
Average Quality                       AA+
Average Duration                7.4 years
Expense Ratio                      0.18%*
Cash Reserves                        1.3%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
                     LONG-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared                 0.97       1.00
Beta                      1.14       1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 51.9%
AA                                  18.6
A                                   24.2
BBB                                  5.3
BB                                   --
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                        11.8%
1-5 Years                           15.4
5-10 Years                          13.2
10-20 Years                         43.3
20-30 Years                         16.3
Over 30 Years                        --
-------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
New York                            16.2%
Texas                               12.5
California                          12.0
Pennsylvania                         9.7
Massachusetts                        7.5
New Jersey                           4.8
Illinois                             4.7
Ohio                                 3.0
Washington                           2.9
Wisconsin                            2.9
-------------------------------------------
Top Ten                             76.2%

PORTFOLIO PROFILE
High-Yield Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.



FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                      253
Yield                                5.0%
Yield to Maturity                    5.2%
Average Coupon                       5.8%
Average Maturity               11.4 years
Average Quality                       AA-
Average Duration                7.6 years
Expense Ratio                      0.19%*
Cash Reserves                          0%

*Annualized.

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
                    HIGH-YIELD     LEHMAN
                     PORTFOLIO     INDEX*
-------------------------------------------
R-Squared                 0.97       1.00
Beta                      1.10       1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                 52.5%
AA                                   8.2
A                                   14.3
BBB                                 14.3
BB                                   2.7
B                                    --
Not Rated                            8.0
-----------------------------------------------
Total                              100.0%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                         6.7%
1-5 Years                           11.6
5-10 Years                          32.1
10-20 Years                         32.6
20-30 Years                         15.4
Over 30 Years                        1.6
-------------------------------------------
Total                              100.0%


LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------
California                          12.7%
New York                            12.4
Texas                                9.6
Pennsylvania                         8.7
Florida                              7.3
Massachusetts                        7.2
Illinois                             5.0
District of Columbia                 4.4
Michigan                             4.3
Indiana                              3.2
-------------------------------------------
Top Ten                             74.8%

FINANCIAL STATEMENTS
October 31, 1997

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Fund Portfolios, and the Report Of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the two most recent reporting periods, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gains (Losses) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during each period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------------------------
                                                    MONEY MARKET                     SHORT-TERM
                                                     PORTFOLIO                       PORTFOLIO
                                         ------------------------------   --------------------------------
                                             SEP. 1 TO       YEAR ENDED       SEP. 1 TO        YEAR ENDED
                                         OCT. 31, 1997    AUG. 31, 1997   OCT. 31, 1997     AUG. 31, 1997
                                                 (000)            (000)           (000)             (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                    $33,155         $180,797         $10,258           $59,725
                                         -----------------------------------------------------------------
      Total Income                              33,155          180,797          10,258            59,725
                                         -----------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                 127              735              35               217
      Management and Administrative              1,152            6,664             313             1,913
      Marketing and Distribution                   252            1,567              70               470
   Taxes (other than income taxes)                  66              323              18                90
   Custodian Fees                                   12              100               3                26
   Legal Fees                                       --               --              --                --
   Auditing Fees                                    13               10               9                 7
   Shareholders' Reports                            17               90               6                33
   Annual Meeting and Proxy Costs                    1                8              --                 3
   Directors' Fees and Expenses                      2               11               1                 3
                                         -----------------------------------------------------------------
      Total Expenses                             1,642            9,508             455             2,762
      Expenses Paid Indirectly--Note C             (12)            (100)             (3)              (34)
                                         -----------------------------------------------------------------
      Net Expenses                               1,630            9,408             452             2,728
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           31,525          171,389           9,806            56,997
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                       --              132               7               592
   Futures Contracts                                --               --              --                --
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                            --              132               7               592
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                            --               --           1,397             2,384
   Futures Contracts                                --               --              --                --
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                   --               --           1,397             2,384
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $31,525         $171,521         $11,210           $59,973
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                    LIMITED-TERM                 INTERMEDIATE-TERM
                                                     PORTFOLIO                       PORTFOLIO
                                         ------------------------------   --------------------------------
                                             SEP. 1 TO       YEAR ENDED       SEP. 1 TO        YEAR ENDED
                                         OCT. 31, 1997    AUG. 31, 1997   OCT. 31, 1997     AUG. 31, 1997
                                                 (000)            (000)           (000)             (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                    $14,739          $84,467         $58,149          $329,518
                                         -----------------------------------------------------------------
      Total Income                              14,739           84,467          58,149           329,518
                                         -----------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                  46              269             160               925
      Management and Administrative                427            2,509           1,526             9,031
      Marketing and Distribution                    80              497             236             1,441
   Taxes (other than income taxes)                  24              129              84               434
   Custodian Fees                                    4               32              11                99
   Legal Fees                                       --               --              --                --
   Auditing Fees                                     9                8              14                11
   Shareholders' Reports                             8               48              27               163
   Annual Meeting and Proxy Costs                   --                4               1                14
   Directors' Fees and Expenses                      1                4               2                15
                                         -----------------------------------------------------------------
      Total Expenses                               599            3,500           2,061            12,133
      Expenses Paid Indirectly--Note C              (4)             (96)            (11)             (397)
                                         -----------------------------------------------------------------
      Net Expenses                                 595            3,404           2,050            11,736
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           14,144           81,063          56,099           317,782
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                      560              970              24             9,488
   Futures Contracts                              (273)           1,411         (12,019)           (4,325)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                           287            2,381         (11,995)            5,163
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                         5,853            9,835          44,814           106,226
   Futures Contracts                              (410)           2,619          (7,928)           10,516
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                5,443           12,454          36,886           116,742
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $19,874          $95,898         $80,990          $439,687
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                 INSURED LONG-TERM                   LONG-TERM
                                                     PORTFOLIO                       PORTFOLIO
                                         ------------------------------   --------------------------------
                                             SEP. 1 TO       YEAR ENDED       SEP. 1 TO        YEAR ENDED
                                         OCT. 31, 1997    AUG. 31, 1997   OCT. 31, 1997     AUG. 31, 1997
                                                 (000)            (000)           (000)             (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                    $18,677         $111,546         $11,265         $  64,496
                                         -----------------------------------------------------------------
      Total Income                              18,677          111,546          11,265            64,496
                                         -----------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                  49              293              30               171
      Management and Administrative                467            2,917             279             1,724
      Marketing and Distribution                    59              381              38               236
   Taxes (other than income taxes)                  25              126              15                72
   Custodian Fees                                    4               34               2                21
   Legal Fees                                       --               --              --                --
   Auditing Fees                                    10                8               9                 7
   Shareholders' Reports                             8               51               5                25
   Annual Meeting and Proxy Costs                   --                4              --                 3
   Directors' Fees and Expenses                      1                4              --                 3
                                         -----------------------------------------------------------------
      Total Expenses                               623            3,818             378             2,262
      Expenses Paid Indirectly--Note C              (4)            (130)             (2)              (89)
                                         -----------------------------------------------------------------
      Net Expenses                                 619            3,688             376             2,173
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           18,058          107,858          10,889            62,323
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                    1,062           12,355           1,565             2,928
   Futures Contracts                            (8,402)          (4,617)         (3,750)              (54)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        (7,340)           7,738          (2,185)            2,874
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                        19,467           55,180          10,272            38,537
   Futures Contracts                            (3,310)            (497)            321             1,240
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                               16,157           54,683          10,593            39,777
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $26,875         $170,279         $19,297          $104,974
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                     HIGH-YIELD
                                                                                     PORTFOLIO
                                                                        ----------------------------------
                                                                              SEP. 1 TO        YEAR ENDED
                                                                          OCT. 31, 1997     AUG. 31, 1997
                                                                                  (000)             (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                     $23,284           $119,410
                                                                        ----------------------------------
      Total Income                                                               23,284            119,410
                                                                        ----------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                   53                307
      Management and Administrative                                                 462              3,021
      Marketing and Distribution                                                     72                448
   Taxes (other than income taxes)                                                   27                133
   Custodian Fees                                                                     4                 33
   Legal Fees                                                                        43                 --
   Auditing Fees                                                                     10                  8
   Shareholders' Reports                                                              9                 55
   Annual Meeting and Proxy Costs                                                    --                  5
   Directors' Fees and Expenses                                                       1                  5
                                                                        ----------------------------------
      Total Expenses                                                                681              4,015
      Expenses Paid Indirectly--Note C                                               (4)              (127)
                                                                        ----------------------------------
      Net Expenses                                                                  677              3,888
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            22,607            115,522
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                       275             14,567
   Futures Contracts                                                             (5,488)            (4,642)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                         (5,213)             9,925
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                                         25,587             62,449
   Futures Contracts                                                             (7,184)               934
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 18,403             63,383
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $35,797           $188,830
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------
                                                            MONEY MARKET                     SHORT-TERM
                                                              PORTFOLIO                       PORTFOLIO
                                                   -----------------------------  --------------------------------
                                                       SEP. 1 TO      YEAR ENDED      SEP. 1 TO       YEAR ENDED
                                                   OCT. 31, 1997   AUG. 31, 1997  OCT. 31, 1997    AUG. 31, 1997
                                                           (000)           (000)          (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                             $   31,525       $  171,389      $    9,806      $   56,997
   Realized Net Gain (Loss)                                  --              132               7             592
   Change in Unrealized Appreciation (Depreciation)          --               --           1,397           2,384
                                                   --------------------------------------------------------------
      Net Increase in Net Assets Resulting
        from Operations                                  31,525          171,521          11,210          59,973
                                                   --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (31,525)        (171,389)         (9,806)        (56,997)
   Realized Capital Gain                                     --               --              --            (392)
                                                   --------------------------------------------------------------
      Total Distributions                               (31,525)        (171,389)         (9,806)        (57,389)
                                                   --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                               943,194        5,660,032         135,146         732,007
   Issued in Lieu of Cash Distributions                  29,510          159,979           8,197          48,457
   Redeemed                                            (937,706)      (5,099,054)       (123,916)       (775,966)
                                                   --------------------------------------------------------------
      Net Increase from Capital Share
        Transactions                                     34,998          720,957          19,427           4,498
-----------------------------------------------------------------------------------------------------------------
   Total Increase                                        34,998          721,089          20,831           7,082
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                5,345,412        4,624,323       1,463,734       1,456,652
                                                   --------------------------------------------------------------
   End of Period                                     $5,380,410       $5,345,412      $1,484,565      $1,463,734
=================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                               943,194        5,660,032           8,675          47,037
   Issued in Lieu of Cash Distributions                  29,510          159,979             526           3,113
   Redeemed                                            (937,706)      (5,099,054)         (7,954)        (49,869)
                                                   --------------------------------------------------------------
      Net Increase in Shares Outstanding                 34,998          720,957           1,247             281
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                            LIMITED-TERM                  INTERMEDIATE-TERM
                                                              PORTFOLIO                       PORTFOLIO
                                                   -----------------------------  -------------------------------
                                                       SEP. 1 TO      YEAR ENDED      SEP. 1 TO       YEAR ENDED
                                                   OCT. 31, 1997   AUG. 31, 1997  OCT. 31, 1997    AUG. 31, 1997
                                                           (000)           (000)          (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                             $   14,144       $   81,063      $   56,099      $  317,782
   Realized Net Gain (Loss)                                 287            2,381         (11,995)          5,163
   Change in Unrealized Appreciation (Depreciation)       5,443           12,454          36,886         116,742
                                                   --------------------------------------------------------------
         Net Increase in Net Assets Resulting
           from Operations                               19,874           95,898          80,990         439,687
                                                   --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (14,144)         (81,063)        (56,099)       (317,782)
   Realized Capital Gain                                     --               --              --          (1,435)
                                                   --------------------------------------------------------------
         Total Distributions                            (14,144)         (81,063)        (56,099)       (319,217)
                                                   --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                               122,679          672,438         245,741       1,549,834
   Issued in Lieu of Cash Distributions                  11,012           63,785          41,585         236,107
   Redeemed                                            (106,518)        (582,527)       (199,759)     (1,175,502)
                                                   --------------------------------------------------------------
         Net Increase from Capital Share
           Transactions                                  27,173          153,696          87,567         610,439
-----------------------------------------------------------------------------------------------------------------
   Total Increase                                        32,903          168,531         112,458         730,909
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                1,929,106        1,760,575       6,657,681       5,926,772
                                                   --------------------------------------------------------------
   End of Period                                     $1,962,009       $1,929,106      $6,770,139      $6,657,681
=================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                11,434           62,932          18,412         117,359
   Issued in Lieu of Cash Distributions                   1,025            5,970           3,113          17,869
   Redeemed                                              (9,927)         (54,564)        (14,978)        (89,141)
                                                   --------------------------------------------------------------
         Net Increase in Shares Outstanding               2,532           14,338           6,547           46,087
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                          INSURED LONG-TERM                   LONG-TERM
                                                              PORTFOLIO                       PORTFOLIO
                                                   -----------------------------  -------------------------------
                                                       SEP. 1 TO      YEAR ENDED      SEP. 1 TO       YEAR ENDED
                                                   OCT. 31, 1997   AUG. 31, 1997  OCT. 31, 1997    AUG. 31, 1997
                                                           (000)           (000)          (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                              $  18,058       $  107,858      $   10,889      $   62,323
   Realized Net Gain (Loss)                              (7,340)           7,738          (2,185)          2,874
   Change in Unrealized Appreciation (Depreciation)      16,157           54,683          10,593          39,777
                                                   --------------------------------------------------------------
         Net Increase in Net Assets Resulting
           from Operations                               26,875          170,279          19,297         104,974
                                                   --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (18,058)        (107,858)        (10,889)        (62,323)
   Realized Capital Gain                                     --          (11,310)             --          (2,409)
                                                   --------------------------------------------------------------
         Total Distributions                            (18,058)        (119,168)        (10,889)        (64,732)
                                                   --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                43,498          265,675          39,661         221,419
   Issued in Lieu of Cash Distributions                  11,314           76,210           7,317          44,013
   Redeemed                                             (44,567)        (305,317)        (27,954)       (194,173)
                                                   --------------------------------------------------------------
         Net Increase from Capital Share
           Transactions                                  10,245           36,568          19,024          71,259
-----------------------------------------------------------------------------------------------------------------
   Total Increase                                        19,062           87,679          27,432         111,501
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                2,024,057        1,936,378       1,221,705       1,110,204
                                                   --------------------------------------------------------------
   End of Period                                     $2,043,119       $2,024,057      $1,249,137      $1,221,705
=================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                 3,481           21,609           3,557          20,226
   Issued in Lieu of Cash Distributions                     904            6,179             654           4,015
   Redeemed                                              (3,568)         (24,797)         (2,508)        (17,737)
                                                   --------------------------------------------------------------
         Net Increase in Shares Outstanding                 817            2,991           1,703           6,504
=================================================================================================================

----------------------------------------------------------------------------------------------------
                                                                                HIGH-YIELD
                                                                                 PORTFOLIO
                                                                      ------------------------------
                                                                          SEP. 1 TO      YEAR ENDED
                                                                      OCT. 31, 1997   AUG. 31, 1997
                                                                              (000)           (000)
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                 $  22,607       $  115,522
   Realized Net Gain (Loss)                                                 (5,213)           9,925
   Change in Unrealized Appreciation (Depreciation)                         18,403           63,383
                                                                      ------------------------------
      Net Increase in Net Assets Resulting from Operations                  35,797          188,830
                                                                      ------------------------------
DISTRIBUTIONS
   Net Investment Income                                                   (22,607)        (115,522)
   Realized Capital Gain                                                        --               --
                                                                      ------------------------------
      Total Distributions                                                  (22,607)        (115,522)
                                                                      ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                  101,099          480,518
   Issued in Lieu of Cash Distributions                                     14,591           77,020
   Redeemed                                                                (65,952)        (422,965)
                                                                      ------------------------------
      Net Increase from Capital Share Transactions                          49,738          134,573
----------------------------------------------------------------------------------------------------
   Total Increase                                                           62,928          207,881
----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                   2,192,644        1,984,763
                                                                      ------------------------------
   End of Period                                                        $2,255,572       $2,192,644
====================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                    9,278           45,326
   Issued in Lieu of Cash Distributions                                      1,347            7,255
   Redeemed                                                                 (6,106)         (39,946)
                                                                      ------------------------------
      Net Increase in Shares Outstanding                                     4,519           12,635
====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00    $1.00      $1.00     $1.00       $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .006     .034       .034      .036        .024        .025
   Net Realized and Unrealized Gain (Loss)
      on Investments                                       --       --         --        --          --          --
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .006     .034       .034      .036        .024        .025
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.006)   (.034)     (.034)    (.036)      (.024)      (.025)
   Distributions from Realized Capital Gains               --       --         --        --          --          --
                                                --------------------------------------------------------------------
      Total Distributions                               (.006)   (.034)     (.034)    (.036)      (.024)      (.025)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00    $1.00      $1.00     $1.00       $1.00       $1.00
====================================================================================================================

TOTAL RETURN                                            0.59%    3.47%      3.48%     3.63%       2.43%       2.51%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $5,380   $5,345     $4,624    $4,166      $4,164      $3,538
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.20%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               3.53%*    3.41%      3.42%     3.56%       2.41%       2.48%
   Portfolio Turnover Rate                                N/A      N/A        N/A       N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $15.57   $15.54     $15.59    $15.46      $15.63      $15.64
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .103     .610       .609      .600        .534        .609
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .010     .034      (.050)     .131       (.150)       .033
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .113     .644       .559      .731        .384        .642
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.103)   (.610)     (.609)    (.600)      (.534)      (.609)
   Distributions from Realized Capital Gains               --    (.004)        --     (.001)      (.020)      (.043)
                                                --------------------------------------------------------------------
      Total Distributions                               (.103)   (.614)     (.609)    (.601)      (.554)      (.652)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $15.58   $15.57     $15.54    $15.59      $15.46      $15.63
====================================================================================================================

TOTAL RETURN                                            0.73%    4.22%      3.64%     4.83%       2.49%       4.18%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $1,485   $1,464     $1,457    $1,442      $1,561      $1,329
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.20%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               3.96%*    3.91%      3.90%     3.88%       3.42%       3.88%
   Portfolio Turnover Rate                                 4%      34%        33%       32%         27%         46%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                              LIMITED-TERM PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.71   $10.62     $10.71    $10.57      $10.80      $10.64
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .078     .476       .483      .476        .454        .485
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .030     .090      (.090)     .140       (.208)       .209
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .108     .566       .393      .616        .246        .694
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.078)   (.476)     (.483)    (.476)      (.454)      (.485)
   Distributions from Realized Capital Gains               --       --         --        --       (.022)      (.049)
                                                --------------------------------------------------------------------
      Total Distributions                               (.078)   (.476)     (.483)    (.476)      (.476)      (.534)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.74   $10.71     $10.62    $10.71      $10.57      $10.80
====================================================================================================================

TOTAL RETURN                                            1.01%    5.44%      3.73%     5.99%       2.31%       6.68%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $1,962   $1,929     $1,761    $1,669      $1,814      $1,625
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.21%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               4.34%*    4.46%      4.51%     4.51%       4.24%       4.50%
   Portfolio Turnover Rate                                 2%      28%        27%       35%         21%         20%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                           INTERMEDIATE-TERM PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.30   $13.04     $13.14    $13.02      $13.45      $12.85
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .111     .669       .671      .686        .683        .710
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .050     .263      (.091)     .278       (.354)       .721
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .161     .932       .580      .964        .329       1.431
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.111)   (.669)     (.671)    (.686)      (.683)      (.710)
   Distributions from Realized Capital Gains               --    (.003)     (.009)    (.158)      (.076)      (.121)
                                                --------------------------------------------------------------------
      Total Distributions                               (.111)   (.672)     (.680)    (.844)      (.759)      (.831)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.35   $13.30     $13.04    $13.14      $13.02      $13.45
====================================================================================================================

TOTAL RETURN                                            1.21%    7.31%      4.47%     7.82%       2.49%      11.54%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $6,770   $6,658     $5,927    $5,448      $5,068      $4,945
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.20%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               4.99%*    5.07%      5.09%     5.35%       5.15%       5.41%
   Portfolio Turnover Rate                                 1%      15%        14%       12%         18%         15%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                           INSURED LONG-TERM PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.45   $12.14     $12.12    $11.98      $12.89      $12.28
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .111     .674       .670      .684        .699        .718
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .060     .382       .020      .313       (.734)       .813
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .171    1.056       .690      .997       (.035)      1.531
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.111)   (.674)     (.670)    (.684)      (.699)      (.718)
   Distributions from Realized Capital Gains               --    (.072)        --     (.173)      (.176)      (.203)
                                                --------------------------------------------------------------------
      Total Distributions                               (.111)   (.746)     (.670)    (.857)      (.875)      (.921)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $12.51   $12.45     $12.14    $12.12      $11.98      $12.89
====================================================================================================================

TOTAL RETURN                                            1.37%    8.93%      5.77%     8.88%      -0.32%      13.06%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $2,043   $2,024     $1,936    $1,935      $1,938      $2,194
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.20%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               5.32%*    5.47%      5.46%     5.82%       5.62%       5.77%
   Portfolio Turnover Rate                                 1%      18%        18%        7%         16%         30%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                               LONG-TERM PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $11.11   $10.73     $10.68    $10.58      $11.38      $10.95
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .098     .588       .591      .608        .609        .640
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .070     .403       .050      .256       (.595)       .715
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .168     .991       .641      .864        .014       1.355
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.098)   (.588)     (.591)    (.608)      (.609)      (.640)
   Distributions from Realized Capital Gains               --    (.023)        --     (.156)      (.205)      (.285)
                                                --------------------------------------------------------------------
      Total Distributions                               (.098)   (.611)     (.591)    (.764)      (.814)      (.925)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.18   $11.11     $10.73    $10.68      $10.58      $11.38
====================================================================================================================

TOTAL RETURN                                            1.52%    9.46%      6.08%     8.74%       0.08%      13.09%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $1,249   $1,222     $1,110    $1,054      $1,001      $1,131
   Ratio of Total Expenses to
      Average Net Assets                               0.18%*    0.19%      0.20%     0.23%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               5.28%*    5.37%      5.45%     5.87%       5.56%       5.81%
   Portfolio Turnover Rate                                 1%       9%        26%       35%         45%         36%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                               HIGH-YIELD PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                    SEP. 1 TO  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  OCT. 31, 1997     1997       1996      1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.76   $10.39     $10.43    $10.39      $11.17      $10.76
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .106     .589       .594      .625        .626        .669
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .070     .370      (.040)     .213       (.566)       .664
                                                --------------------------------------------------------------------
      Total from Investment Operations                   .176     .959       .554      .838        .060       1.333
                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.106)   (.589)     (.594)    (.625)      (.626)      (.669)
   Distributions from Realized Capital Gains               --       --         --     (.173)      (.214)      (.254)
                                                --------------------------------------------------------------------
      Total Distributions                               (.106)   (.589)     (.594)    (.798)      (.840)      (.923)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.83   $10.76     $10.39    $10.43      $10.39      $11.17
====================================================================================================================

TOTAL RETURN                                            1.63%    9.45%      5.39%     8.69%       0.52%      13.08%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                $2,256   $2,193     $1,985    $1,865      $1,781      $1,931
   Ratio of Total Expenses to
      Average Net Assets                               0.19%*    0.19%      0.20%     0.22%       0.20%       0.20%
   Ratio of Net Investment Income to
      Average Net Assets                               6.08%*    5.56%      5.66%     6.15%       5.83%       6.15%
   Portfolio Turnover Rate                                 3%      27%        19%       33%         50%         34%
--------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Money Market, Short-Term, Limited-Term, Intermediate-Term, Insured Long-Term, Long-Term, and High-Yield Portfolios. Each Portfolio invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: Each Portfolio, except the Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the values of futures contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1997, the Fund had contributed capital aggregating $1,422,000 to Vanguard (included in Other Assets), representing 7.1% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the two months ended October 31, 1997, custodian fee offset arrangements reduced expenses for the Money Market, Short-Term, Limited-Term, Intermediate-Term, Insured Long-Term, Long-Term, and High-Yield Portfolios by $12,000, $3,000, $4,000, $11,000, $4,000, $2,000, and $4,000, respectively.


D. During the two months ended October 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

         -----------------------------------------------------------------
                                                            (000)
                                                 -------------------------
         PORTFOLIO                                PURCHASES         SALES
         -----------------------------------------------------------------
         Short-Term                              $  90,107        $45,459
         Limited-Term                              116,949         32,281
         Intermediate-Term                         237,857         74,604
         Insured Long-Term                          59,974         28,208
         Long-Term                                  13,252         26,296
         High-Yield                                 88,447         62,631
         -----------------------------------------------------------------


E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at October 31, 1997, and/or capital losses available to offset future capital gains:

         --------------------------------------------------------------------
                                                         CAPITAL LOSS
                                                    -------------------------
                                CAPITAL GAINS                     EXPIRATION
                                 AVAILABLE FOR                  FISCAL YEAR(S)
                                 DISTRIBUTION       AMOUNT          ENDING
         PORTFOLIO                   (000)          (000)         OCTOBER 31
         --------------------------------------------------------------------
         Money Market                   --       $  (638)        2001-2005
         Short-Term              $     540            --                --
         Limited-Term                   --        (2,325)        2003-2005
         Intermediate-Term          26,374            --                --
         Insured Long-Term          13,299        (1,861)             2005
         Long-Term                   6,521          (635)             2005
         High-Yield                 10,842        (3,074)             2005
         --------------------------------------------------------------------


    Capital gains available for distribution by the Insured Long-Term, Long-Term, and High-Yield Portfolios represent tax basis gains realized through fiscal year-end August 31, 1997. For the two months ended October 31, 1997, the Portfolios realized tax basis losses, which are available to offset future net capital gains.

F. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         --------------------------------------------------------------------
                                                    (000)
                                 --------------------------------------------
                                                                     NET
                                 APPRECIATED     DEPRECIATED      UNREALIZED
         PORTFOLIO                SECURITIES      SECURITIES     APPRECIATION
         --------------------------------------------------------------------
         Short-Term             $    7,069        $   (58)       $   7,011
         Limited-Term               25,319           (282)          25,037
         Intermediate-Term         358,066           (217)         357,849
         Insured Long-Term         191,587             (7)         191,580
         Long-Term                 108,934            (54)         108,880
         High-Yield                176,874        (30,162)         146,712
         --------------------------------------------------------------------

    At October 31, 1997, the aggregate settlement value of open futures contracts expiring in December 1997 and the related unrealized appreciation (depreciation) were:

----------------------------------------------------------------------------
                                                            (000)
                                               -----------------------------
                                                  AGGREGATE       UNREALIZED
                                  NUMBER OF       SETTLEMENT    APPRECIATION
PORTFOLIO/FUTURES CONTRACTS       CONTRACTS         VALUE       (DEPRECIATION)
----------------------------------------------------------------------------
Limited-Term/
  Long 5-Year U.S. Treasury Note      750        $  81,305      $   (257)
Intermediate-Term/
  Short U.S. Treasury Note          2,000          223,500        (6,267)
Insured Long-Term/
  Short U.S. Treasury Bond            647           76,649        (3,807)
Long-Term/
  Long U.S. Treasury Bond             250           29,617            71
High-Yield/
  Short U.S. Treasury Bond          1,411          167,159        (7,912)
----------------------------------------------------------------------------

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON

Managing Director, Legal Department.

ROBERT A. DISTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MACKINNON

Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
   the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

Q950-10/97 - (C) 1997 Vanguard Marketing Corporation, Distributor




FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

VANGUARD MUNICIPAL BOND FUND
FINANCIAL STATEMENTS
October 31, 1997

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings by state, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------
 CONTENTS
 Money Market Portfolio   . . . . . .   1
 Short-Term Portfolio   . . . . . . .   9
 Limited-Term Portfolio   . . . . . .  15
 Intermediate-Term Portfolio    . . .  21
 Insured Long-Term Portfolio    . . .  36
 Long-Term Portfolio    . . . . . . .  43
 High-Yield Portfolio   . . . . . . .  47
 Key To Abbreviations   . . . . . . .  54
 Report Of Independent Accountants     55
-------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.4%)
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (4.2%)
Alabama Special Care Fac. Finance Auth. of the
   City of Montgomery Hosp. Rev. VRDO                                    3.65%    11/5/97   (3)          $  20,400    $   20,400
Birmingham AL GO VRDO                                                    3.60%    11/5/97   (2) LOC         31,800        31,800
Birmingham AL GO VRDO                                                   3.625%    11/5/97   LOC             28,900        28,900
Birmingham AL GO VRDO                                                   3.625%    11/6/97   LOC             19,800        19,800
Daphne AL Villa Mercy Special Care Fac. Rev. VRDO
   (Mercy Medical Project)                                               3.65%    11/5/97   LOC             23,500        23,500
Huntsville AL Health Care Auth.VRDO                                      3.65%    11/6/97   (1)             30,800        30,800
McIntosh AL IDR PCR VRDO (Ciba-Geigy Corp. Project)                      3.60%    11/5/97   LOC             25,000        25,000
McIntosh AL IDR PCR VRDO (Ciba-Geigy Corp. Project)                      4.25%    11/4/97   LOC             12,100        12,100
Mobile AL IDR VRDO (Kimberly-Clark Tissue Co. Project)                   3.65%    11/5/97                   33,550        33,550
                                                                                                                     -----------
                                                                                                                         225,850
                                                                                                                     -----------
ALASKA (4.1%)
Alaska Housing Finance Corp. VRDO                                        3.65%    11/5/97                  124,800       124,800
Alaska Housing Finance Corp. TOB VRDO                                    3.75%    11/6/97                    7,845         7,845





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Anchorage AK Electric Util. Rev. VRDO (Muni. Light & Power)              3.60%    11/5/97   LOC          $  18,000    $   18,000
Anchorage AK TAN                                                         4.00%   12/17/97                   12,000        12,007
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                  4.15%    11/4/97                   18,000        18,000
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                  4.20%    11/4/97                    3,000         3,000
Valdez AK Marine Air Terminal VRDO (Atlantic Richfield Co.)              3.95%    11/6/97                    7,000         7,000
Valdez City AK Marine Terminal Rev. VRDO
   (Mobil Alaska Pipeline Co. Project)                                   3.65%    11/5/97                   28,350        28,350
                                                                                                                     -----------
                                                                                                                         219,002
                                                                                                                     -----------
ARIZONA (0.7%)
Arizona Health Fac. Auth. VRDO (Samaritan Health Services)               3.60%    11/6/97   (3)             26,760        26,760
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          4.20%    11/4/97   LOC             11,900        11,900
                                                                                                                     -----------
                                                                                                                          38,660
                                                                                                                     -----------
CALIFORNIA (3.7%)
California RAN                                                           4.50%    6/30/98                   60,000        60,250
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)            3.40%    11/5/97                    1,000         1,000
California Higher Educ. Loan Auth. Student Loan Rev. PUT                 3.95%     5/1/98   LOC             49,300        49,300
California Higher Educ. Loan Auth. Student Loan Rev. PUT                 4.00%     7/1/98   LOC             16,000        16,000
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.60%    11/5/97   LOC              9,650         9,650
Los Angeles City CA TRAN                                                 4.50%    6/30/98                   24,000        24,095
Los Angeles County CA Pension Obligation VRDO                            3.40%    11/5/97   (2)              1,100         1,100
Los Angeles County CA TRAN                                               4.50%    6/30/98                   21,000        21,080
Orange County CA Sanitation Dist. VRDO                                   3.95%    11/4/97   (3)              5,200         5,200
Stanislaus CA TRAN                                                       4.50%     7/9/98                   14,000        14,055
                                                                                                                     -----------
                                                                                                                         201,730
                                                                                                                     -----------
COLORADO (2.3%)
Colorado TRAN                                                            4.50%    6/26/98                   31,000        31,128
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)                 3.60%    11/5/97                   18,600        18,600
Colorado Health Fac. Auth. Rev. VRDO (Sisters of Charity)                3.60%    11/6/97                    5,300         5,300
Colorado Springs (El Paso County) CO School Dist.                        4.50%    6/30/98                   24,400        24,504
Denver CO City, County Airport Rev. VRDO                                 3.75%    11/6/97   LOC             21,000        21,000
Moffat County CO PCR VRDO (PacifiCorp Project)                           4.25%    11/4/97   (2)             10,605        10,605
Regional Transp. Dist. of Colorado COP (Transit Vehicles Project)        3.70%    11/5/97   LOC             14,690        14,690
                                                                                                                     -----------
                                                                                                                         125,827
                                                                                                                     -----------
FLORIDA (5.8%)
Dade County FL Water & Sewer System Rev. TOB VRDO (Eagle Trust)          3.78%    11/6/97   (3)             24,000        24,000
Dade County FL Water & Sewer System Rev. VRDO                            3.60%    11/5/97   (3)             24,414        24,414
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)                 5.00%     7/1/98   (2)              7,015         7,067
Florida State Muni. Power Agency VRDO (Stanton Project)                  3.65%    11/5/97   (1)             24,195        24,195
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.65%    11/6/97   (3)             38,065        38,065
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         4.25%    11/4/97                   13,100        13,100
Jacksonville FL Electric Auth. System                                    3.80%   11/21/97                    8,200         8,200
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.70%   11/10/97                   20,500        20,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.80%   12/15/97                   21,500        21,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.85%   11/18/97                   31,000        31,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.85%   12/18/97                   30,505        30,505
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.90%   12/11/97                    7,000         7,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.90%    2/26/98                   28,500        28,500
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                    3.625%    11/6/97   LOC             36,200        36,200
                                                                                                                     -----------
                                                                                                                         314,246
                                                                                                                     -----------
GEORGIA (4.1%)
Burke County GA Dev. Auth. PCR PUT (Oglethorpe Power Corp.)              3.60%    12/1/97   (2)             20,000        20,000
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  4.05%   11/14/97                    3,900         3,900
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  4.20%    11/4/97                    6,600         6,600
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.60%    11/5/97   (3)             95,920        95,920
Dekalb County GA TAN                                                     4.00%   12/31/97                   20,000        20,015
Fulco GA Hosp. Auth. RAN Certificates (Shepard Center Project)           3.65%    11/5/97   LOC              7,300         7,300
Macon-Bibb County GA Hosp. Auth. Rev. VRDO
   (Medical Center of Central Georgia)                                   3.70%    11/5/97   LOC              5,000         5,000





                                       2
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Muni. Electric Auth. of Georgia CP (Subordinate Bonds Project)           3.75%   11/20/97   LOC          $  25,000    $   25,000
Muni. Electric Auth. of Georgia General Resolution CP                    3.75%   11/20/97   LOC              7,385         7,385
Muni. Electric Auth. of Georgia VRDO (Sublien Bonds Project)             3.65%    11/5/97   LOC              4,600         4,600
Muni. Gas Auth. of Georgia VRDO (Agency Project)                         3.70%    11/5/97   LOC             23,300        23,300
                                                                                                                     -----------
                                                                                                                         219,020
                                                                                                                     -----------
HAWAII (0.3%)
Hawaii GO                                                                4.50%     1/1/98                    5,000         5,005
Hawaii GO                                                                5.00%    11/1/97                    4,000         4,000
Honolulu HI City & County CP                                             3.85%    11/5/97                    8,100         8,100
                                                                                                                     -----------
                                                                                                                          17,105
                                                                                                                     -----------
IDAHO (0.5%)
Idaho TAN                                                               4.625%    6/30/98                   25,000        25,119
                                                                                                                     -----------

ILLINOIS (4.7%)
Chicago IL Water Rev.                                                    4.70%    11/1/97   (2)              3,250         3,250
Cook County IL                                                           4.75%   11/15/97   (3)              5,000         5,002
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)        3.65%    11/5/97   LOC             13,900        13,900
Illinois Educ. Fac. VRDO (Depaul Univ.)                                  3.60%    11/5/97   LOC             33,600        33,600
Illinois GO                                                             5.125%    12/1/97   (3)             20,000        20,024
Illinois Health Fac. Auth. PUT (Evanston Hosp. Corp.)                    3.75%    1/15/98                   17,000        17,000
Illinois Health Fac. Auth. VRDO (Franciscan Sisters Health Care Corp.)   3.60%    11/5/97   LOC             27,000        27,000
Illinois Health Fac. Auth. VRDO (Hosp. Sisters Service)                  3.65%    11/5/97   (1)             23,700        23,700
Illinois Health Fac. Auth. VRDO (Pooled Finance)                         3.60%    11/5/97   LOC              6,000         6,000
Illinois Health Fac. Auth. VRDO (Swedish Covenant Hosp.)                 3.65%    11/5/97   (2)             34,500        34,500
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp. Project)         3.60%    11/5/97   (1)             21,000        21,000
Illinois Toll Highway Auth. VRDO                                         3.60%    11/5/97   (1) LOC         34,520        34,520
Schaumburg IL VRDO                                                       3.65%    11/5/97                   10,800        10,800
                                                                                                                     -----------
                                                                                                                         250,296
                                                                                                                     -----------
INDIANA (2.1%)
Hammond City IN PCR VRDO (Amoco Oil Co. Project)                         4.20%    11/4/97                    9,225         9,225
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.55%    11/6/97                   15,400        15,400
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Capital Access Designated Pool)                                      3.65%    11/5/97   LOC              9,150         9,150
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health System)                                               3.80%    11/5/97                   21,000        21,000
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Clarian Health Partners)                                             3.65%    11/5/97                   31,400        31,400
Mt. Vernon IN PCR & Solid Waste Disposal CP
   (General Electric Co. Project)                                        3.80%   11/19/97                    4,400         4,400
Mt. Vernon IN PCR PUT (Southern Indiana Gas & Electric)                  4.05%     5/1/98                   12,000        12,027
Petersburg IN PCR CP (Indianapolis Power & Light Co.)                    3.75%    2/11/98                    3,000         3,000
Rockport City IN PCR VRDO (AEP Generating Co. Project)                   4.25%    11/4/97   (2)              7,100         7,100
                                                                                                                     -----------
                                                                                                                         112,702
                                                                                                                     -----------
KANSAS (0.2%)
Overland Park KS Muni. Temporary Notes                                   4.25%     4/1/98                   10,900        10,922
                                                                                                                     -----------

KENTUCKY (2.1%)
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Baptist Healthcare System Obligation Group)                          3.60%    11/5/97   LOC             82,000        82,000
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.65%    11/5/97                   30,900        30,900
                                                                                                                     -----------
                                                                                                                         112,900
                                                                                                                     -----------
LOUISIANA (1.4%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.95%    11/4/97                      700           700
Lousiana GO                                                              3.80%    1/20/98                    7,800         7,800
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.80%   11/21/97   (4)             15,500        15,500





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.85%    11/5/97   (4)          $  11,400     $  11,400
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.90%   12/12/97   (4)             13,760        13,760
Louisiana Public Fac. Auth. Rev. VRDO (Sisters of Charity)               3.65%    11/5/97                   24,600        24,600
                                                                                                                     -----------
                                                                                                                          73,760
                                                                                                                     -----------
MAINE (0.4%)
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)            3.65%    11/5/97   LOC             13,500        13,500
Maine Muni. Bond Bank                                                   4.125%    11/1/97                   10,000        10,000
                                                                                                                     -----------
                                                                                                                          23,500
                                                                                                                     -----------
MARYLAND (1.4%)
Frederick County MD Consolidated Public Improvement VRDO                 3.75%    11/5/97                   47,500        47,500
Washington MD Suburban Sanitation Dist. BAN VRDO                         3.65%    11/5/97                   25,800        25,800
                                                                                                                     -----------
                                                                                                                          73,300
                                                                                                                     -----------
MASSACHUSETTS (0.8%)
Massachusetts Bay Transp. Auth. Notes                                    4.25%    2/27/98                    5,000         5,006
Massachusetts Bay Transp. Auth. CP                                       3.70%    2/23/98   LOC              5,100         5,100
Massachusetts GO VRDO                                                    3.50%    11/6/97                   35,000        35,000
                                                                                                                     -----------
                                                                                                                          45,106
                                                                                                                     -----------
MICHIGAN (3.6%)
Detroit MI City School Dist. State School Aid                            4.50%     5/1/98                   30,000        30,087
Michigan Housing Dev. Auth. Rental Rev. VRDO                             3.55%    11/5/97   LOC             37,700        37,700
Michigan State Hosp. Finance Auth. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health System)                                               3.80%    11/5/97                   10,000        10,000
Michigan State Hosp. Finance Auth. VRDO
   (Daughters of Charity-Providence Hosp.)                               3.75%    11/5/97                   26,250        26,250
Oakland County MI Econ. Dev. Corp. VRDO (Cranbrook Educ. Comm.)          3.65%    11/6/97                    4,500         4,500
Regents of Univ. of Michigan Hosp. Rev. VRDO                             4.25%    11/4/97                   51,200        51,200
Univ. of Michigan Hosp. Rev. VRDO                                        4.25%    11/4/97                   10,300        10,300
Univ. of Michigan Rev. VRDO (Medical Service Plan)                       4.25%    11/4/97                   22,200        22,200
                                                                                                                     -----------
                                                                                                                         192,237
                                                                                                                     -----------
MINNESOTA (0.1%)
Canby MN Community Hosp. Dist. #1 Yellow Medicine County VRDO
   (Sioux Valley Hospitals & Health Systems)                             3.70%    11/7/97                    3,870         3,870
                                                                                                                     -----------
MISSISSIPPI (0.9%)
Mississippi GO                                                           5.00%    11/1/98                    3,730         3,771
Mississippi Hosp. Equipment Fac. Auth. Rev.
   (North Mississippi Health Services)                                   3.80%   11/19/97                   20,000        20,000
Mississippi Hosp. Equipment Fac. Auth. Rev.
   (North Mississippi Health Services)                                   3.85%   12/17/97                   25,000        25,000
                                                                                                                     -----------
                                                                                                                          48,771
                                                                                                                     -----------
MISSOURI (3.8%)
Missouri Environmental Improvement & Energy Resources Auth.
   PCR CP (Union Electric Co.)                                           3.75%    2/26/98   LOC             11,655        11,655
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)        3.65%    11/5/97   (1)             23,300        23,300
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)        3.75%    11/4/97   LOC              7,200         7,200
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.60%    11/5/97                   55,000        55,000
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.60%    11/6/97                   44,300        44,300
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)               4.20%    11/4/97                    9,600         9,600
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (Columbia School Dist.)                       4.50%    9/14/98                    6,000         6,030
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (Rockwood R-VI School Dist.)                  4.50%    9/14/98                    4,500         4,523
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (St. Louis County School Dist.)               4.50%    9/14/98                    9,000         9,045





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
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Missouri Health & Educ. Finance Auth. VRDO
   (St. Anthony's Medical Center)                                        3.60%    11/5/97                $  23,500    $   23,500
Missouri Higher Educ. Loan Auth. Student Loan Rev.                       5.15%    2/15/98                   11,365        11,404
                                                                                                                     -----------
                                                                                                                         205,557
                                                                                                                     -----------
NEBRASKA (0.3%)
Lincoln City NE (Lincoln Electric System)                                3.85%   11/18/97                   13,200        13,200
Lincoln City NE (Lincoln Electric System)                                3.85%   11/19/97                    4,000         4,000
                                                                                                                     -----------
                                                                                                                          17,200
                                                                                                                     -----------
NEVADA (1.9%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarren International Airport)                                      3.60%    11/5/97   LOC             17,800        17,800
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.60%   11/5/97    (1)             83,223        83,223
                                                                                                                     -----------
                                                                                                                         101,023
                                                                                                                     -----------
NEW HAMPSHIRE (0.5%)
New Hampshire Higher Educ. & Health Fac. Auth. VRDO
   (St Paul's School)                                                    3.60%    11/6/97   LOC             25,200        25,200
                                                                                                                     -----------
NEW JERSEY (0.9%)
Cherry Hill Township NJ                                                  4.50%   10/14/98                   20,000        20,128
Freehold Township NJ BAN                                                4.125%   10/28/98                    7,965         7,990
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Assets)                                                3.40%    11/6/97   LOC                200           200
New Jersey TRAN CP                                                       3.70%   11/18/97                   20,000        20,000
                                                                                                                     -----------
                                                                                                                          48,318
                                                                                                                     -----------
NEW MEXICO (2.9%)
Hurley NM PCR VRDO
   (Kennecott Sante Fe Corp. Project British Petroleum)                  4.20%    11/4/97                   35,600        35,600
New Mexico Finance Auth. Administrative Fee Rev. Bonds VRDO
   (Trims Project)                                                       3.75%    11/5/97   LOC              5,000         5,000
New Mexico Highway Comm. VRDO                                            3.60%    11/5/97   (4)             14,000        14,000
New Mexico TRAN                                                          4.50%    6/30/98                  100,050       100,441
                                                                                                                     -----------
                                                                                                                         155,041
                                                                                                                     -----------
NEW YORK (4.8%)
Great Neck NY Union Free School Dist. TAN                                4.25%    6/30/98                    7,000         7,022
New York City NY Custodial Receipt TOB VRDO                              3.85%    11/6/97                    4,000         4,000
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC             20,500        20,500
New York City NY GO VRDO                                                 3.90%    11/4/97   LOC              2,620         2,620
New York City NY GO VRDO                                                 4.05%    11/4/97   LOC              5,300         5,300
New York City NY IDA Civic Fac. Rev. VRDO (National Audobon Society)     4.00%    11/4/97   LOC              1,200         1,200
New York City NY Muni. Assistance Corp. VRDO                             3.65%    11/5/97   LOC             41,600        41,600
New York City NY Muni. Finance Auth. Water & Sewer System
   Rev. VRDO                                                             4.00%    11/4/97   (3)             36,700        36,700
New York City NY Muni. Water Finance Auth. CP                            3.90%   12/18/97   LOC             50,000        50,000
New York Environmental Quality GO VRDO CP                                3.80%   12/18/97   LOC             21,500        21,500
New York Local Govt. Assistance Corp. VRDO                               3.60%    11/5/97   LOC              2,600         2,600
New York Local Govt. Assistance Corp. VRDO                               3.65%    11/5/97   LOC             23,000        23,000
New York Medical Care Fac. Finance Agency Rev.
   (Hosp. & Nursing Home)                                                8.10%    2/15/98   (Prere.)        20,000        20,648
Orange County NY BAN                                                     4.50%   11/12/97                    6,700         6,702
Roslyn NY Union Free School Dist. TAN                                    4.25%    6/29/98                    3,000         3,009
Syosset NY Central School Dist. TAN                                      4.10%    6/29/98                    9,000         9,017
Syosset NY Central School Dist. TAN                                      4.25%    6/29/98                    1,600         1,605
                                                                                                                     -----------
                                                                                                                         257,023
                                                                                                                     -----------
NORTH CAROLINA (3.4%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.60%    11/5/97   (1)             13,560        13,560
Mecklenburg County NC VRDO                                               3.55%    11/6/97                   21,800        21,800
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                              3.65%    11/5/97   LOC              5,700         5,700





                                       5
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)                3.60%    11/6/97                $  38,900    $   38,900
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Duke Univ. Hosp. Project)                                            3.60%    11/6/97                   21,600        21,600
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Moses H. Cone Memorial Hosp. Project)                                3.60%    11/6/97                   19,500        19,500
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                                3.60%    11/6/97                   41,000        41,000
Wake County NC Industrial Fac. & Pollution Control Finance Auth. VRDO
   (Carolina Power & Light)                                              3.65%    11/5/97   LOC             12,400        12,400
Winston-Salem NC COP VRDO                                                3.65%    11/6/97                    8,850         8,850
                                                                                                                     -----------
                                                                                                                         183,310
                                                                                                                     -----------
NORTH DAKOTA (0.6%)
Oliver County ND PCR VRDO (Square Butte Electric Cooperative Project)    3.65%    11/5/97   (2)             30,750        30,750
                                                                                                                     -----------
OHIO (3.4%)
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO          3.65%    11/5/97   LOC              6,125         6,125
Clermont County OH Hosp. Rev. VRDO (Mercy Health System)                 3.60%    11/5/97                   25,100        25,100
Columbus OH GO VRDO                                                      3.55%    11/6/97                    4,300         4,300
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.70%    11/5/97                   59,400        59,400
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.70%    11/5/97   LOC             11,740        11,740
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.65%    11/6/97                    7,800         7,800
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                   3.65%    11/6/97   LOC              4,515         4,515
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.65%    11/5/97   (1)             51,200        51,200
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co. Project) 4.20%    11/4/97   LOC                700           700
Ohio Public Fac. Comm. Higher Educ. Fac.                                 4.50%     5/1/98                   10,850        10,876
Ohio Public Fac. Comm. Higher Educ. Fac.                                 6.50%    12/1/97                    2,950         2,956
                                                                                                                     -----------
                                                                                                                         184,712
                                                                                                                     -----------
OKLAHOMA (0.7%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                                 3.75%    11/5/97                   19,200        19,200
Oklahoma City OK Ind. & Cultural Health Fac. Auth. VRDO
   (St.  Anthony Hosp. Project)                                          3.75%    11/4/97   LOC             21,500        21,500
                                                                                                                     -----------
                                                                                                                          40,700
                                                                                                                     -----------
OREGON (3.0%)
Oregon Health Housing Educ. & Cultural Fac. Auth. VRDO
   (Peacehealth)                                                        3.625%    11/6/97   LOC             14,055        14,055
Oregon Veterans Welfare Program VRDO                                     3.60%    11/5/97   LOC             73,095        73,095
Oregon Veterans Welfare Program VRDO                                     3.65%    11/5/97   LOC             62,300        62,300
Portland OR TAN                                                          4.50%    6/29/98                   10,325        10,368
                                                                                                                     -----------
                                                                                                                         159,818
                                                                                                                     -----------
PENNSYLVANIA (2.3%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.60%    11/5/97   LOC              4,500         4,500
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)    3.60%    11/6/97                    2,100         2,100
Dauphin County PA Rev. (Allhealth Pooled Finance Program)                3.75%    11/5/97   (4)             50,000        50,000
Delaware County PA IDA PCR Refunding VRDO (PECO Energy)                  3.90%    11/4/97   LOC              2,900         2,900
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)        4.00%    11/4/97                   15,900        15,900
Pennsylvania Higher Educ. Fac. Auth. VRDO
   (Univ. of Pennsylvania Health Services)                               3.60%    11/5/97                      400           400
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. Project)                                            4.00%    11/4/97                   37,300        37,300
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)         3.65%    11/5/97   (2)              8,000         8,000
York County PA IDA Refunding VRDO (PECO Energy)                          3.90%    11/4/97   LOC              4,000         4,000
                                                                                                                     -----------
                                                                                                                         125,100
                                                                                                                     -----------
SOUTH CAROLINA (0.1%)
Berkeley County SC PCR VRDO (Amoco Chemical Co. Project)                 4.20%    11/4/97                    3,550         3,550
                                                                                                                     -----------





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA (0.3%)
South Dakota Health & Educ. Fac. Auth.
   (Sioux Valley Hospitals & Health System)                              3.70%    11/7/97                $  11,130    $   11,130
South Dakota School District COP (Cash Flow Finance Project)             4.50%    7/27/98                    6,180         6,204
                                                                                                                     -----------
                                                                                                                          17,334
                                                                                                                     -----------
TENNESSEE (3.1%)
Metro. Govt. of Nashville & Davidson County TN Health & Educ. CP
   (Baptist Hosp.)                                                       3.80%   11/18/97                   73,600        73,600
Metro. Govt. of Nashville & Davidson County TN Health & Educ. PUT
   (Vanderbilt Univ.)                                                    3.65%    1/15/98                    5,500         5,500
Metro. Govt. of Nashville TN Airport Auth. Improvement Refunding VRDO    3.65%    11/5/97   (3)             33,100        33,100
Metro. Govt. of Nashville TN Airport Auth. Improvement Refunding VRDO    3.65%    11/5/97   (3) LOC         19,900        19,900
Shelby County TN CP                                                      3.85%   12/16/97                   26,000        26,000
Tennessee GO                                                             5.00%     5/1/98                    8,725         8,777
                                                                                                                     -----------
                                                                                                                         166,877
                                                                                                                     -----------
TEXAS (12.3%)
Dallas/Fort Worth TX Regional Airport                                    4.00%    11/1/97   (1)              9,000         9,000
Gulf Coast Waste Disposal Auth. of TX PCR VRDO (Exxon Project)           4.20%    11/4/97                   12,600        12,600
Harris County TX Health Fac. Dev. Corp. CP (Sisters of Charity)          3.70%    2/23/98                    9,400         9,400
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                     4.00%    11/4/97                   23,700        23,700
Harris County TX Health Fac. Dev. Corp. Medical Fac. VRDO
   (Baylor College of Medicine)                                          3.65%    11/5/97                   25,000        25,000
Harris County TX Health Fac. Dev. Corp. VRDO
   (St. Lukes Episcopal Hosp.)                                           4.05%    11/4/97                  161,550       161,550
Harris County TX Health Fac. Dev. Corp. VRDO (Sisters of Charity)        3.65%    11/5/97                   31,500        31,500
Harris County TX Health Fac. Dev. Corp. VRDO (Texas Children's Hosp.)    3.65%    11/5/97                   32,400        32,400
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                   61,500        61,500
Houston TX Water & Sewer System Rev.                                     7.60%    12/1/97   (Prere.)         4,010         4,103
Katy TX Independent School Dist. VRDO                                    3.70%    11/6/97                   24,700        24,700
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                         4.05%    11/4/97   (1)              8,700         8,700
Pasadena TX Independent School Dist. VRDO                                3.70%    11/6/97                   19,200        19,200
Red River TX Auth. PCR VRDO (Southwest Public Service)                   3.65%    11/6/97                   18,600        18,600
Red River TX Auth. PCR VRDO (Southwest Public Service)                   3.65%    11/6/97   (2)             20,000        20,000
Richardson TX Independent School Dist. TRAN                              4.50%    8/27/98                   17,000        17,087
San Antonio TX Electric & Gas System Rev. CP                             3.75%   11/13/97                    7,500         7,500
Southwest Higher Educ. Auth. of TX VRDO (Southern Methodist Univ.)       4.20%    11/4/97   LOC             18,200        18,200
Texas GO                                                                 6.75%    12/1/97                    5,000         5,000
Texas TRAN                                                               4.75%    8/31/98                  140,000       141,017
Univ. of Texas System Board of Regents Rev. Finance System CP            3.85%   11/20/97                    5,066         5,066
West Side Calhoun County TX Dev. VRDO
   (Sohio Chemical Co. Project-British Petroleum)                        4.00%    11/4/97                    6,400         6,400
                                                                                                                     -----------
                                                                                                                         662,223
                                                                                                                     -----------
UTAH (3.0%)
Emery County UT PCR VRDO (PacifiCorp Project)                            3.60%    11/5/97   LOC             35,500        35,500
Emery County UT PCR VRDO (PacifiCorp. Project)                           4.25%    11/4/97   (2)             13,000        13,000
Intermountain Power Agency of UT PUT                                     3.75%    3/16/98   LOC             31,500        31,500
Intermountain Power Agency of UT TOB VRDO (Eagle Trust)                  3.75%    11/6/97   (1)             37,600        37,600
Salt Lake City UT Rev. (Pooled Hosp. Finance Program)                    3.85%   11/19/97                    5,000         5,000
Salt Lake City UT Rev. (Pooled Hosp. Finance Program)                    3.85%   11/20/97                    3,200         3,200
Salt Lake County UT PCR VRDO (British Petroleum)                         4.00%    11/4/97                    7,500         7,500
Univ. of Utah Rev. VRDO (Auxiliary & Campus Fac.)                        3.70%    11/5/97                   27,590        27,590
                                                                                                                     -----------
                                                                                                                         160,890
                                                                                                                     -----------
VERMONT (0.4%)
Vermont Educ. & Health Buildings Finance Agency PUT
   (Middlebury College Project)                                          3.95%     5/1/98                    6,600         6,600
Vermont Educ. & Health Buildings Finance Agency VRDO
   (Norwich Univ.)                                                       3.65%    11/6/97   LOC             14,400        14,400
                                                                                                                     -----------
                                                                                                                          21,000
                                                                                                                     -----------





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
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA (0.8%)
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                   3.60%    11/5/97                $  25,550    $   25,550
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                   3.65%    11/5/97                   18,000        18,000
                                                                                                                     -----------
                                                                                                                          43,550
                                                                                                                     -----------
WASHINGTON (2.4%)
Port of Seattle WA GO VRDO                                               3.65%    11/5/97                    2,300         2,300
Seattle WA Muni. Light & Power VRDO                                      3.60%    11/5/97                   35,700        35,700
Seattle WA Water System Rev. VRDO                                        3.60%    11/5/97   LOC             19,800        19,800
Washington GO VRDO                                                       3.55%    11/5/97                   71,540        71,540
                                                                                                                     -----------
                                                                                                                         129,340
                                                                                                                     -----------
WISCONSIN (5.6%)
Milwaukee WI Ind. Dev. VRDO (Wisconsin Electric Power Co. Project)       3.65%    11/6/97                   10,000        10,000
Milwaukee WI Rev. School Order Notes                                     4.25%    8/27/98                   15,000        15,049
Oak Creek City WI VRDO (Wisconsin Electric Power Co. Project)            3.60%    11/5/97                   47,100        47,100
Univ. of Wisconsin Hospitals & Clinics Auth. Rev. VRDO
   (Univ. of Wisconsin Hosp.)                                            3.60%    11/5/97   (1)             16,500        16,500
Village of Pleasant Prairie WI PCR VRDO
   (Wisconsin Electric Power Co. Project)                                3.65%    11/6/97                   23,500        23,500
Wisconsin CP                                                             3.85%    11/6/97                   16,389        16,389
Wisconsin GO                                                             4.50%    6/15/98                  125,000       125,531
Wisconsin Health & Educ. Fac. Auth. VRDO
   (Wheaton Franciscan Services)                                         3.60%    11/6/97   LOC             48,700        48,700
                                                                                                                     -----------
                                                                                                                         302,769
                                                                                                                     -----------
WYOMING (0.5%)
Kemmerer WY VRDO (Exxon Project)                                         4.15%    11/4/97                    7,000         7,000
Lincoln County WY PCR VRDO (Exxon Project)                               3.95%    11/4/97                   10,500        10,500
Sublette County WY (Exxon Project)                                       4.20%    11/4/97                    8,200         8,200
                                                                                                                     -----------
                                                                                                                          25,700
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $5,400,908)                                                                                                   5,400,908
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     132,719
Liabilities                                                                                                             (153,217)
                                                                                                                     -----------
                                                                                                                         (20,498)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 5,381,033,241 outstanding $.001 par value shares
    (authorized 6,700,000,000 shares)                                                                                 $5,380,410
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $1.00
==================================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $5,381,047          $1.00
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Losses--Note E                                                                      (637)            --
Unrealized Appreciation                                                                                        --             --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $5,380,410          $1.00
==================================================================================================================================





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.8%)
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Birmingham AL GO VRDO                                                   3.625%    11/6/97   LOC           $  1,400     $   1,400
Huntsville AL Health Care Auth. VRDO                                     3.65%    11/6/97   (1)              5,300         5,300
                                                                                                                     -----------
                                                                                                                           6,700
                                                                                                                     -----------
ALASKA (3.1%)
Alaska Housing Finance Corp. VRDO                                        3.65%    11/5/97                   25,800        25,800
North Slope Borough AK GO                                                0.00%     1/1/02   (1)              7,650         6,337
North Slope Borough AK GO                                               7.125%     7/1/98   (1)              7,710         7,879
North Slope Borough AK GO                                                7.15%     7/1/99   (1)              5,670         5,957
Valdez AK Marine Terminal VRDO (Exxon Pipeline Co. Project)              4.20%    11/4/97                      100           100
                                                                                                                     -----------
                                                                                                                          46,073
                                                                                                                     -----------
ARIZONA (1.2%)
Arizona Transp. Board Excise Tax Rev.                                    5.50%     7/1/98   (2)              7,315         7,401
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          4.00%    11/4/97   LOC              3,000         3,000
Maricopa County AZ School Dist.                                          0.00%     7/1/99   (3)              7,530         7,037
                                                                                                                     -----------
                                                                                                                          17,438
                                                                                                                     -----------
CALIFORNIA (19.9%)
California Community College Financing Auth. TRAN                        4.50%    9/30/98                   56,330        56,644
California Dept. of Water (Central Valley Project)                       8.75%    12/1/00                    4,540         5,150
California Health Fac. Finance Auth. VRDO (Catholic Healthcare West)     3.40%    11/5/97   (1)                500           500
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)            3.40%    11/5/97                    3,700         3,700
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.60%    11/5/97   LOC             28,400        28,400
Irvine CA Ranch Water Dist. Rev. VRDO                                    3.60%    11/4/97   LOC                800           800
Livermore Valley CA Joint Unified School Dist. TRANS                     4.50%   12/30/98                    8,000         8,068
Los Angeles CA Dept. of Water & Power Rev.                               9.00%   11/15/97                    5,855         5,867
Los Angeles County CA Local Educ. Agency Pooled TRAN                     4.50%    9/30/98                   40,000        40,227
Los Angeles County CA Pension Obligations Rev. VRDO                      3.40%    11/5/97   (2)              1,200         1,200
Los Angeles County CA Public Works Finance Auth.                         6.00%     9/1/99   (1)             11,080        11,495
Los Angeles County CA TRAN                                               4.50%    6/30/98                   25,000        25,113
Los Angeles County CA Unified School Dist. TRAN                          4.50%    10/1/98                   10,000        10,065
Mount Diablo CA Unified School Dist.                                     4.75%    1/28/99                   13,800        13,936
Sacramento CA Util. Rev.                                                7.875%    8/15/98   (Prere.)         4,000         4,204
San Diego CA Area Local Govt. COP Pooled TRAN                            4.50%    10/1/98                   25,000        25,156
San Diego City CA TRAN                                                   4.50%    9/30/98                   28,300        28,486
San Juan CA Unified School Dist. TRAN                                    4.25%   12/30/98                   25,000        25,091
Southern CA Public Power Auth. TRAN VRDO                                 3.40%    11/5/97   (2)LOC           2,000         2,000
                                                                                                                     -----------
                                                                                                                         296,102
                                                                                                                     -----------
COLORADO (0.8%)
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)                 3.60%    11/5/97                    5,200         5,200
Jefferson County CO School Dist. GO                                      5.00%   12/15/98   (1)              6,235         6,311
                                                                                                                     -----------
                                                                                                                          11,511
                                                                                                                     -----------
CONNECTICUT (2.1%)
Connecticut GO                                                           5.00%     8/1/00                    7,000         7,171
Connecticut GO                                                           5.65%   11/15/98                    2,500         2,546
Connecticut Special Assessment Unemployment Compensation                 5.50%    5/15/00   (2)             17,500        18,106
Connecticut State 2nd Lien Special Tax Obligation Transp.
   Infrastructure Purpose VRDO                                           3.60%    11/5/97   LOC              3,400         3,400
                                                                                                                     -----------
                                                                                                                          31,223
                                                                                                                     -----------
DISTRICT OF COLUMBIA (3.7%)
District of Columbia GO                                                  0.00%     6/1/99   (1)              5,000         4,682
District of Columbia GO                                                  0.00%     6/1/00   (1)              6,900         6,182
District of Columbia GO                                                  5.50%     6/1/98                    9,065         9,139
District of Columbia GO                                                  5.50%     6/1/99                   12,100        12,314
District of Columbia GO                                                  5.90%     6/1/00   (1)             10,105        10,518
District of Columbia GO                                                  6.00%     6/1/01   (1)              8,115         8,568
District of Columbia GO                                                  7.10%     6/1/00   (4)              3,620         3,873
                                                                                                                     -----------
                                                                                                                          55,276
                                                                                                                     -----------





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
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (3.2%)
Dade County FL School Dist.                                              7.00%     8/1/98   (3)           $  7,510     $   7,691
Dade County FL Water & Sewer System Rev. VRDO                            3.60%    11/5/97   (3)              1,580         1,580
Florida State Department Transp. Rev. (Right-of-Way)                     6.40%     7/1/99                    2,765         2,877
Florida State Turnpike                                                   7.50%     7/1/99   (Prere.)         9,750        10,493
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.65%    11/6/97   (3)             19,575        19,575
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         4.00%    11/4/97                      400           400
Jacksonville FL Transp. Auth.                                            9.00%     1/1/98   (Prere.)         3,780         3,887
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)                 4.00%    11/4/97                      500           500
                                                                                                                     -----------
                                                                                                                          47,003
                                                                                                                     -----------
GEORGIA (3.2%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  4.05%    11/4/97                    1,000         1,000
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  4.20%    11/4/97                    1,700         1,700
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                   3.60%    11/5/97   (3)              6,100         6,100
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                   3.60%    11/5/97   (3)              2,300         2,300
Georgia GO                                                               6.80%     8/1/98                    6,155         6,293
Georgia GO                                                               7.00%    11/1/99                    7,500         7,948
Georgia GO                                                               7.40%     8/1/00                    5,000         5,439
Georgia GO                                                               7.50%     4/1/01                    5,500         6,091
Georgia GO                                                               7.70%     4/1/99                    5,000         5,261
Municipal Gas Auth. of GA Rev. VRDO (Agency Project)                     3.65%    11/5/97   LOC              4,900         4,900
                                                                                                                     -----------
                                                                                                                          47,032
                                                                                                                     -----------
HAWAII (2.5%)
Hawaii GO                                                                5.00%    11/1/97                    1,250         1,250
Hawaii GO                                                                5.00%    11/1/98                   16,000        16,173
Hawaii GO                                                                5.00%    11/1/99                   20,000        20,377
                                                                                                                     -----------
                                                                                                                          37,800
                                                                                                                     -----------
ILLINOIS (4.6%)
Chicago IL GO                                                            7.50%     1/1/99   (Prere.)         5,000         5,301
Chicago IL Metro. Sanitation Dist.                                       7.85%     1/1/98   (Prere.)         5,600         5,749
Chicago IL Metro. Water Reclamation Dist.                                6.40%     1/1/00                    5,000         5,238
Chicago IL Metro. Water Reclamation Dist.                                6.80%     1/1/00   (Prere.)         5,200         5,589
Chicago IL Metro. Water Reclamation Dist.                                7.25%     1/1/99   (Prere.)         3,490         3,623
Chicago IL Public Building Comm.                                         4.50%    12/1/98   (1)              8,000         8,050
Chicago IL Public Building Comm.                                         7.75%     1/1/99   (3)              5,000         5,315
Chicago IL School Finance Auth. GO                                       4.40%     6/1/98   (1)              6,755         6,778
Illinois GO                                                              5.50%     8/1/98                    7,700         7,797
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)            3.95%    11/5/97                   14,800        14,800
                                                                                                                     -----------
                                                                                                                          68,240
                                                                                                                     -----------
INDIANA (0.3%)
Merrillville IN Multi School Building Corp.                              7.50%    7/15/00   (Prere.)         4,000         4,420
                                                                                                                     -----------
LOUISIANA (0.6%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.95%    11/4/97                    6,800         6,800
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      4.00%    11/4/97                    2,300         2,300
                                                                                                                     -----------
                                                                                                                           9,100
                                                                                                                     -----------
MARYLAND (0.3%)
Maryland Health & Higher Educ. Fac. (Francis Scott Key)                  7.00%     7/1/00   (Prere.)         4,000         4,367
                                                                                                                     -----------
MASSACHUSETTS (6.9%)
Massachusetts Bay Transp. Auth.                                          7.00%     3/1/01   (Prere.)         6,000         6,629
Massachusetts Bay Transp. Auth.                                          7.10%     3/1/99   (3)(Prere.)      7,800         8,272
Massachusetts Consolidated Loan                                          7.00%     6/1/99   (Prere.)        10,000        10,654
Massachusetts Consolidated Loan                                          7.50%     2/1/99   (3)(Prere.)      6,400         6,741
Massachusetts GO                                                         5.50%     7/1/99                   10,000        10,242
Massachusetts GO                                                         7.25%     7/1/98   (Prere.)         5,000         5,187
Massachusetts GO                                                         7.25%     3/1/00   (3)(Prere.)      3,910         4,257
Massachusetts GO                                                         9.25%     7/1/00                   10,000        11,267
Massachusetts State Health and Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                              4.55%    7/14/02                    3,500         3,525





                                       10
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99                 $  1,485     $   1,508
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99   (ETM)            5,515         5,606
Massachusetts Water Resources Auth. Rev.                                 6.50%    12/1/01   (Prere.)         4,300         4,743
Massachusetts Water Resources Auth. Rev.                                 7.00%     4/1/00   (Prere.)         4,500         4,884
Massachusetts Water Resources Auth. Rev.                                7.625%     4/1/00   (Prere.)        17,645        19,403
                                                                                                                     -----------
                                                                                                                         102,918
                                                                                                                     -----------
MICHIGAN (3.1%)
Greater Detroit MI Resource Recovery Auth.                               5.00%   12/13/99   (2)             12,000        12,233
Michigan Building Auth. Rev. (Equipment Program)                         5.00%    10/1/98                    3,615         3,654
Michigan Building Auth. Rev. (Fac. Program)                              5.00%    10/1/00   (2)              4,000         4,103
Michigan Trunk Line                                                      5.50%   11/15/98                   13,720        13,942
Regents of Univ. of MI Hosp. Rev. VRDO                                   4.25%    11/4/97                    1,600         1,600
Royal Oak MI Finance Auth. Hosp. Rev. VRDO (William Beaumont Hosp.)      4.00%    11/4/97                   11,200        11,200
                                                                                                                     -----------
                                                                                                                          46,732
                                                                                                                     -----------
MINNESOTA  (0.9%)
Minnesota GO                                                             6.00%     8/1/99                    5,730         5,931
Minnesota GO                                                             6.40%     8/1/00                    6,700         7,116
                                                                                                                     -----------
                                                                                                                          13,047
                                                                                                                     -----------
MISSOURI (1.5%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health System)                                      3.60%    11/5/97                    1,000         1,000
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health System)                                      3.60%    11/6/97                    4,600         4,600
Missouri Health & Educ. Fac. Auth. VRDO
   (St. Anthony Medical Center)                                          3.60%    11/5/97                    7,000         7,000
St. Louis County MO Rockwood School Dist. GO Refunding                   8.50%     2/1/01                    8,000         9,033
                                                                                                                     -----------
                                                                                                                          21,633
                                                                                                                     -----------
NEVADA (1.9%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.60%    11/5/97   (1)             13,525        13,525
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.60%    11/5/97   LOC              2,685         2,685
Clark County NV Highway Improvement Motor Vehicle Fuel Tax               4.50%     7/1/98   (2)              5,160         5,185
Clark County NV School Dist. GO (Computer Equipment)                     7.50%    6/15/00   (3)              6,000         6,501
                                                                                                                     -----------
                                                                                                                          27,896
                                                                                                                     -----------
NEW JERSEY (0.2%)
New Jersey Econ. Dev. Auth. Transition Fac.                             5.125%     7/1/00   (1)              2,710         2,777
New Jersey Turnpike Auth. VRDO                                           3.25%    11/5/97   (3)LOC             800           800
                                                                                                                     -----------
                                                                                                                           3,577
                                                                                                                     -----------
NEW MEXICO (0.5%)
Albuquerque NM Water & Sewer                                             5.90%     7/1/98   (ETM)            4,105         4,162
Hurley NM PCR VRDO (Kennecott Sante Fe Corp. Project
   British Petroleum)                                                    4.20%    11/4/97                    3,800         3,800
                                                                                                                     -----------
                                                                                                                           7,962
                                                                                                                     -----------
NEW YORK (8.5%)
Erie County NY Water Auth. Waterworks System Rev. VRDO                   3.65%    11/5/97   (2)                500           500
Muni. Assistance Corp. of New York                                       4.50%     7/1/98                   10,000        10,051
Muni. Assistance Corp. of New York                                       5.00%     7/1/01                   10,000        10,276
Muni. Assistance Corp. of New York                                       5.25%     7/1/01                    5,110         5,294
Muni. Assistance Corp. of New York VRDO                                  3.65%    11/5/97   LOC              5,100         5,100
Nassau County NY General Improvement                                     4.50%     9/1/99   (3)             14,025        14,154
Nassau County NY General Improvement                                    5.125%    11/1/99   (3)              7,525         7,688
New York City NY GO                                                      5.25%     8/1/99                    9,875        10,064
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC              5,000         5,000
New York City NY GO VRDO                                                 4.00%    11/4/97   LOC              1,200         1,200
New York Medical Care Fac. (St. Luke's)                                  7.45%    2/15/00   (1)(Prere.)      5,000         5,457
New York Medical Care Fac. Finance Agency Rev.                           7.80%    2/15/99   (Prere.)         5,000         5,339
New York State Dormitory Auth. Rev. (City Univ.)                        7.625%     7/1/00   (Prere.)        23,600        26,096
New York State Dormitory Auth. Rev. (State Univ.)                        7.25%    5/15/00   (Prere.)         2,070         2,267
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.00%     4/1/98                    8,750         8,791





                                       11
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Service Contract Rev. (Highway Bridge)      5.10%     4/1/99                 $  5,085     $   5,158
New York Urban Dev. Corp. (Correction Fac.)                              7.75%     1/1/00   (Prere.)         3,900         4,272
                                                                                                                     -----------
                                                                                                                         126,707
                                                                                                                     -----------
NORTH CAROLINA (1.3%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.60%    11/5/97   (1)              2,200         2,200
North Carolina Eastern Muni. Power Agency                                7.25%     1/1/99   (Prere.)         3,000         3,173
North Carolina Medical Care Comm. VRDO (Duke Univ. Hosp.)                3.60%    11/6/97                    3,000         3,000
North Carolina Muni. Power Agency                                       7.875%     1/1/98   (Prere.)         6,000         6,160
Wake County NC Industrial Fac. & Pollution Control Finance
   Auth. VRDO (Carolina Power & Light)                                   3.65%    11/5/97   LOC              4,200         4,200
                                                                                                                     -----------
                                                                                                                          18,733
                                                                                                                     -----------
OHIO (3.3%)
Cincinnati City OH School Dist. TAN                                      5.50%    12/1/00   (2)              4,300         4,476
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO          3.65%    11/5/97                    4,300         4,300
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                3.60%    11/5/97                    4,000         4,000
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic)                    3.70%    11/5/97   LOC              2,400         2,400
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.65%    11/6/97                   12,800        12,800
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                 3.50%    11/6/97   LOC              1,800         1,800
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.65%    11/5/97   (1)             10,000        10,000
Hancock County OH BAN                                                    4.50%    12/1/98                    5,865         5,900
Ohio Air Quality Dev. Auth. Rev. VRDO (Cincinnati Gas &
   Electric Co. Project)                                                 3.95%    11/4/97   LOC              3,000         3,000
                                                                                                                     -----------
                                                                                                                          48,676
                                                                                                                     -----------
OKLAHOMA (3.1%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                                 3.75%    11/5/97                   11,600        11,600
Grand River Dam Auth. OK                                                 4.90%     6/1/98                   10,000        10,064
Oklahoma Ind. Auth. Health System Rev. VRDO (Baptist Center)             3.70%    11/5/97                   24,625        24,625
                                                                                                                     -----------
                                                                                                                          46,289
                                                                                                                     -----------
OREGON (0.1%)
Oregon Veterans Welfare Program GO VRDO                                  3.60%    11/5/97   LOC              1,100         1,100
                                                                                                                     -----------
PENNSYLVANIA (4.0%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.60%    11/5/97   LOC              3,200         3,200
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)    3.60%    11/6/97   (1)              3,750         3,750
Berks County PA GO                                                       7.25%   11/15/00   (3)(Prere.)      6,700         7,422
Montgomery County PA GO                                                  5.00%    7/15/99                    2,775         2,827
Pennsylvania GO                                                          5.25%   11/15/00   (3)              7,500         7,757
Pennsylvania Higher Educ. Fac. Auth. Health Services
   (Allegheny/Delaware Valley)                                           4.60%   11/15/99   (1)              4,830         4,881
Philadelphia PA GO                                                       5.75%   11/15/98   (3)              6,655         6,779
Philadelphia PA GO                                                       6.00%   11/15/99   (3)             10,000        10,388
Philadelphia PA School Dist.                                             6.70%     7/1/99   (1)              5,145         5,371
Philadelphia PA Water & Sewer Rev.                                       6.90%    10/1/99   (Prere.)         5,000         5,360
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.65%    11/5/97   (2)              1,500         1,500
                                                                                                                     -----------
                                                                                                                          59,235
                                                                                                                     -----------
PUERTO RICO (0.8%)
Puerto Rico GO                                                           5.50%     7/1/99                   10,000        10,242
Puerto Rico Govt. Dev. Bank VRDO                                         3.35%    11/5/97   LOC              1,400         1,400
                                                                                                                     -----------
                                                                                                                          11,642
                                                                                                                     -----------
TENNESSEE (1.8%)
Metro. Govt. of Nashville & Davidson County TN                          10.50%    12/1/97   (Prere.)         5,750         5,781
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                        3.65%    11/5/97   (3) LOC          9,900         9,900
Tennessee GO                                                             5.00%     5/1/99                   10,070        10,237
                                                                                                                     -----------
                                                                                                                          25,918
                                                                                                                     -----------





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
TEXAS (7.0%)
Austin TX Combined Util. System Rev.                                     7.60%   11/15/99   (1)           $  2,300     $   2,460
Austin TX Combined Util. System Rev.                                     7.60%   11/15/99   (1)(Prere.)      2,700         2,890
Austin TX Combined Util. System Rev.                                   11.125%   11/15/99   (Prere.)         4,000         4,550
Dallas TX GO                                                             7.50%    2/15/99                    3,050         3,189
Fort Worth TX Water & Sewer Rev.                                         5.60%    2/15/98                    3,500         3,518
Garland TX Independent School Dist. GO                                   7.00%    2/15/99                    5,000         5,192
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                     3.70%    11/4/97                    2,200         2,200
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                   17,165        17,165
Houston TX Hotel Occupancy Rev.                                          6.00%     7/1/99   (4)              4,000         4,129
Lower Colorado River Auth. TX Rev.                                       5.00%     1/1/99                    3,180         3,219
Pasadena TX Independent  School Dist. VRDO                               3.70%    11/6/97                      400           400
Texas National Research Lab Comm. (Super Conductors)                    7.125%     4/1/00   (Prere.)        15,930        17,335
Texas Public Finance Auth.                                               8.00%    10/1/98                    3,000         3,114
Texas TRAN                                                               4.75%    8/31/98                   35,000        35,272
                                                                                                                     -----------
                                                                                                                         104,633
                                                                                                                     -----------
UTAH (0.4%)
Intermountain Power Agency UT                                            7.00%     7/1/99   (Prere.)         5,100         5,444
                                                                                                                     -----------
VIRGINIA (0.8%)
Virginia Public School Auth.                                             5.00%     8/1/99                    6,215         6,328
Virginia Public School Auth.                                             5.30%     8/1/00                    2,370         2,446
Virginia Public School Auth.                                             5.50%     8/1/98                    3,320         3,362
                                                                                                                     -----------
                                                                                                                          12,136
                                                                                                                     -----------
WASHINGTON (3.0%)
King County WA GO                                                        6.70%     1/1/99                    9,000         9,288
Snohomish County WA Public Util. Dist. Rev.                              5.00%     1/1/00   (3)              3,000         3,055
Snohomish County WA Public Util. Dist. Rev.                              9.75%     1/1/99   (3)              5,315         5,660
Washington GO                                                            4.40%    10/1/98                    4,500         4,525
Washington GO                                                            7.75%    12/1/98   (Prere.)         2,500         2,602
Washington GO VRDO                                                       3.55%    11/5/97                   10,300        10,300
Washington Health Care Auth. (Empire Health Spokane)                     8.00%    11/1/97   (Prere.)         9,200         9,384
                                                                                                                     -----------
                                                                                                                          44,814
                                                                                                                     -----------
WEST VIRGINIA (1.2%)
West Virginia Building Comm. Rev.                                        5.00%     7/1/98   (1)              5,190         5,231
West Virginia School Building Auth. Rev.                                 6.00%     7/1/98   (1)              7,000         7,105
West Virginia Water Dev. Auth.                                           7.70%    11/1/00   (Prere.)         4,960         5,552
                                                                                                                     -----------
                                                                                                                          17,888
                                                                                                                     -----------
WISCONSIN (0.6%)
Wisconsin Clean Water Rev.                                               6.30%     6/1/00                    3,000         3,162
Wisconsin GO                                                             5.00%     5/1/99                    5,305         5,388
                                                                                                                     -----------
                                                                                                                           8,550
                                                                                                                     -----------
WYOMING (0.9%)
Kemmerer WY PCR VRDO (Exxon Project)                                     4.15%    11/4/97                    3,500         3,500
Sweetwater County WY PCR VRDO (PacifiCorp Project)                       4.00%    11/4/97   (2)             10,000        10,000
                                                                                                                     -----------
                                                                                                                          13,500
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,444,304)                                                                                                   1,451,315
----------------------------------------------------------------------------------------------------------------------------------





                                       13
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
SHORT-TERM PORTFOLIO                                                                                                       (000)
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      38,543
Liabilities                                                                                                               (5,293)
                                                                                                                     -----------
                                                                                                                          33,250
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 95,257,063 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                                    $1,484,565
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $15.58
==================================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $1,477,015        $15.50
Undistributed Net Investment Income                                                                             --            --
Accumulated Net Realized Gains--Note E                                                                         539           .01
Unrealized Appreciation--Note F                                                                              7,011           .07
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $1,484,565        $15.58
==================================================================================================================================





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.5%)
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA
Huntsville AL Health Care Auth. VRDO                                     3.60%    11/6/97   (1)           $    200      $    200
                                                                                                                     -----------
ALASKA (1.4%)
Anchorage AK GO                                                          4.70%     8/1/01   (1)              5,000         5,087
North Slope Borough AK GO                                                7.25%    6/30/00   (3)+            20,000        21,573
                                                                                                                     -----------
                                                                                                                          26,660
                                                                                                                     -----------
ARIZONA (1.8%)
Arizona Transp. Board Excise Tax                                         6.00%     7/1/02   (2)             15,185        16,318
Arizona Transp. Board Highway Rev.                                       6.00%     7/1/00                    4,500         4,723
Maricopa County AZ School Dist. GO                                       0.00%     7/1/99   (3)              8,000         7,477
Salt River AZ Agricultural Refunding Rev. (Salt River Project)           5.50%     1/1/00                    7,375         7,600
                                                                                                                     -----------
                                                                                                                          36,118
                                                                                                                     -----------
CALIFORNIA (11.5%)
California GO                                                            7.50%    11/1/03   (3)              6,000         7,011
California GO                                                            9.00%     6/1/00                    5,000         5,598
California GO                                                           10.50%    10/1/00                    3,000         3,523
California Dept. of Water (Central Valley Project)                       8.25%    12/1/01                    4,790         5,518
California Dept. of Water (Central Valley Project)                       8.25%    12/1/02                    5,060         5,973
California Dept. of Water (Central Valley Project)                       8.25%    12/1/05                    5,685         7,096
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)            3.40%    11/5/97                      900           900
Los Angeles CA Dept. of Water & Power Water Works Rev.                   9.00%    5/15/02   +                9,135        10,884
Los Angeles CA Dept. of Water & Power Water Works Rev.                   9.00%    5/15/03                    5,355         6,551
Los Angeles County CA Local Educ. Agency TRAN                            4.50%    9/30/98                   43,000        43,244
Los Angeles County CA Public Works Auth.                                 6.00%     9/1/99   (1)             10,000        10,375
Los Angeles County CA Unified School Dist. TRAN                          4.50%    10/1/98                   25,000        25,162
Los Rois CA Community College Dist. TRAN                                 4.75%   12/30/98                   16,500        16,659
San Diego CA Area Local Govt. COP Pooled TRAN                            4.50%    10/1/98                   25,000        25,155
San Diego City CA TRANS                                                  4.50%    9/30/98                   25,000        25,164
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.              0.00%    1/15/00   (1)              2,000         1,830
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.              0.00%    1/15/01   (1)             10,000         8,761
Univ. of California Rev. (Multi Purpose Dist. Project)                  10.00%     9/1/00   (2)              7,755         8,966
Univ. of California Rev. (Multi Purpose Dist. Project)                  10.00%     9/1/01   (2)              5,500         6,618
                                                                                                                     -----------
                                                                                                                         224,988
                                                                                                                     -----------
COLORADO (0.3%)
Platte River Power Auth. CO Rev.                                         5.00%     6/1/00   (1)              5,000         5,113
                                                                                                                     -----------
CONNECTICUT (2.8%)
Connecticut GO                                                           5.50%    11/1/01                   13,630        14,302
Connecticut GO                                                          9.875%     3/1/01                    6,750         7,921
Connecticut Special Assessment Unemployment Compensation                 5.00%     1/1/01                    4,230         4,339
Connecticut Special Assessment Unemployment Compensation                 5.50%    5/15/01   (2)             13,455        14,042
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         4.00%    10/1/99                   11,000        11,012
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         6.25%    10/1/02   (3)              4,000         4,351
                                                                                                                     -----------
                                                                                                                          55,967
                                                                                                                     -----------
DELAWARE (0.3%)
Delaware GO                                                              5.00%     1/1/02                    5,085         5,241
                                                                                                                     -----------
DISTRICT OF COLUMBIA (2.1%)
District of Columbia GO                                                  4.90%     6/1/00                   20,000        20,183
District of Columbia GO                                                  5.50%     6/1/98                    9,000         9,073
District of Columbia GO                                                  5.50%     6/1/99                   12,105        12,319
                                                                                                                     -----------
                                                                                                                          41,575
                                                                                                                     -----------
FLORIDA (4.4%)
Dade County FL School Dist.                                              5.00%    2/15/01   (1)              4,525         4,646
Dade County FL School Dist.                                             7.375%     7/1/99   (Prere.)        19,600        21,055
Dade County FL Water & Sewer Rev. VRDO                                   3.60%    11/5/97   (3)                675           675
Florida State Board of Educ. Capital Outlay                              6.50%     6/1/02                    4,505         4,931

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Florida Board of Educ. (Capital Outlay Rev.)                             6.50%     6/1/04                 $  5,565      $  6,226
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)                 5.50%     7/1/99   (2)              6,765         6,941
Florida School Board Assoc. Rev. (Orange County)                         7.00%     7/1/00   (2)             13,820        14,851
Florida State Dept. of Transp. Rev. (Right-of-Way)                       6.40%     7/1/00                    3,080         3,265
Florida Turnpike Auth. Rev.                                              9.50%     7/1/99   (2)              4,000         4,356
Hillsborough County FL School Dist.                                      6.95%    8/15/99   (1)              5,425         5,710
Lakeland FL Electric & Water Rev.                                        6.25%    10/1/02   (3)              5,000         5,451
Lee County FL School Board                                               6.00%     8/1/02   (4)              2,750         2,957
Orange County FL Health Fac. Auth. Rev.                                  6.00%    10/1/04   (1)              3,975         4,343
                                                                                                                     -----------
                                                                                                                          85,407
                                                                                                                     -----------
GEORGIA (3.3%)
Burke County GA PCR VRDO (Georgia Power Co.)                             4.20%    11/4/97                      300           300
Cobb County GA School Dist.                                              5.00%     2/1/00                    8,040         8,216
Georgia GO                                                               5.75%     3/1/02                    5,600         5,947
Georgia GO                                                               7.20%     3/1/99                    9,650        10,067
Georgia GO                                                               7.20%     3/1/02                    3,000         3,355
Georgia GO                                                               7.25%     7/1/99                    3,000         3,162
Georgia GO                                                               7.25%     7/1/02                    5,620         6,344
Georgia GO                                                               7.25%     9/1/02                    8,160         9,244
Georgia GO                                                               7.40%     8/1/02                   12,360        14,035
Metro. Atlanta GA Rapid Transp. Auth.                                    6.35%     7/1/04                    3,560         3,858
                                                                                                                     -----------
                                                                                                                          64,528
                                                                                                                     -----------
HAWAII (1.8%)
Hawaii GO                                                                5.00%     9/1/99                    5,000         5,088
Hawaii GO                                                                7.75%     2/1/02                    9,600        10,846
Honolulu HI City & County GO                                             4.60%    10/1/99                    6,500         6,570
Honolulu HI City & County GO                                             5.25%    11/1/03   (3)++           13,135        13,645
                                                                                                                     -----------
                                                                                                                          36,149
                                                                                                                     -----------
ILLINOIS (1.3%)
Chicago IL GO                                                            6.25%   10/31/02   (1)              4,250         4,605
Chicago IL Metro. Water Reclamation Dist.                                4.70%    12/1/99                    7,710         7,818
Illinois GO                                                              6.40%     8/1/01                    5,365         5,660
Illinois Sales Tax Rev.                                                  7.20%    6/15/99   (Prere.)         7,600         8,129
                                                                                                                     -----------
                                                                                                                          26,212
                                                                                                                     -----------
KENTUCKY (0.6%)
Kentucky Property & Buildings Comm. Rev.                                 6.00%    11/1/02                    2,000         2,150
Kentucky Property & Buildings Comm. Rev.                                 6.75%    11/1/99                    9,500         9,996
                                                                                                                     -----------
                                                                                                                          12,146
                                                                                                                     -----------
LOUISIANA (1.9%)
Louisiana GO                                                             6.00%     8/1/00   (3)              5,000         5,244
Louisiana GO                                                             6.00%     8/1/01   (3)             19,325        20,512
New Orleans LA GO                                                        6.50%    10/1/01   (2)             10,655        11,519
                                                                                                                     -----------
                                                                                                                          37,275
                                                                                                                     -----------
MAINE (0.3%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                         10.10%     7/1/01   (Prere.)         4,350         5,349
                                                                                                                     -----------
MARYLAND (0.3%)
Maryland Dept. of Transp.                                                6.70%    8/15/99   (Prere.)         5,000         5,318
                                                                                                                     -----------
MASSACHUSETTS (5.9%)
Massachusetts Bay Transit Auth.                                         7.625%     3/1/00   (Prere.)         5,550         6,088
Massachusetts GO                                                         6.25%     7/1/02                   12,500        13,514
Massachusetts GO                                                        6.875%     7/1/01   (Prere.)        17,400        19,277
Massachusetts GO                                                         7.00%     7/1/98   LOC              5,000         5,105
Massachusetts GO                                                         7.50%    12/1/00   (Prere.)        14,750        16,462
Massachusetts GO                                                         7.50%    12/1/07   (Prere.)        10,000        11,161
Massachusetts GO                                                         9.25%     7/1/00                   10,000        11,266
Massachusetts State Consolidated Loan                                    7.00%    12/1/00   (Prere.)         5,000         5,420

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts State Health and Educ. Fac. Auth. PUT
   (Fairview Extended Care)                                              4.55%    7/14/02                 $  3,500      $  3,525
Massachusetts Water Resources Auth.                                     6.875%    12/1/01   (Prere.)         9,945        11,109
Massachusetts Water Resources Auth.                                      7.00%     4/1/00   (Prere.)         5,985         6,496
Massachusetts Water Resources Auth.                                      7.30%     4/1/00   (Prere.)         5,000         5,461
                                                                                                                     -----------
                                                                                                                         114,884
                                                                                                                     -----------
MICHIGAN (5.7%)
Detroit MI GO                                                            5.60%     5/1/00   (2)              7,040         7,277
Detroit MI GO                                                            5.70%     5/1/01   (2)              5,000         5,232
Greater Detroit MI Resource Recovery Auth.                               5.00%   12/13/00   (2)              6,290         6,445
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/01   (2)              5,000         5,235
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/03   (2)             17,995        19,006
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/04   (2)             12,990        13,740
Michigan GO (Environmental Protection Program)                           6.00%    11/1/02                    4,845         5,228
Michigan GO (Recreation Program)                                         6.00%    11/1/00                   11,910        12,567
Michigan GO (Recreation Program)                                         6.00%    11/1/01                    5,910         6,314
Michigan State Building Auth.                                            6.20%    10/1/02                    5,450         5,902
Michigan State Building Auth.                                            6.30%    10/1/03   (4)              7,800         8,450
Regents of Univ. of Michigan Hosp. Rev. VRDO                             4.25%    11/4/97                    3,200         3,200
Royal Oak MI Hosp. Fin. Auth. (West Beaumont Hosp.)                      6.75%     1/1/01   (Prere.)        12,450        13,596
                                                                                                                     -----------
                                                                                                                         112,192
                                                                                                                     -----------
MINNESOTA (1.0%)
Minnesota GO                                                            4.625%     8/1/00                   10,385        10,555
Minnesota GO                                                             6.00%     8/1/04                    5,000         5,462
Minnesota Public Fac. Auth. Water PCR                                    5.00%     3/1/02                    2,620         2,702
                                                                                                                     -----------
                                                                                                                          18,719
                                                                                                                     -----------
MISSOURI (0.4%)
Kansas City MO School Dist. Building Corp.                              10.50%     2/1/99   (3)              7,545         8,138
                                                                                                                     -----------
NEBRASKA (0.2%)
Omaha NE Public Power Dist. Electric Rev.                                5.00%     2/1/01                    4,250         4,360
                                                                                                                     -----------
NEVADA (0.9%)
Clark County NV Airport Systems Refunding Rev. VRDO (McCarren
   International Airport)                                                3.60%    11/5/97   (1)                900           900
Clark County NV School Dist. GO                                          9.75%     6/1/01   (1)             10,000        11,790
Clark County NV School Dist. GO (Computer Equipment)                     7.00%    6/15/99   (3)              4,000         4,190
                                                                                                                     -----------
                                                                                                                          16,880
                                                                                                                     -----------
NEW JERSEY (2.7%)
New Jersey Transp. Trust Fund Auth.                                      4.40%    6/15/99                    5,000         5,037
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/00                   12,655        13,256
New Jersey Turnpike Auth.                                                5.20%     1/1/98   +               15,000        15,033
New Jersey Turnpike Auth.                                                5.60%     1/1/00   (2)              4,000         4,127
New Jersey Turnpike Auth.                                                6.00%     1/1/98                    8,000         8,028
Passaic County NJ Utilities Solid Waste Disposal Rev.                    0.00%     3/1/00   (1)              4,220         3,826
Passaic Valley NJ Sewer System Rev.                                      5.70%    12/1/03   (2)              3,980         4,253
                                                                                                                     -----------
                                                                                                                          53,560
                                                                                                                     -----------
NEW MEXICO (0.6%)
New Mexico GO                                                            5.50%     9/1/00                    6,350         6,597
New Mexico GO                                                            5.50%     9/1/01                    4,475         4,690
                                                                                                                     -----------
                                                                                                                          11,287
                                                                                                                     -----------
NEW YORK (16.6%)
Battery Park City NY Auth.                                               7.70%     5/1/99   (Prere.)         5,000         5,370
Hempstead NY Industrial Dev. Agency (American Fuel Co.)                  4.40%    12/1/01   (1)              6,810         6,848
Muni. Assistance Corp. for New York City NY                              5.00%     7/1/00                    4,330         4,432
Muni. Assistance Corp. for New York City NY                              5.50%     7/1/00                   42,940        44,486
Muni. Assistance Corp. for New York City NY                              5.50%     7/1/02                    5,500         5,781
Muni. Assistance Corp. for New York City NY                              6.00%     7/1/00   (2)             10,000        10,488
Muni. Assistance Corp. for New York City NY                              6.00%     7/1/05                   10,370        11,347
Muni. Assistance Corp. for New York City NY VRDO                         3.65%    11/5/97   LOC                600           600

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Nassau County NY General Improvement                                     4.50%     9/1/98   (3)          $  21,430     $  21,552
New York City NY Cultural Resources Center (Museum of Modern Art)        5.00%     1/1/00   (2)              7,250         7,396
New York City NY GO                                                      5.25%     8/1/99                    9,875        10,064
New York City NY GO                                                      5.50%     8/1/98                   15,000        15,178
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/00   (4)              3,125         3,444
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/01   (4)              4,380         4,944
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/02   (4)              3,100         3,573
New York State COP                                                       4.50%     2/1/98                    4,985         4,993
New York State COP                                                       4.70%     2/1/99                    4,580         4,619
New York State Dormitory Auth. (City Univ.)                              5.50%     7/1/98                    6,300         6,369
New York State Dormitory Auth. (City Univ.)                             7.625%     7/1/00   (Prere.)         6,200         6,856
New York State Dormitory Auth. (City Univ.)                             7.875%     7/1/00   (Prere.)        15,725        17,525
New York State Dormitory Auth. (City Univ.)                              9.00%     7/1/00   (3)             15,515        17,415
New York State Dormitory Auth. (Dept. of Health)                         7.70%     7/1/00   (Prere.)         6,790         7,537
New York State Dormitory Auth. (State Univ.)                             7.70%    5/15/00   (Prere.)         6,500         7,189
New York State Environmental Fac. PCR
   (New York City Water Fin. Auth.)                                      5.50%    6/15/03                    3,000         3,164
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.00%    6/15/01                    1,750         1,740
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.10%    6/15/02                    3,000         2,977
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.20%    2/15/03                    3,840         3,804
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.20%    6/15/03                    6,120         6,059
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.30%    6/15/04                    6,025         5,960
New York State Housing Finance Agency                                    8.00%    11/1/00   (Prere.)         4,140         4,668
New York State Housing Finance Agency Service Contract                   7.80%    3/15/01   (Prere.)        15,000        16,951
New York State Local Govt. Assistance Corp.                              7.00%     4/1/01   (Prere.)        14,550        16,131
New York State Medical Care Fac. Finance Agency Rev.                    7.875%    8/15/00   (Prere.)         8,000         8,937
New York State Power Auth.                                               7.10%     1/1/99                    6,400         6,561
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/02   (1)             11,965        12,770
New York State Urban Dev. Corp. (Correctional Fac.)                      7.50%     1/1/01   (Prere.)         7,100         7,932
                                                                                                                     -----------
                                                                                                                         325,660
                                                                                                                     -----------
NORTH CAROLINA (0.2%)
North Carolina Muni. Power Agency (Catawba Electric)                     5.10%     1/1/98                    3,980         3,988
                                                                                                                     -----------
OHIO (2.1%)
Butler County OH Transp. Improvement Dist.                               5.00%     4/1/03   (4)++            3,000         3,090
Cleveland OH School Dist. RAN                                            5.00%     6/1/01   (2)              6,000         6,158
Cleveland OH Water Works Rev.                                            6.25%     1/1/02   (2)(Prere.)      4,245         4,637
Franklin County OH PUT (U.S. Health Corp.)                               4.50%     6/1/00   LOC             10,000        10,080
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.00%    11/1/99                    6,370         6,495
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.50%    12/1/99                    7,685         7,918
Ohio Water Dev. Auth. Rev.                                               4.90%    12/1/97                    3,455         3,458
                                                                                                                     -----------
                                                                                                                          41,836
                                                                                                                     -----------
OKLAHOMA (1.6%)
Grand River Dam Auth. OK Rev.                                            4.90%     6/1/98                   17,500        17,613
Tulsa County OK Criminal Justice Auth.                                   5.25%     3/1/01   (2)              6,525         6,734
Tulsa County OK Criminal Justice Auth.                                   5.25%     9/1/01   (2)              6,960         7,213
                                                                                                                     -----------
                                                                                                                          31,560
                                                                                                                     -----------
PENNSYLVANIA (8.1%)
Delaware County PA IDA Rev. (Resource Recovery Fac.)                     5.50%     1/1/99                    5,000         5,073
Pennsylvania Convention Center Auth. Rev.                                5.75%     9/1/99                    8,700         8,844
Pennsylvania GO                                                          4.75%    6/15/99   (1)             10,500        10,638
Pennsylvania GO                                                          5.00%     5/1/00                    2,710         2,769
Pennsylvania GO                                                          5.25%   11/15/01   (3)             10,000        10,405
Pennsylvania GO                                                          5.40%     7/1/00                    4,000         4,132
Pennsylvania Higher Educ. Fac. Health Services
   (Allegheny/Delaware Valley)                                           5.00%   11/15/02   (1)              7,990         8,219
Pennsylvania Intergovernmental Cooperation Auth.                         6.00%    6/15/01   (3)             10,000        10,598
Pennsylvania Turnpike Rev.                                               7.50%    12/1/99   (Prere.)        15,000        16,324
Philadelphia PA Airport Rev.                                             5.25%    6/15/01   (3)              4,590         4,749
Philadelphia PA Gas Works                                                7.00%     7/1/02   (8)              4,035         4,489

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                                       6.00%   11/15/99   (3)           $  8,505      $  8,835
Philadelphia PA GO                                                       6.00%   11/15/00   (3)             13,000        13,695
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. Project)                                            4.00%    11/4/97                      400           400
Philadelphia PA Muni. Lease Rev.                                         5.25%    7/15/98                    1,645         1,658
Philadelphia PA School Dist. GO                                          4.70%     7/1/99   (1)             14,000        14,158
Philadelphia PA School Dist. GO                                          6.60%     7/1/98   (2)              3,000         3,055
Philadelphia PA Water & Sewer                                            6.90%    10/1/99   (Prere.)        24,150        25,890
Philadelphia PA Water & Waste Water Rev.                                 6.25%     8/1/02   (1)              5,450         5,899
                                                                                                                     -----------
                                                                                                                         159,830
                                                                                                                     -----------
PUERTO RICO (0.8%)
Puerto Rico Electric Power Auth. Rev.                                    6.00%     7/1/03   (1)              5,000         5,428
Puerto Rico GO                                                           5.50%     7/1/99                   10,000        10,242
Puerto Rico Govt. Dev. Bank VRDO                                         3.35%    11/5/97   LOC                200           200
                                                                                                                     -----------
                                                                                                                          15,870
                                                                                                                     -----------
RHODE ISLAND (1.2%)
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/03   (1)              9,665        10,447
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/04   (1)             11,345        12,332
                                                                                                                     -----------
                                                                                                                          22,779
                                                                                                                     -----------
TEXAS (8.6%)
Austin TX Combined Util. System Rev.                                     9.50%    5/15/00   (Prere.)         5,705         6,438
Austin TX Combined Util. System Rev.                                    10.00%    5/15/00   (Prere.)         5,000         5,700
Austin TX GO                                                             6.00%     9/1/99   (Prere.)         6,200         6,422
Fort Worth TX Water & Sewer Rev.                                         5.90%    2/15/01                    2,900         3,055
Harris County TX Flood Control Dist. GO                                  5.50%    10/1/00                    3,000         3,120
Harris County TX GO                                                      5.50%    10/1/00                    2,645         2,751
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 5.00%     6/1/00   (1)              3,025         3,085
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 5.00%     6/1/01   (1)              5,835         5,971
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)           3.70%    11/4/97                    1,100         1,100
Harris County TX Toll Road Refunding GO                                  6.50%    8/15/02   (2)(Prere.)      5,220         5,807
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                      100           100
Houston TX GO                                                            5.90%     3/1/03                    3,475         3,683
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/00   (4)              4,250         4,450
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/01   (4)              4,000         4,241
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/02   (4)              2,250         2,409
Houston TX Independent School Dist.                                      5.00%    7/15/99                    6,700         6,821
Houston TX Independent School Dist.                                      6.40%    8/15/01   (Prere.)         4,095         4,410
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/00   (2)              6,130         5,385
Houston TX Water & Sewer System Rev.                                     4.90%    12/1/97                    5,000         5,004
Houston TX Water & Sewer System Rev.                                     5.40%    12/1/00                    8,000         8,284
Lower Colorado River Auth. TX                                            5.50%     1/1/01                   17,730        18,416
San Antonio TX Electric & Gas Rev.                                       7.00%     2/1/99   (Prere.)         3,105         3,267
San Antonio TX Electric & Gas Rev.                                       7.00%     2/1/00                    1,695         1,778
San Antonio TX GO                                                        5.40%     8/1/04                    7,495         7,803
Texas GO                                                                5.375%    10/1/00                    5,000         5,185
Texas Muni. Power Agency Rev.                                            5.80%     9/1/03   (1)              6,750         7,231
Texas Muni. Power Agency Rev.                                            6.40%     9/1/98   (3)              3,000         3,063
Texas TRAN                                                               4.75%    8/31/98                   17,000        17,132
Univ. of Texas Board of Regents Rev.                                     7.00%    8/15/01   (Prere.)         6,700         7,470
Univ. of Texas Permanent Univ. Fund                                      6.50%     7/1/01   (Prere.)         4,285         4,693
Univ. of Texas Permanent Univ. Fund                                      9.50%     7/1/00                    3,545         4,027
                                                                                                                     -----------
                                                                                                                         168,301
                                                                                                                     -----------
UTAH (0.2%)
Utah Water Finance Agency Rev. (Pooled Loan Financing Program)           4.70%    10/1/01   (1)              5,000         5,086
                                                                                                                     -----------
VIRGINIA (1.3%)
Virginia Public School Auth.                                             5.00%     8/1/00                    6,345         6,502
Virginia Public School Auth.                                             5.00%     8/1/02   ++              12,415        12,805
Virginia Public School Auth.                                             5.00%     8/1/03   ++               6,200         6,399
                                                                                                                     -----------
                                                                                                                          25,706
                                                                                                                     -----------

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON (3.5%)
King County WA School Dist.                                              6.30%    12/1/03                 $  5,375      $  5,863
Washington GO                                                            6.10%     9/1/00                    5,000         5,271
Washington GO                                                            6.30%     9/1/02                    4,700         5,077
Washington GO                                                            6.50%     7/1/02                    5,035         5,510
Washington GO                                                            6.75%     6/1/01   (Prere.)        20,000        21,693
Washington GO                                                            7.00%    10/1/99                    7,555         7,976
Washington GO                                                            7.00%     8/1/02                    4,000         4,468
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/00   (2)              3,030         3,180
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/01   (2)              4,735         5,027
Washington Motor Vehicle Fuel Tax                                        5.30%     9/1/99                    5,000         5,121
                                                                                                                     -----------
                                                                                                                          69,186
                                                                                                                     -----------
WEST VIRGINIA (0.4%)
West Virginia State Building Comm. Rev.                                  5.50%     7/1/99   (1)              2,500         2,561
West Virginia State Building Comm. Rev.                                  5.50%     7/1/00   (1)              5,500         5,691
                                                                                                                     -----------
                                                                                                                           8,252
                                                                                                                     -----------
WISCONSIN (4.0%)
Wisconsin GO                                                            4.125%    11/1/98                   33,625        33,724
Wisconsin GO                                                             5.80%     5/1/01                    4,000         4,213
Wisconsin GO                                                             6.00%     5/1/03                   14,055        15,179
Wisconsin Public Power System Rev.                                       7.30%     7/1/00   (3)(Prere.)      4,000         4,395
Wisconsin Public Power System Rev.                                       7.40%     7/1/00   (2)(Prere.)     19,500        21,474
                                                                                                                     -----------
                                                                                                                          78,985
                                                                                                                     -----------
WYOMING (0.4%)
Platte County WY PCR (Basin Electric Power Corp.)                        4.20%     1/1/99                    3,370         3,378
Platte County WY PCR (Basin Electric Power Corp.)                        4.40%     1/1/00                    3,945         3,963
                                                                                                                     -----------
                                                                                                                           7,341
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,947,609)                                                                                                   1,972,646
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      37,524
Liabilities                                                                                                              (48,161)
                                                                                                                     -----------
                                                                                                                         (10,637)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 182,679,813 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                                    $1,962,009
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $10.74
==================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $3,789,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $1,939,672        $10.61
Undistributed Net Investment Income                                                                             --            --
Accumulated Net Realized Losses--Note E                                                                     (2,443)         (.01)
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                    25,037           .14
   Futures Contracts                                                                                          (257)           --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $1,962,009        $10.74
==================================================================================================================================

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Columbia AL Industrial Dev. Board PCR VRDO
   (Alabama Power Co. Project)                                           4.15%    11/4/97                 $  3,000      $  3,000
Huntsville AL Health Care Auth. VRDO                                     3.60%    11/6/97   (1)              6,300         6,300
Huntsville AL Health Care Auth. VRDO                                     3.65%    11/6/97   (1)             23,300        23,300
Univ. of Southern Alabama Hosp.                                          7.00%    5/15/04   (2)              3,250         3,473
                                                                                                                     -----------
                                                                                                                          36,073
                                                                                                                     -----------
ALASKA (0.3%)
Alaska Housing Finance Corp. VRDO                                        3.65%    11/5/97                   16,200        16,200
Anchorage AK Electric Rev.                                               8.00%    12/1/11   (1)              5,395         7,043
                                                                                                                     -----------
                                                                                                                          23,243
                                                                                                                     -----------
ARIZONA (1.8%)
Arizona Transp. Board Highway Rev.                                       8.75%     7/1/03                   10,000        12,168
Arizona Transp. Board-Maricopa County Regional Area                      6.00%     7/1/05   (2)             18,885        20,716
Maricopa County AZ COP                                                   6.00%     6/1/04                    5,275         5,484
Maricopa County AZ GO                                                    6.25%     7/1/02   (3)              5,100         5,534
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          4.20%    11/4/97   LOC              6,400         6,400
Maricopa County AZ (Samaritan Health Service)                            7.15%    12/1/04   (1)              9,900        11,456
Maricopa County AZ (Samaritan Health Service)                            7.15%    12/1/05   (1)              6,080         6,927
Mesa AZ GO                                                               5.70%     7/1/08   (1)              5,600         5,943
Phoenix AZ Civic Improvement Water System                                5.95%     7/1/16                    6,600         6,913
Phoenix AZ Highway Rev.                                                  9.25%     7/1/07                    4,000         5,445
Tucson AZ Unified School Dist.                                           7.50%     7/1/06   (3)              8,840        10,676
Tucson AZ Unified School Dist.                                           7.50%     7/1/07   (3)              9,125        11,147
Tucson AZ Unified School Dist.                                           7.50%     7/1/08   (3)              8,060         9,943
                                                                                                                     -----------
                                                                                                                         118,752
                                                                                                                     -----------
CALIFORNIA (9.6%)
Anaheim CA Public Finance Auth. Rev.                                     6.00%     9/1/08   (4)              2,000         2,229
Anaheim CA Public Finance Auth. Rev.                                     6.00%     9/1/09   (4)              2,000         2,230
California Dept. of Water (Central Valley Project)                       8.25%    12/1/03                    5,000         6,028
California Dept. of Water (Central Valley Project)                       8.25%    12/1/04                    5,545         6,807
California GO                                                            5.70%     8/1/07                   17,500        18,873
California GO                                                            5.75%     8/1/08   (3)             15,000        16,184
California GO                                                            6.40%     2/1/06   (1)              4,500         5,083
California GO                                                            6.75%     6/1/04                   13,165        14,908
California GO                                                            7.00%    10/1/05   (1)              5,000         5,850
California GO                                                            7.10%     6/1/05                   12,495        14,574
California GO                                                           11.00%     3/1/06                   13,185        18,936
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/04   (1)              4,515         4,987
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/05   (1)              5,875         6,535
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/06   (1)              5,000         5,603
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/07   (1)              5,290         5,965
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/02                    3,865         4,162
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/03                    4,095         4,444
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/04                    4,340         4,739
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.60%    11/5/97   LOC              1,500         1,500
California Public Works Board (Community College)                       5.625%     3/1/16   (2)             20,000        20,671
California Public Works Board (Dept. of Corrections)                    5.375%    11/1/11                    6,500         6,655
California Public Works Board (Dept. of Corrections)                    5.375%    11/1/12                    7,990         8,119
California Public Works Board (Dept. of Corrections)                     5.50%     1/1/15   (1)             10,000        10,226
California Public Works Board (Dept. of Corrections)                     6.00%     1/1/08   (2)             14,865        16,344
California Public Works Board (State Archives)                          5.375%    12/1/09                    4,555         4,742
California Public Works Board (State Archives)                          5.375%    12/1/10                    6,635         6,850
California Public Works Board (State Archives)                          5.375%    12/1/12                    7,895         8,023
California Public Works Board (Univ. of California)                      6.10%    12/1/05   (2)              6,515         7,100
California Public Works Board (Univ. of California)                      6.20%    12/1/06   (2)              3,320         3,633
California Public Works Board (Various Univ. Projects)                  5.375%    12/1/09   (2)              8,900         8,882
Clovis CA Unified School Dist. GO                                        0.00%     8/1/00                    7,000         6,266
Clovis CA Unified School Dist. GO                                        0.00%     8/1/01                   11,180         9,577
Contra Costa CA COP                                                      5.50%    11/1/11   (1)              5,660         5,892





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Fresno CA Sewer Rev.                                                     6.25%     9/1/14   (2)          $  12,000     $  13,604
Irvine CA Unified School Dist. GO                                        5.50%    11/1/13   (2)              4,565         4,736
Long Beach CA Financing Auth. Rev.                                       6.00%    11/1/07   (2)              3,070         3,424
Long Beach CA Harbor Rev.                                                7.10%    5/15/99                    2,900         3,038
Los Angeles CA COP                                                       7.50%     6/1/98   (Prere.)         3,950         4,110
Los Angeles CA COP                                                       7.60%     6/1/98   (Prere.)         3,995         4,159
Los Angeles County CA Transp. Auth. Sales Tax Rev.                       8.00%     7/1/01   (2)              6,365         7,188
Los Angeles County CA Transp. Auth. Sales Tax Rev.                       8.00%     7/1/02   (2)              3,915         4,528
Los Angeles County CA Transp. Comm. Sales Tax Rev.                       6.50%     7/1/10                   51,070        58,919
Los Angeles CA Unified School Dist. TRAN                                 4.50%    10/1/98                   14,500        14,594
Metro. Water Dist. of Southern California                                7.75%     7/1/01   (Prere.)         9,380        10,689
Northern California Power Agency (Hydroelectric Project)                 6.10%     7/1/05   (1)              5,575         6,167
Northern California Power Agency (Hydroelectric Project)                 6.20%     7/1/06   (1)              5,940         6,667
Northern California Power Agency (Hydroelectric Project)                 6.25%     7/1/07   (1)              6,685         7,565
Oakland CA Redev. Agency (Central Dist. Project)                         5.75%     2/1/04   (2)              1,535         1,649
Oakland CA Redev. Agency (Central Dist. Project)                         5.90%     2/1/05   (2)              4,870         5,303
Oakland CA Redev. Agency (Central Dist. Project)                         6.00%     2/1/07   (2)              3,360         3,724
San Bernardino CA Medical Center COP                                     5.50%     8/1/04   (1)              7,150         7,592
San Bernardino CA Medical Center COP                                     5.50%     8/1/05   (1)             10,000        10,641
San Bernardino CA Medical Center COP                                     5.50%     8/1/06   (1)              8,500         9,071
San Bernardino CA Medical Center COP                                     5.75%     8/1/06   (1)              3,300         3,590
San Bernardino CA Medical Center COP                                     5.75%     8/1/07   (1)              3,420         3,740
San Bernardino CA Medical Center COP                                     6.75%     8/1/10                   11,385        12,631
San Bernardino CA Medical Center COP                                     7.00%     8/1/08   (1)              9,045        10,835
San Bernardino CA Medical Center COP                                     7.00%     8/1/09   (1)              9,705        11,682
San Bernardino CA Medical Center COP                                     7.00%     8/1/10   (1)             10,525        12,702
San Diego CA Local Govt. COP TRAN                                        4.50%    10/1/98                   20,000        20,124
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                5.00%     4/1/07   (3)             12,730        13,145
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                7.00%     4/1/01   (Prere.)         3,220         3,576
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                7.00%     4/1/06                    1,780         2,032
San Diego County CA Water Rev. COP                                       5.40%     5/1/03                    5,000         5,272
San Diego County CA Water Rev. COP                                       5.50%     5/1/04                    5,000         5,314
San Diego County CA Water Rev. COP                                       5.50%     5/1/05                    4,245         4,527
San Joaquin Hills CA Toll Rev.                                           0.00%    1/15/04                   25,000        19,002
San Joaquin Hills CA Toll Rev.                                           0.00%    1/15/05                   25,000        18,053
San Joaquin Hills CA Toll Rev.                                           0.00%    1/15/06                   16,000        10,955
Santa Margarita/Dana Point CA Water Dist. Rev.                           5.50%     8/1/11   (2)              4,785         4,978
Santa Margarita/Dana Point CA Water Dist. Rev.                           5.50%     8/1/12   (2)              3,315         3,428
South Orange County CA Public Finance Auth.                              7.00%     9/1/06   (1)                500           588
Southern California Public Power Auth.                                   6.75%     7/1/99                    6,190         6,471
Southern California Rapid Transit Dist. Rev.                             5.70%     9/1/04   (2)             14,040        15,123
Univ. of California Rev. (Multi Purpose Project)                        10.00%     9/1/03   (2)              3,790         4,869
                                                                                                                     -----------
                                                                                                                         652,622
                                                                                                                     -----------
COLORADO (0.8%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)       8.50%    5/15/04   (1)             17,500        21,449
Denver CO City & County School Dist.                                     6.95%   12/15/99   (3)(Prere.)      4,390         4,696
Denver CO City & County School Dist.                                     6.95%   12/15/00   (3)              4,860         5,191
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/11   (1)              8,000         3,959
E-470 Public Highway Auth. CO Rev.                                       4.80%     9/1/09   (1)              6,095         6,071
E-470 Public Highway Auth. CO Rev.                                       4.90%     9/1/10   (1)              5,000         4,979
E-470 Public Highway Auth. CO Rev.                                       5.00%     9/1/11   (1)              7,250         7,242
                                                                                                                     -----------
                                                                                                                          53,587
                                                                                                                     -----------
CONNECTICUT (2.5%)
Connecticut GO                                                           5.30%   11/15/06                   16,940        17,775
Connecticut GO                                                           5.40%   11/15/07                   24,010        25,206
Connecticut GO                                                           5.50%    12/1/07                    8,950         9,579
Connecticut GO                                                           6.00%    5/15/03                    5,000         5,402
Connecticut GO                                                           6.00%    10/1/04                    5,660         6,177
Connecticut GO                                                           6.00%    11/1/04                   10,000        10,924
Connecticut GO                                                           7.00%    3/15/03                    5,000         5,628





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Connecticut Resource Recovery Auth. (Bridgeport Resco)                   8.40%     1/1/99                 $  4,950     $   5,042
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)        5.125%     9/1/05                   11,575        12,024
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         5.25%     9/1/06                   42,550        44,406
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)        7.125%     6/1/10                   12,000        14,498
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         7.75%     6/1/00                   11,300        12,304
South Central CT Regional Water Auth. Water System Rev.                  5.75%     8/1/06                    3,000         3,219
                                                                                                                     -----------
                                                                                                                         172,184
                                                                                                                     -----------
DELAWARE (0.3%)
Delaware Transp. Auth. Rev.                                             5.625%     7/1/06   (1)             11,420        12,085
Delaware Transp. Auth. Rev.                                              5.80%     7/1/08                    7,545         8,005
                                                                                                                     -----------
                                                                                                                          20,090
                                                                                                                     -----------
DISTRICT OF COLUMBIA (2.3%)
District of Columbia GO                                                  5.50%     6/1/98                   20,000        20,163
District of Columbia GO                                                  5.50%     6/1/06   (4)              6,205         6,539
District of Columbia GO                                                  5.75%     6/1/07   (2)              5,050         5,355
District of Columbia GO                                                  5.80%     6/1/04   (3)             13,000        13,877
District of Columbia GO                                                  6.00%     6/1/08   (1)              8,890         9,605
District of Columbia GO                                                  6.10%     6/1/11   (1)              7,000         7,483
District of Columbia GO                                                  6.30%     6/1/05   (1)              5,000         5,411
District of Columbia GO                                                  6.30%     6/1/08   (1)             15,000        16,344
District of Columbia GO                                                  7.50%     6/1/99   (2)(Prere.)     17,875        19,161
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/07   (1)              2,985         3,264
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/08   (1)              3,160         3,473
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/10   (1)              2,555         2,794
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/12   (1)              2,995         3,253
District of Columbia TRAN VRDO                                           3.70%    11/5/97   LOC             42,000        42,000
                                                                                                                     -----------
                                                                                                                         158,722
                                                                                                                     -----------
FLORIDA (4.4%)
Alachua County FL Health Fac. Auth. VRDO (Shands Teaching Hosp.)         3.65%    11/5/97   (1)             12,200        12,200
Broward County FL School Board COP                                       5.75%     7/1/03   (2)              9,000         9,635
Broward County FL School Board COP                                       5.75%     7/1/04   (2)              9,515        10,233
Broward County FL School Board COP                                       5.75%     7/1/05   (2)              5,445         5,882
Broward County FL School Dist. GO                                        5.30%    2/15/04                    1,295         1,357
Broward County FL School Dist. GO                                        5.40%    2/15/05                    5,000         5,280
Broward County FL School Dist. GO                                        5.50%    2/15/06                   10,080        10,674
Dade County FL Sales Tax Rev.                                            6.00%    10/1/02   (2)              5,000         5,391
Dade County FL School Dist. GO                                           6.25%    2/15/04   (1)              5,520         6,069
Dade County FL School Dist. GO                                           7.00%     8/1/99   (3)              8,300         8,731
Dade County FL Water & Sewer Rev. VRDO                                   3.60%    11/5/97   (3)             31,668        31,668
Florida Board of Educ. (Capital Outlay Rev.)                             0.00%     6/1/00   (Prere.)        15,000         4,714
Florida Board of Educ. (Capital Outlay Rev.)                             4.90%     6/1/08                    6,905         6,995
Florida Board of Educ. (Capital Outlay Rev.)                             5.00%     6/1/09                    3,620         3,673
Florida Board of Educ. (Capital Outlay Rev.)                             5.25%     6/1/05   ++               4,815         5,051
Florida Board of Educ. (Capital Outlay Rev.)                             5.50%     6/1/04   ++               5,095         5,409
Florida Board of Educ. (Capital Outlay Rev.)                             6.50%     6/1/05                    5,000         5,647
Florida Dept. of General Services                                       5.125%     7/1/09   (2)              5,325         5,472
Florida Dept. of General Services                                       5.625%     7/1/08   (2)              5,000         5,344
Florida Dept. of General Services                                        6.00%     7/1/06   (2)             18,560        20,510
Florida School Board Assn. Rev. (Orange County)                          6.90%     7/1/99   (2)             12,450        13,046
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.65%    11/6/97   (3)             14,725        14,725
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co.)                 4.00%    11/4/97                    3,300         3,300
Hillsborough County FL School Dist. GO                                   7.10%    8/15/03                   23,665        25,992
Lakeland FL Electric & Water Rev.                                        6.25%    10/1/03   (3)              6,465         7,117
Lakeland FL Electric & Water Rev.                                        6.50%    10/1/06   (3)              5,300         6,063
Lee County FL School Board                                               6.00%     8/1/05   (4)              4,175         4,581
Palm Beach County FL School Board                                        6.00%     8/1/05   (2)              6,115         6,722
Palm Beach County FL School Board                                        6.00%     8/1/06   (2)              6,480         7,166
Palm Beach County FL Solid Waste Auth. Rev.                              5.25%    10/1/03   (2)              9,000         9,442
Palm Beach County FL Solid Waste Auth. Rev.                              5.50%    10/1/06   (2)             13,910        14,901
Reedy Creek FL Util. Rev.                                                5.50%    10/1/08   (2)             10,570        11,323
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)                 4.00%    11/4/97                      200           200
                                                                                                                     -----------
                                                                                                                         294,513
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA (3.3%)
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.60%    11/5/97   (3)           $  6,400     $   6,400
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.60%    11/5/97   (3)              4,100         4,100
DeKalb County GA GO                                                      5.60%     1/1/05                    3,040         3,220
Fulton County GA School Dist. GO                                        6.375%     5/1/10                   15,000        17,141
Georgia GO                                                               6.00%     7/1/04                    5,000         5,467
Georgia GO                                                               6.30%     4/1/02                    3,820         4,145
Georgia GO                                                               6.30%     3/1/07                   15,000        16,989
Georgia GO                                                               6.50%     7/1/05                    5,000         5,663
Georgia GO                                                               6.50%     8/1/01                    3,230         3,500
Georgia GO                                                               6.50%    12/1/03                    5,000         5,592
Georgia GO                                                               6.75%     9/1/10                    8,000         9,473
Georgia GO                                                               6.80%     8/1/02                    8,000         8,898
Georgia GO                                                               7.00%    11/1/04                    5,000         5,786
Georgia GO                                                               7.00%    11/1/05                   15,670        18,346
Georgia GO                                                               7.00%    11/1/06                   16,780        19,857
Georgia GO                                                               7.00%    11/1/07                   17,960        21,464
Georgia GO                                                               7.10%     9/1/09                    3,400         4,127
Georgia GO                                                               7.25%     9/1/05                    3,630         4,295
Georgia GO                                                               7.25%     9/1/06                    7,860         9,411
Georgia GO                                                               7.40%     8/1/07                   11,200        13,666
Monroe County GA Dev. Auth. (Oglethorpe Power Corp.)                     6.65%     1/1/08                    9,220        10,579
Muni. Electric Auth. of Georgia                                          6.30%     1/1/05                   12,775        14,145
Muni. Electric Auth. of Georgia                                          8.10%     1/1/03                    2,320         2,383
Muni. Electric Auth. of Georgia VRDO (Sublien Bonds Project)             3.65%    11/5/97   LOC             11,950        11,950
                                                                                                                     -----------
                                                                                                                         226,597
                                                                                                                     -----------
HAWAII (2.3%)
Hawaii Airport System Rev.                                               5.40%     7/1/02   (1)              7,855         8,203
Hawaii Airport System Rev.                                               5.85%     7/1/02   (1)              7,830         8,334
Hawaii Airport System Rev.                                               5.95%     7/1/03   (1)              2,590         2,788
Hawaii Airport System Rev.                                               6.05%     7/1/04   (1)              3,145         3,421
Hawaii Airport System Rev.                                               6.15%     7/1/05   (1)             10,735        11,722
Hawaii Airport System Rev.                                               6.25%     7/1/06                    5,000         5,484
Hawaii GO                                                                5.00%    11/1/97                    4,000         4,000
Hawaii GO                                                                5.00%     2/1/04                   10,000        10,253
Hawaii GO                                                                5.00%     2/1/05                    6,650         6,808
Hawaii GO                                                               5.125%     2/1/06                   11,605        11,933
Hawaii GO                                                                5.50%     7/1/01                    6,500         6,777
Hawaii GO                                                                6.40%     3/1/07                    5,555         6,297
Honolulu HI City & County GO                                             5.50%    11/1/08   (3)++            7,130         7,571
Honolulu HI City & County GO                                             5.75%     1/1/06                    8,825         9,472
Honolulu HI City & County GO                                             6.00%     1/1/08                    5,000         5,491
Honolulu HI City & County GO                                             6.30%     3/1/10                    4,830         5,218
Honolulu HI City & County GO                                             8.00%    10/1/09                   30,560        38,969
                                                                                                                     -----------
                                                                                                                         152,741
                                                                                                                     -----------
ILLINOIS (5.2%)
Chicago IL Metro. Sanitation Dist.                                       8.75%     1/1/00   (Prere.)         2,980         3,266
Chicago IL Metro. Water Reclamation Dist.                                5.85%    12/1/03                    6,355         6,838
Chicago IL Metro. Water Reclamation Dist.                                5.90%    12/1/06                    4,450         4,865
Chicago IL Metro. Water Reclamation Dist.                                5.95%    12/1/07                    7,200         7,922
Chicago IL Metro. Water Reclamation Dist.                                6.00%    12/1/08                    9,900        10,956
Chicago IL Metro. Water Reclamation Dist.                                6.05%    12/1/09                    3,000         3,332
Chicago IL Metro. Water Reclamation Dist.                                6.10%    12/1/06                    5,300         5,820
Chicago IL Metro. Water Reclamation Dist.                                6.25%    12/1/08                   15,000        16,740
Chicago IL Public Building Comm. Rev.                                    7.50%     1/1/02   (1)              2,500         2,565
Chicago IL Public Building Comm. Rev.                                    7.60%     1/1/03   (1)              2,500         2,565
Chicago IL Public Building Comm. Rev.                                    7.70%     1/1/08   (1)(ETM)         4,000         4,105
Chicago IL School Finance Auth.                                          4.40%     6/1/98   (1)              5,000         5,017
Chicago IL School Finance Auth.                                          5.00%     6/1/03   (3)             25,190        25,830
Chicago IL School Finance Auth.                                          5.10%     6/1/04   (3)             26,155        26,920
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Chicago IL School Finance Auth.                                          5.20%     6/1/05   (3)           $  3,000      $  3,102
Chicago IL School Finance Auth.                                         5.375%     6/1/08   (3)              9,500         9,856
Chicago IL School Finance Auth.                                          6.00%     6/1/01   (3)              8,305         8,777
Chicago IL School Finance Auth.                                          6.10%     6/1/02   (3)             11,945        12,794
Chicago IL Water Rev.                                                    5.50%    11/1/03   (2)              5,000         5,277
Cook County IL GO                                                        5.75%   11/15/03   (3)              5,000         5,360
Cook County IL GO                                                        5.80%   11/15/04                   10,000        10,789
Cook County IL GO                                                        6.60%    11/1/03   (2)              4,785         5,289
Cook County IL GO                                                        6.75%    11/1/01   (2)              3,000         3,332
Illinois GO                                                              6.25%    10/1/05                    6,000         6,538
Illinois Health Fac. Auth. (Lutheran General Health Systems)             7.25%     4/1/99   (Prere.)         1,075         1,141
Illinois Health Fac. Auth. (Lutheran General Health Systems)             7.25%     4/1/00                    5,790         6,102
Illinois Health Fac. Auth.  VRDO (Univ. of Chicago Hosp. Project)        3.60%    11/5/97   (1)                700           700
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)            3.95%    11/5/97   LOC             33,455        33,455
Illinois Metro. Pier & Exposition Auth. Rev.                             6.50%     6/1/06   (2)             11,885        13,408
Illinois Metro. Pier & Exposition Auth. Rev.                             6.75%     6/1/10   (2)             25,000        29,151
Illinois Metro. Pier & Exposition Auth. Rev.                             7.25%    6/15/05   (2)             15,000        17,492
Illinois Regional Transp. Auth.                                          9.00%     6/1/05   (2)              5,220         6,664
Illinois Regional Transp. Auth.                                          9.00%     6/1/08   (2)              6,840         9,201
Illinois Regional Transp. Auth.                                          9.00%     6/1/09   (2)              4,255         5,792
Illinois Sales Tax Rev.                                                  6.50%    6/15/13                    5,000         5,783
Illinois Toll Highway Auth. VRDO                                         3.60%    11/5/97   (1) LOC         23,000        23,000
                                                                                                                     -----------
                                                                                                                         349,744
                                                                                                                     -----------
INDIANA (0.9%)
East Chicago IN School Building Corp.                                   11.75%     2/1/99   (Prere.)         4,825         5,314
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.55%    11/6/97                    5,100         5,100
Indiana Muni. Power Agency                                              5.875%     1/1/10   (1)              4,500         4,907
Indiana State Office Building Comm. Rev.                                 6.65%     7/1/01                    4,500         4,795
Indiana State Office Building Comm. Rev.                                 6.70%     7/1/02                    5,290         5,633
Indiana Univ. Student Fee Bonds                                          6.80%     8/1/04                   25,000        27,513
Indiana Univ. Student Fee Bonds                                          7.00%     8/1/06                    5,845         6,390
                                                                                                                     -----------
                                                                                                                          59,652
                                                                                                                     -----------
KENTUCKY (1.0%)
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)              6.625%    11/1/04   (3)             20,025        21,949
Kentucky Dev. Finance Auth. (Sisters of Charity)                         6.60%    11/1/06                    5,000         5,422
Kentucky Econ. Dev. Finance Auth. Rev. VRDO
   (Baptist Healthcare System Group)                                     3.60%    11/5/97   LOC              9,700         9,700
Kentucky Property & Buildings Comm. Rev.                                 5.25%    11/1/08                    2,500         2,587
Kentucky Property & Buildings Comm. Rev.                                 5.50%     9/1/03                    8,000         8,440
Kentucky Property & Buildings Comm. Rev.                                 5.60%     9/1/04                    3,000         3,187
Kentucky Property & Buildings Comm. Rev.                                 5.70%     9/1/05                    7,350         7,818
Kentucky Property & Buildings Comm. Rev.                                6.875%     8/1/06                   10,400        11,548
Kentucky Turnpike Auth. Resource Recovery Road Rev.                    13.125%     1/1/98   (Prere.)            30            30
                                                                                                                     -----------
                                                                                                                          70,681
                                                                                                                     -----------
LOUISIANA (1.9%)
Jefferson Parish LA Sales Tax Rev.                                       6.75%    12/1/06   (3)             11,000        12,187
Louisiana Gas & Fuel Tax Rev.                                            7.20%   11/15/99                    9,500        10,068
Louisiana Gas & Fuel Tax Rev.                                            7.25%   11/15/00                    5,250         5,640
Louisiana Gas & Fuel Tax Rev.                                            7.25%   11/15/04                   11,000        11,824
Louisiana GO                                                             5.50%    4/15/03   (3)              4,445         4,678
Louisiana GO                                                             6.00%    4/15/04   (3)              7,210         7,806
Louisiana GO                                                             6.25%    4/15/05   (3)              6,455         7,129
Louisiana GO                                                             6.75%    5/15/02   (1)              7,680         8,445
Louisiana GO                                                             7.00%     9/1/00   (Prere.)        11,540        12,641
Louisiana GO                                                             7.00%     8/1/04   (1)              5,810         6,643
Louisiana GO                                                             7.75%     8/1/06   (1)             10,970        13,362
Louisiana GO                                                             8.75%     9/1/00   (4)              8,830         9,902
Louisiana GO                                                             8.75%     9/1/01   (4)              9,445        10,750
New Orleans LA Public Improvement GO                                     7.70%    10/1/99                    2,395         2,501
New Orleans LA Public Improvement GO                                     7.75%    10/1/00                    5,510         5,757
                                                                                                                     -----------
                                                                                                                         129,333
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MAINE
Maine Muni. Bond Bank                                                    4.90%    11/1/02                 $  2,500      $  2,568
                                                                                                                     -----------
MARYLAND (0.1%)
Maryland GO                                                              5.00%   10/15/99                    8,520         8,701
                                                                                                                     -----------
MASSACHUSETTS (4.9%)
Boston MA Water & Sewer Comm.                                            5.75%    11/1/13                    6,325         6,757
Massachusetts Bay Transit Auth.                                          5.30%     3/1/04                   32,380        33,774
Massachusetts Bay Transit Auth.                                          7.25%     3/1/03   (3)             16,000        17,374
Massachusetts GO                                                         5.10%     2/1/05                   25,000        25,793
Massachusetts GO                                                         5.50%     2/1/11                   10,000        10,239
Massachusetts GO                                                         5.50%     7/1/13                    5,360         5,501
Massachusetts GO                                                         5.70%     2/1/08   (1)              6,805         7,264
Massachusetts GO                                                         6.25%     7/1/02                   10,000        10,812
Massachusetts GO                                                         6.50%     8/1/02   (Prere.)         3,840         4,269
Massachusetts GO                                                         6.90%     6/1/00   (2)              2,500         2,652
Massachusetts GO                                                         7.00%     6/1/99   (Prere.)         3,000         3,196
Massachusetts GO                                                         7.00%     6/1/02   (2)              5,000         5,327
Massachusetts GO                                                         7.50%     6/1/04                    3,975         4,639
Massachusetts Health & Education Auth. (Partner Healthcare System)       5.25%     7/1/03   (4)              4,055         4,218
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)              6.15%     7/1/02                    5,040         5,281
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)              6.30%     7/1/05                   21,500        23,147
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)            0.00%     8/1/04                   10,000         7,332
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)            7.10%     8/1/99                   12,420        13,016
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99                    1,410         1,432
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99   ETM              4,590         4,666
Massachusetts Turnpike Auth. Rev.                                        4.75%     1/1/04                    2,500         2,558
Massachusetts Water Resources Auth.                                      5.25%     3/1/07                    5,000         5,156
Massachusetts Water Resources Auth.                                      5.25%     3/1/09                    7,175         7,301
Massachusetts Water Resources Auth.                                      5.50%    11/1/07                   32,860        34,333
Massachusetts Water Resources Auth.                                      6.50%    7/15/10                   30,220        34,565
Massachusetts Water Resources Auth.                                      6.50%    7/15/19                   37,515        43,329
Massachusetts Water Resources Auth.                                      7.25%     4/1/01                    9,800        10,641
                                                                                                                     -----------
                                                                                                                         334,572
                                                                                                                     -----------
MICHIGAN (2.5%)
Detroit MI GO                                                            5.80%     5/1/02   (2)              8,970         9,493
Detroit MI GO                                                            5.90%     5/1/03   (2)              9,490        10,150
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/04   (2)              7,505         7,939
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/05   (2)             12,905        14,315
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/06   (2)             17,475        19,464
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/07   (2)             11,070        12,391
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/99   (3)              6,000         5,514
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/00   (3)              5,590         4,918
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/01   (3)              9,630         8,094
Michigan Public Power Agency                                             5.30%     1/1/05                   13,075        13,644
Michigan Public Power Agency                                            5.375%     1/1/06                   13,790        14,392
Michigan Public Power Agency                                             5.50%     1/1/07                   14,545        15,245
Michigan Public Power Agency                                             5.50%     1/1/08                    9,360         9,758
Michigan State Building Auth.                                            5.50%    10/1/07   (2)              7,500         7,989
Michigan State Building Auth.                                            6.00%    10/1/09   (2)              8,735         9,118
Michigan State Building Auth.                                            6.50%    10/1/03   (2)              3,000         3,277
Regents of Univ. of Michigan Hosp. Rev. VRDO                             4.25%    11/4/97                      800           800
                                                                                                                     -----------
                                                                                                                         166,501
                                                                                                                     -----------
MINNESOTA (0.1%)
Minnesota GO                                                            5.125%    11/1/09                    8,275         8,482
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI (0.3%)
Mississippi GO                                                           5.25%     5/1/08                 $  5,805      $  6,020
Mississippi GO                                                           6.50%     5/1/03                    4,285         4,745
Mississippi GO                                                           7.00%     5/1/05                    4,840         5,616
                                                                                                                     -----------
                                                                                                                          16,381
                                                                                                                     -----------
MISSOURI (0.1%)
St. Louis County MO Rockwood School Dist. GO                             8.50%     2/1/02                    5,940         6,898
                                                                                                                     -----------
NEBRASKA (0.4%)
Consumers Public Power Dist. NE Electric Rev.                            5.10%     1/1/03                   11,510        11,513
Nebraska Public Power Dist.                                              5.60%     7/1/03                   13,175        13,946
                                                                                                                     -----------
                                                                                                                          25,459
                                                                                                                     -----------
NEVADA (3.6%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.60%    11/5/97   (1)             24,400        24,400
Clark County NV GO                                                       5.50%     6/1/12   (3)              6,365         6,569
Clark County NV GO                                                       5.60%     6/1/13   (3)              7,175         7,431
Clark County NV GO                                                      5.625%     6/1/14   (3)              7,450         7,702
Clark County NV GO                                                       7.50%     6/1/06   (2)              3,575         4,300
Clark County NV GO                                                       7.50%     6/1/07   (2)              9,550        11,602
Clark County NV GO                                                       7.50%     6/1/09   (2)              6,825         8,441
Clark County NV GO                                                       8.00%     6/1/08   (2)              9,875        12,539
Clark County NV School Dist. GO                                         5.375%     5/1/06   (3)              3,740         3,901
Clark County NV School Dist. GO                                         5.375%     5/1/07   (3)              9,195         9,559
Clark County NV School Dist. GO                                         5.375%     5/1/08   (3)              9,170         9,484
Clark County NV School Dist. GO                                          5.50%    6/15/10   (3)             16,325        17,045
Clark County NV School Dist. GO                                          5.60%    6/15/09   (3)              9,640        10,158
Clark county NV School Dist. GO                                         5.625%    6/15/13   (3)             10,000        10,376
Clark County NV School Dist. GO                                          5.70%    6/15/09   (1)             10,825        11,459
Clark County NV School Dist. GO                                         5.875%    6/15/13   (1)              9,275         9,744
Clark County NV School Dist. GO                                         5.875%    6/15/14   (1)             14,485        15,162
Clark County NV School Dist. GO                                          5.90%    6/15/12   (3)             10,000        10,613
Clark County NV School Dist. GO                                          6.50%    6/15/06   (3)             13,865        15,711
Clark County NV School Dist. GO                                          7.25%    6/15/02   (1)              3,995         4,478
Clark County NV School Dist. GO                                          7.40%     3/1/00                   10,000        10,315
Clark County NV School Dist. GO                                          9.75%     6/1/00   (1)              4,580         5,197
Nevada GO                                                                6.00%     5/1/05                   10,450        11,084
Washoe County NV Hosp. Medical Center                                    6.00%     6/1/09   (2)              6,310         6,795
                                                                                                                     -----------
                                                                                                                         244,065
                                                                                                                     -----------
NEW JERSEY (5.6%)
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/99   (3)             12,545        11,583
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/00   (3)             18,500        16,308
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/02   (3)             18,545        14,815
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/03   (3)             18,545        14,062
Essex County NJ Solid Waste Util. Auth.                                  5.50%     4/1/11   (4)              3,000         3,116
New Jersey Econ. Dev. Auth.                                              5.70%     7/1/05   (1)              6,330         6,775
New Jersey Econ. Dev. Auth.                                              5.80%     7/1/07   (1)             17,800        19,233
New Jersey Econ. Dev. Auth.                                              5.80%     7/1/08   (1)              4,000         4,296
New Jersey Econ. Dev. Auth.                                             5.875%     7/1/11   (1)              6,000         6,391
New Jersey Econ. Dev. Auth.                                              7.00%     7/1/03   (1)             26,195        29,548
New Jersey Econ. Dev. Auth. VRDO (United Water)                          4.00%    11/4/97   (2)                300           300
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.00%     7/1/98                    2,820         2,852
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.20%     7/1/99                    3,080         3,160
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.40%     7/1/00                    3,295         3,432
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/06                    4,725         5,177
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/07                    3,500         3,817
New Jersey Transp. Trust Fund Auth.                                      5.30%   12/15/01                    5,000         5,220
New Jersey Transp. Trust Fund Auth.                                      5.50%    6/15/11   (1)              4,250         4,404
New Jersey Transp. Trust Fund Auth.                                      6.00%   12/15/04   (1)              4,000         4,375
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/08                   34,660        38,453





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/09                $  37,000     $  41,068
New Jersey Turnpike Auth.                                                4.75%     1/1/06   (ETM)           18,955        19,398
New Jersey Turnpike Auth.                                                5.60%     1/1/00   (2)              5,000         5,159
New Jersey Turnpike Auth.                                                5.90%     1/1/03   (2)              4,700         5,022
New Jersey Turnpike Auth.                                                5.90%     1/1/04   (2)             19,030        20,347
New Jersey Turnpike Auth.                                                6.00%     1/1/05   (2)             22,220        23,832
New Jersey Turnpike Auth.                                                6.50%     1/1/09   (2)             50,000        57,558
New Jersey Turnpike Auth. Rev. VRDO                                      3.25%    11/5/97   (3) LOC          2,100         2,100
Port Auth. of NY & NJ VRDO                                               4.00%    11/4/97                      100           100
Rutgers State Univ. NJ Rev.                                              6.40%     5/1/13                    4,675         5,364
                                                                                                                     -----------
                                                                                                                         377,265
                                                                                                                     -----------
NEW MEXICO
Hurley NM PCR VRDO
   (Kennecott Santa Fe Corp. Project-British Petroleum)                  4.20%    11/4/97                      300           300
                                                                                                                     -----------
NEW YORK (13.3%)
Metro. NY Transp. Auth.                                                  5.20%     7/1/05   (2)              5,760         5,985
Metro. NY Transp. Auth.                                                  5.40%     7/1/03                   10,560        10,966
Metro. NY Transp. Auth.                                                  5.50%     4/1/15   (1)              4,500         4,607
Metro. NY Transp. Auth.                                                 5.625%     7/1/05                   11,485        12,070
Metro. NY Transp. Auth.                                                  5.70%     7/1/17   (1)              9,000         9,324
Metro. NY Transp. Auth.                                                  5.75%     7/1/06                   12,320        13,033
Metro. NY Transp. Auth.                                                  6.10%     7/1/07   (1)              3,625         4,018
Metro. NY Transp. Auth.                                                  6.10%     7/1/08   (1)              7,200         7,999
Metro. NY Transp. Auth.                                                  7.50%     7/1/00   (Prere.)         4,350         4,807
New York City NY GO                                                      5.60%     8/1/05                   10,380        10,850
New York City NY GO                                                      5.70%     8/1/06                    6,110         6,414
New York City NY GO                                                      5.70%     8/1/07                    9,800        10,292
New York City NY GO                                                      5.75%    2/15/07                    8,950         9,395
New York City NY GO                                                     5.875%    8/15/12   (3)              7,000         7,427
New York City NY GO                                                      5.90%     8/1/10                    4,750         4,970
New York City NY GO                                                      6.00%    8/15/99                   13,070        13,493
New York City NY GO                                                      6.00%     8/1/11                    5,600         5,885
New York City NY GO                                                      6.00%     8/1/12                    4,000         4,187
New York City NY GO                                                      6.10%     8/1/02                    4,000         4,255
New York City NY GO                                                      6.15%    8/15/00                    3,170         3,325
New York City NY GO                                                      7.00%    8/15/99   (3)              5,550         5,832
New York City NY GO                                                      7.00%    8/15/99   (3)(ETM)         9,450         9,951
New York City NY GO                                                      7.00%     8/1/00                      340           347
New York City NY GO                                                      7.00%     2/1/02   (Prere.)         3,145         3,522
New York City NY GO                                                      7.00%     8/1/04                    5,000         5,624
New York City NY GO                                                      7.00%     8/1/05                    6,500         7,366
New York City NY GO                                                      7.00%     2/1/05                    1,855         2,028
New York City NY GO                                                      7.10%    8/15/07                   10,000        11,199
New York City NY GO                                                      8.00%    11/1/97   (2)(Prere.)      1,845         1,873
New York City NY GO                                                      8.00%     8/1/99                    4,560         4,855
New York City NY GO                                                      8.00%     8/1/99   (ETM)              615           657
New York City NY GO                                                      8.00%    11/1/00   (2)              2,175         2,252
New York City NY GO                                                      8.00%     8/1/01   (Prere.)         3,185         3,650
New York City NY GO                                                      8.00%    8/15/01   (Prere.)         3,090         3,545
New York City NY GO                                                      8.00%     4/1/06   (2)              5,955         7,280
New York City NY GO                                                     8.125%    11/1/97   (3)(Prere.)     11,155        11,322
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC              2,600         2,600
New York City NY GO VRDO                                                 3.90%    11/4/97   LOC              1,100         1,100
New York City NY GO VRDO                                                 4.00%    11/4/97   LOC                200           200
New York City NY GO VRDO                                                 4.05%    11/4/97   LOC                200           200
New York City NY IDA (USTA National Tennis Center Project)              6.375%   11/15/07   (4)              6,200         6,977
New York City NY IDA (USTA National Tennis Center Project)               6.40%   11/15/08   (4)              4,105         4,626
New York City NY IDA (USTA National Tennis Center Project)               6.50%   11/15/09   (4)              6,745         7,584
New York City NY IDA (USTA National Tennis Center Project)               6.50%   11/15/10   (4)              3,500         3,935





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
   Water &  Sewer System Rev.                                            5.30%    6/15/06                $  27,665     $  28,663
New York City NY Muni. Water Finance Auth.
   Water &  Sewer System Rev.                                            6.00%    6/15/10                    4,000         4,371
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/16                   16,000        16,309
New York State Dormitory Auth. Rev. (City Univ.)                         6.25%     7/1/03                    4,250         4,592
New York State Dormitory Auth. Rev. (City Univ.)                         6.35%     7/1/04                    2,500         2,730
New York State Dormitory Auth. Rev. (City Univ.)                         6.45%     7/1/05                    1,500         1,655
New York State Dormitory Auth. Rev. (City Univ.)                         7.00%     7/1/01                    8,090         8,854
New York State Dormitory Auth. Rev. (City Univ.)                         7.00%     7/1/01   (ETM)            1,910         2,095
New York State Dormitory Auth. Rev. VRDO (Cornell University)            4.00%    11/4/97                    2,900         2,900
New York State Dormitory Auth. Rev. VRDO
   (New York Foundling Charitable Corp.)                                 3.60%    11/5/97   LOC             21,600        21,600
New York State Dormitory Auth. Rev. (New York Univ.)                    6.375%     7/1/07   (3)             27,000        29,313
New York State Dormitory Auth. Rev. (State Univ.)                        5.80%    5/15/05                    5,400         5,766
New York State Dormitory Auth. Rev. (State Univ.)                        5.90%    5/15/06                    2,000         2,155
New York State Dormitory Auth. Rev. (State Univ.)                        6.00%     7/1/03   (2)              4,000         4,320
New York State Dormitory Auth. Rev. (State Univ.)                        6.00%     7/1/04   (2)              4,000         4,344
New York State Dormitory Auth. Rev. (State Univ.)                        6.10%    5/15/08                    2,000         2,220
New York State Dormitory Auth. Rev. (State Univ.)                        6.25%     7/1/04                    6,570         7,217
New York State Dormitory Auth. Rev. (State Univ.)                        7.00%    5/15/99   (Prere.)        14,105        15,009
New York State Dormitory Auth. Rev. (State Univ.)                        7.00%    5/15/01                    4,180         4,432
New York State Dormitory Auth. Rev. (State Univ.)                        7.10%    5/15/00                    6,050         6,458
New York State Dormitory Auth. Rev. (Univ. of Rochester)                 5.75%     7/1/14   (1)              9,725        10,059
New York State Environmental Fac. Corp. Pollution Control Rev.           5.50%    6/15/08                   13,185        14,002
New York State GO                                                        6.00%    10/1/03                    4,800         5,191
New York State GO                                                        6.00%    10/1/04                    9,195         9,995
New York State GO                                                        7.80%   11/15/99                    5,000         5,365
New York State Local Govt. Assistance Corp.                              5.00%     7/1/99                    9,500         9,662
New York State Local Govt. Assistance Corp.                             5.125%     7/1/07                    8,000         8,293
New York State Local Govt. Assistance Corp.                             5.125%     4/1/10                   24,000        24,299
New York State Local Govt. Assistance Corp.                              5.20%     7/1/07   (2)              4,500         4,675
New York State Local Govt. Assistance Corp.                              5.25%     7/1/01                    4,000         4,144
New York State Local Govt. Assistance Corp.                              5.50%     7/1/00                    5,000         5,180
New York State Local Govt. Assistance Corp.                              5.50%     7/1/01                    4,500         4,700
New York State Local Govt. Assistance Corp.                              5.50%     7/1/02                   10,000        10,511
New York State Local Govt. Assistance Corp.                              5.50%     7/1/03                   11,945        12,609
New York State Local Govt. Assistance Corp.                              5.50%     7/1/07                    5,000         5,328
New York State Local Govt. Assistance Corp.                              6.00%     7/1/04                    4,200         4,567
New York State Local Govt. Assistance Corp.                              6.00%     4/1/06                    5,000         5,451
New York State Local Govt. Assistance Corp.                              6.00%     7/1/06                   23,500        25,863
New York State Local Govt. Assistance Corp.                              6.00%     4/1/07                    3,000         3,284
New York State Local Govt. Assistance Corp.                              6.00%     7/1/07                   10,000        11,041
New York State Local Govt. Assistance Corp.                              6.00%     4/1/08                   13,140        14,438
New York State Local Govt. Assistance Corp.                              6.00%     7/1/08                   10,000        11,089
New York State Local Govt. Assistance Corp.                              6.25%     7/1/05                    5,000         5,551
New York State Local Govt. Assistance Corp.                             6.875%     4/1/19                   11,650        13,083
New York State Local Govt. Assistance Corp. VRDO                         3.65%    11/5/97   LOC              2,300         2,300
New York State Local Govt. Assistance Corp. VRDO                         3.60%    11/5/97   LOC             15,000        15,000
New York State Local Govt. Assistance Corp. VRDO                         3.65%    11/5/97   LOC              5,700         5,700
New York State Medical Care Fac. Finance Agency Rev.                    5.375%    2/15/14   (4)              4,460         4,457
New York State Medical Care Fac. Finance Agency Rev.                     6.00%    8/15/02   (1)              5,350         5,727
New York State Medical Care Fac. Finance Agency Rev.                    7.875%    8/15/00   (Prere.)         6,815         7,613
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.30%     4/1/08   (1)              7,740         8,030
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.40%     4/1/07   (1)              9,215         9,708
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.25%     4/1/06   (3)             10,000        11,111
New York State Thruway Auth. (Service Contract)                          5.75%     4/1/13   (1)             10,000        10,419
New York State Urban Dev. Corp. (Correctional Fac.)                      6.40%     1/1/04                    9,685        10,546
Onondaga County NY PCR (Anheuser-Busch Cos., Inc. Project)              6.625%     8/1/06                   10,000        11,320
Suffolk County NY Water Auth.                                            6.80%     6/1/12   (ETM)           10,660        12,383





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel NY Auth. Rev.                                 0.00%     1/1/03                $  19,185     $  15,183
Triborough Bridge & Tunnel NY Auth. Rev.                                 5.80%     1/1/06                    6,000         6,498
Triborough Bridge & Tunnel NY Auth. Rev.                                 6.00%     1/1/12                   12,000        13,207
Triborough Bridge & Tunnel NY Auth. Rev.                                 6.60%     1/1/10                   59,325        68,659
Triborough Bridge & Tunnel NY Auth. Rev. VRDO                            3.65%    11/5/97   (3)             18,900        18,900
                                                                                                                     -----------
                                                                                                                         901,971
                                                                                                                     -----------
NORTH CAROLINA (1.2%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.60%    11/5/97   (1)              5,555         5,555
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                              3.65%    11/5/97   LOC              5,300         5,300
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)                3.60%    11/6/97                    4,100         4,100
North Carolina Medical Care Hosp. Rev. VRDO (Duke Univ. Hosp.)           3.60%    11/6/97                    1,300         1,300
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/04   (2)              7,000         7,567
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/05   (2)             28,750        31,035
North Carolina Muni. Power Agency (Catawba Electric)                     7.00%     1/1/00   (Prere.)         6,040         6,523
North Carolina Muni. Power Agency (Catawba Electric)                     7.25%     1/1/07                    5,000         5,949
North Carolina Muni. Power Agency (Catawba Electric)                     7.25%     1/1/07   (1)              5,410         6,436
Wake County NC Industrial Fac. & Pollution Control Finance Auth. VRDO
   (Carolina Power & Light)                                              3.65%    11/5/97   LOC              8,100         8,100
                                                                                                                     -----------
                                                                                                                          81,865
                                                                                                                     -----------
OHIO (3.4%)
Butler County OH Transp. Improvement Dist. Rev.                          5.00%     4/1/06   (4)++            3,000         3,085
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                3.60%    11/5/97                    5,800         5,800
Cleveland OH GO                                                          5.50%     8/1/08   (1)              6,295         6,699
Cleveland OH School Dist.                                               8.125%    12/1/98   (ETM)            1,515         1,594
Cleveland OH School Dist.                                                9.00%    12/1/98   (Prere.)+        4,000         4,292
Cleveland OH Water Works                                                 6.00%     1/1/02   (1)             11,190        11,921
Cleveland OH Water Works                                                 6.00%     1/1/03   (1)              2,105         2,262
Cleveland OH Water Works                                                 6.00%     1/1/04   (1)              6,855         7,414
Cleveland OH Water Works                                                 6.00%     1/1/05   (1)              4,545         4,947
Cleveland OH Water Works                                                 6.00%     1/1/06   (1)              2,100         2,300
Cleveland OH Water Works                                                 6.25%     1/1/05   (2)              4,910         5,332
Columbus OH VRDO                                                         3.55%    11/6/97                      800           800
Columbus OH Sewer Rev. VRDO                                              3.60%    11/6/97                    4,200         4,200
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.70%    11/5/97   LOC              2,100         2,100
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                   3.65%    11/6/97   LOC              5,450         5,450
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                 3.50%    11/6/97   LOC              1,500         1,500
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.65%    11/5/97   (1)              5,500         5,500
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              5.625%     9/1/13   (1)              3,000         3,119
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co Project)  3.95%    11/4/97   LOC              1,800         1,800
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co. Project) 4.15%    11/4/97   LOC                600           600
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co. Project) 4.20%    11/4/97   LOC              2,700         2,700
Ohio Building Auth. (Adult Correctional Building)                        5.75%     4/1/08                    5,375         5,839
Ohio Building Auth. (Adult Correctional Building)                        5.75%     4/1/09   (2)              5,485         5,933
Ohio Building Auth. (Adult Correctional Building)                        5.90%    10/1/09   (1)              4,435         4,803
Ohio Building Auth. (Adult Correctional Building)                        6.00%    10/1/07   (2)              3,710         4,113
Ohio Building Auth. (Adult Correctional Building)                        6.50%    10/1/02   (1)              5,350         5,881
Ohio Building Auth. (Adult Correctional Building)                        6.50%    10/1/03   (1)              5,710         6,347
Ohio Building Auth. (Data Center)                                        5.70%    10/1/04                    2,895         3,103
Ohio Building Auth. (Data Center)                                        5.75%    10/1/05                    3,070         3,312
Ohio Building Auth. (Highway Safety Building)                           5.375%    10/1/09   (2)              4,605         4,819
Ohio Building Auth. (Highway Safety Building)                            5.75%    10/1/08   (2)              5,055         5,492
Ohio Building Auth. (Highway Safety Building)                            6.00%     4/1/07   (2)              4,640         5,124
Ohio Building Auth. (State Correctional Fac.)                            5.70%    10/1/03                    3,305         3,530
Ohio Building Auth. (State Correctional Fac.)                            5.70%    10/1/04                    2,725         2,921
Ohio Building Auth. (State Correctional Fac.)                            5.80%    10/1/06                    4,360         4,739
Ohio Building Auth. (State Correctional Fac.)                            5.90%    10/1/07                    2,500         2,748
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/02                    3,790         4,154
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/03                    5,500         6,029
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/04                    2,500         2,740





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Ohio Building Auth. (State Correctional Fac.)                            7.20%     8/1/00                $  10,000     $  10,730
Ohio Building Auth. (State Correctional Fac.)                            7.25%     8/1/01                    7,500         8,054
Ohio Building Auth. (State Correctional Fac.)                            7.30%     8/1/02                   10,000        10,747
Ohio Building Auth. (State Correctional Fac.)                            7.35%     8/1/03                    4,945         5,319
Ohio Higher Educ. Fac.                                                   5.90%    12/1/05                    8,175         8,711
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.50%    12/1/06                    5,465         5,737
Ohio Turnpike Comm. Rev.                                                 5.50%    2/15/10   (1)              4,435         4,640
Ohio Water Dev. Auth.                                                    5.00%    12/1/98                    2,275         2,304
Ohio Water Dev. Auth.                                                    6.00%    12/1/08   (2)              6,000         6,499
                                                                                                                     -----------
                                                                                                                         227,783
                                                                                                                     -----------
OKLAHOMA (1.9%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                                 3.75%    11/5/97                   11,400        11,400
Grand River Dam Auth. OK                                                 5.70%     6/1/05   (4)             20,000        21,500
Grand River Dam Auth. OK                                                 5.75%     6/1/06   (4)             19,350        20,955
Grand River Dam Auth. OK                                                5.875%     6/1/07   (1)             14,500        15,872
Grand River Dam Auth. OK                                                 6.25%     6/1/11   (2)              7,600         8,560
Grand River Dam Auth. OK                                                 8.00%     6/1/02                   21,000        24,134
Oklahoma Ind. Auth. (St. Anthony's Hosp.)                                7.50%    10/1/03   (1)              5,470         5,485
Tulsa County OK Ind. Auth. PUT (St. Francis Hosp.)                       5.15%   12/15/03                    8,715         8,954
Tulsa OK Metro. Util. Auth.                                              7.00%     2/1/03                    8,465         9,297
                                                                                                                     -----------
                                                                                                                         126,157
                                                                                                                     -----------
OREGON (0.5%)
Portland OR Sewer System Rev.                                            5.00%     6/1/10                   18,980        19,108
Portland OR Sewer System Rev.                                            5.00%     6/1/12   (3)             13,580        13,565
                                                                                                                     -----------
                                                                                                                          32,673
                                                                                                                     -----------
PENNSYLVANIA (7.8%)
Allegheny County PA GO                                                   7.45%    2/15/98                    2,000         2,021
Allegheny County PA GO                                                   7.60%    11/1/98   (Prere.)         2,000         2,072
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.65%    11/5/97   LOC              3,800         3,800
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp. Pittsburgh)                                         3.60%    11/6/97   (1)              4,800         4,800
Berks County PA GO                                                       7.25%   11/15/00   (3)(Prere.)     10,000        11,077
Delaware County PA Hosp. Rev. VRDO (Crozer-Chester Medical Center)       3.78%    11/5/97   LOC              2,900         2,900
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)          6.00%     1/1/09                    5,355         5,695
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)          6.10%     1/1/07                    7,955         8,549
Erie County PA Prison Auth. Commonwealth Lease Rev.                      6.75%    11/1/01   (1)(Prere.)      5,295         5,792
Northumberland County PA Commonwealth Lease Rev.                         6.70%   10/15/01   (1)(Prere.)      7,005         7,642
Northumberland County PA Commonwealth Lease Rev.                         7.75%   10/15/01   (1)(Prere.)      6,000         6,773
Pennsylvania Convention Center Auth.                                     6.25%     9/1/04                   15,200        16,251
Pennsylvania Convention Center Auth.                                     6.70%     9/1/14   (1)              4,000         4,511
Pennsylvania COP                                                         4.80%     7/1/01   (2)             20,000        20,362
Pennsylvania COP                                                         4.90%     7/1/02   (2)             13,665        13,973
Pennsylvania COP                                                         5.00%     7/1/03   (2)              4,555         4,674
Pennsylvania GO                                                          5.00%    4/15/05                   24,290        24,974
Pennsylvania GO                                                          5.00%    4/15/07                    7,950         8,143
Pennsylvania GO                                                          5.00%    4/15/08                    9,250         9,390
Pennsylvania GO                                                         5.125%    9/15/09   (2)             20,000        20,509
Pennsylvania GO                                                         5.375%    5/15/13   (3)              3,515         3,581
Pennsylvania GO                                                          5.90%   11/15/01                    1,500         1,595
Pennsylvania GO                                                          6.20%   11/15/04                   12,480        13,566
Pennsylvania GO                                                          6.50%    11/1/06                    4,260         4,675
Pennsylvania GO                                                          7.10%    11/1/08                    6,700         7,192
Pennsylvania GO                                                         10.00%    4/15/02   (2)             10,160        12,467
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/03   (1)              7,380         7,585
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/04   (1)              9,295         9,533
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/05   (1)              7,690         7,869
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/06   (1)              3,250         3,319
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania)        3.60%    11/5/97                    1,400         1,400
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. VRDO
   (Univ. of Pennsylvania Health Services)                               3.60%    11/5/97                  $   500      $    500
Pennsylvania IDA                                                         6.50%     7/1/98                    9,850        10,019
Pennsylvania IDA                                                         6.60%     1/1/99                    5,065         5,216
Pennsylvania IDA                                                         6.60%     7/1/99                   10,355        10,777
Pennsylvania IDA                                                         6.70%     1/1/00                    7,420         7,809
Pennsylvania IDA                                                         6.70%     7/1/00                    9,080         9,656
Pennsylvania IDA                                                         6.80%     1/1/01                    5,000         5,374
Pennsylvania IDA                                                         6.80%     7/1/01                    5,480         5,946
Pennsylvania Intergovernmental Cooperation Auth.                         5.45%    6/15/08   (3)             14,595        15,080
Pennsylvania Intergovernmental Cooperation Auth.                         5.75%    6/15/99   (3)             17,000        17,481
Pennsylvania Intergovernmental Cooperation Auth.                         6.00%    6/15/02   (3)             28,500        30,510
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)              5.75%    6/15/11   (3)              4,695         4,994
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)              6.00%    6/15/03   (3)              5,530         5,963
Philadelphia PA GO                                                       4.60%    5/15/99   (3)              4,345         4,385
Philadelphia PA GO                                                       6.00%   11/15/00   (3)             11,995        12,636
Philadelphia PA IDA VRDO (Franklin Institute)                            3.65%    11/6/97   LOC              6,650         6,650
Philadelphia PA Muni. Lease Rev.                                         6.00%    7/15/03                    5,065         5,205
Philadelphia PA School Dist. GO                                          0.00%     7/1/00   (2)             15,500        13,874
Philadelphia PA School Dist. GO                                         5.375%     7/1/05   (1)              7,500         7,867
Philadelphia PA School Dist. GO                                          6.25%     9/1/05   (2)              5,000         5,534
Philadelphia PA School Dist. GO                                          6.25%     9/1/06   (2)              2,000         2,226
Philadelphia PA School Dist. GO                                          6.25%     9/1/08   (2)              4,000         4,482
Philadelphia PA School Dist. GO                                          6.25%     9/1/09   (2)              2,080         2,332
Philadelphia PA School Dist. GO                                          6.70%     7/1/99   (2)              9,000         9,389
Philadelphia PA Water & Waste Water Rev.                                 4.75%    6/15/98                   11,540        11,598
Philadelphia PA Water & Waste Water Rev.                                 5.50%    6/15/06   (1)             12,750        13,531
Philadelphia PA Water & Waste Water Rev.                                 6.25%     8/1/07   (1)              5,000         5,604
Philadelphia PA Water & Waste Water Rev.                                6.875%    10/1/06   (1)             15,455        16,502
Pittsburgh PA Water & Sewer Auth. Rev.                                   5.60%     9/1/18   (3)              6,000         6,101
Pittsburgh PA GO                                                         5.00%     3/1/03   (1)              5,000         5,139
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.65%    11/5/97   (2)              2,200         2,200
Schuylkill PA Redev. Auth.                                               6.95%     6/1/01   (3)(Prere.)      3,995         4,400
                                                                                                                     -----------
                                                                                                                         525,670
                                                                                                                     -----------
PUERTO RICO (0.7%)
Puerto Rico Govt. Dev. Bank VRDO                                         3.35%    11/5/97   LOC                400           400
Puerto Rico Electric Power Auth. Rev.                                    6.50%     7/1/05   (1)             20,525        23,231
Puerto Rico GO                                                           5.00%     7/1/98                   15,000        15,118
Puerto Rico Telephone Auth. Rev.                                         5.40%     1/1/08                    9,550         9,907
                                                                                                                     -----------
                                                                                                                          48,656
                                                                                                                     -----------
RHODE ISLAND (0.6%)
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/05   (1)              4,000         4,372
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/06   (1)              5,000         5,495
Rhode Island Depositors Econ. Protection Corp.                           6.55%     8/1/10   (1)             26,850        31,111
                                                                                                                     -----------
                                                                                                                          40,978
                                                                                                                     -----------
SOUTH CAROLINA (0.2%)
Piedmont SC Muni. Power Agency Rev.                                      5.40%     1/1/07   (1)              1,800         1,889
Piedmont SC Muni. Power Agency Rev.                                      5.40%     1/1/07   (1)(ETM)         1,400         1,490
Piedmont SC Muni. Power Agency Rev. VRDO                                 3.55%    11/5/97   (1)              5,400         5,400
Piedmont SC Muni. Power Agency Rev. VRDO                                 3.65%    11/5/97   (1)              5,900         5,900
                                                                                                                     -----------
                                                                                                                          14,679
                                                                                                                     -----------
SOUTH DAKOTA (0.1%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)             7.50%     7/1/04   (1)              5,845         6,249
                                                                                                                     -----------
TENNESSEE (0.2%)
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                        3.65%    11/5/97   (3)LOC           6,800         6,800
Shelby County TN (Methodist Health Systems)                              6.25%     8/1/06                    4,915         5,493
                                                                                                                     -----------
                                                                                                                          12,293
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
TEXAS (8.8%)
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/04   (2)           $  5,715     $   5,993
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/05   (2)              5,590         5,843
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/06   (2)              6,985         7,284
Austin TX Combined Util. System Rev.                                     5.20%   11/15/03   (1)              3,360         3,501
Austin TX Combined Util. System Rev.                                     5.30%    5/15/04   (1)              5,770         6,029
Austin TX Combined Util. System Rev.                                     5.75%   11/15/03   (4)++            7,500         7,938
Austin TX Combined Util. System Rev.                                     5.80%   11/15/06   (1)              5,255         5,709
Austin TX Combined Util. System Rev.                                     6.00%   11/15/06   (1)             23,265        25,615
Austin TX Combined Util. System Rev.                                     7.25%   11/15/03                    5,605         5,899
Austin TX Combined Util. System Rev.                                     7.25%   11/15/03   (ETM)              395           454
Austin TX Independent School Dist.                                       5.75%     8/1/12                    5,000         5,281
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)             7.625%     9/1/03                    8,340         8,738
Birdville TX Independent School Dist.                                    5.75%    2/15/03                    4,990         5,312
Corpus Christi TX GO                                                     7.50%    11/1/97   (2)(Prere.)      1,155         1,155
Corpus Christi TX GO                                                     7.50%    11/1/98   (2)              1,865         1,871
Dallas/Fort Worth TX Regional Airport Joint Rev.                         8.75%    11/1/03                    4,890         4,890
Dallas TX Independent School Dist.                                       5.30%    8/15/08                    7,510         7,776
Dallas TX Independent School Dist.                                       5.40%    8/15/09                   10,440        10,805
Dallas TX Independent School Dist.                                       5.50%    8/15/10                   24,210        25,092
Dallas TX Independent School Dist.                                       5.60%    8/15/03   (Prere.)         2,220         2,362
Dallas TX Independent School Dist.                                       5.60%    8/15/04                    5,780         6,109
Dallas TX Independent School Dist.                                       5.70%    8/15/03   (Prere.)         1,230         1,314
Dallas TX Independent School Dist.                                       5.70%    8/15/06                    3,520         3,716
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Project)              4.15%    11/4/97                    2,500         2,500
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 6.00%     6/1/08                    6,080         6,658
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 6.00%     6/1/10   (1)              1,500         1,652
Harris County TX Toll Road                                               6.30%    8/15/02   (3)(Prere.)      4,470         4,934
Harris County TX Toll Road                                               6.30%    8/15/04   (3)                840           920
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                   14,285        14,285
Houston TX GO                                                            5.00%     3/1/04                    6,265         6,412
Houston TX GO                                                            5.10%     3/1/06                   12,200        12,473
Houston TX GO                                                            5.80%     3/1/02                    5,080         5,384
Houston TX GO                                                            7.00%     3/1/08                   48,405        57,431
Houston TX GO                                                            7.30%     3/1/98   (3)(Prere.)      3,000         3,035
Houston TX Hotel Occupancy Tax Rev.                                      5.25%     7/1/07   (4)              6,585         6,835
Houston TX Housing Finance Corp. TOB VRDO                                3.80%    11/6/97   (4)              9,000         9,000
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/00   (2)              6,130         5,384
Houston TX Water & Sewer System Rev.                                     5.75%    12/1/15   (1)              3,315         3,414
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/01   (2)              3,220         3,554
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/02   (2)              4,125         4,628
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/03   (2)              3,100         3,526
North Texas Health Fac. Dev.                                             5.75%    2/15/10   (1)              4,115         4,431
San Antonio TX Electric & Gas System Rev.                                5.50%     2/1/02                    1,845         1,950
San Antonio TX Electric & Gas System Rev.                                5.50%     2/1/04                    2,700         2,825
San Antonio TX Electric & Gas System Rev.                                5.80%     2/1/06                    8,000         8,641
Southwest Higher Educ. Auth. of TX VRDO  (Southern Methodist Univ.)      4.20%    11/4/97   LOC              1,400         1,400
Tarrant County TX Health Resources                                       5.75%    2/15/13   (1)              7,670         8,099
Tarrant County TX Water Control & Improvement Dist.                      4.50%     3/1/11   (3)              5,000         4,684
Texas GO                                                                 6.00%    10/1/06                    6,000         6,636
Texas GO                                                                 8.00%    10/1/07                   50,000        63,321
Texas Muni. Power Agency Rev.                                            6.10%     9/1/07   (1)             12,500        13,927
Texas Muni. Power Agency Rev.                                            6.10%     9/1/08   (1)             27,840        31,192
Texas Muni. Power Agency Rev.                                            6.10%     9/1/09   (1)              5,000         5,596
Texas Public Fin. Auth. Building Rev.                                    5.75%    10/1/09                    5,000         5,301
Texas Public Fin. Auth. Building Rev.                                    5.75%    10/1/10                    8,625         9,086
Texas Public Fin. Auth. Building Rev.                                    6.60%     2/1/00   (1)              5,000         5,268
Texas Public Fin. Auth. Building Rev.                                    6.75%     2/1/02   (1)              5,000         5,372
Texas Public Fin. Auth. Building Rev.                                    6.80%     2/1/03   (1)              5,000         5,362
Texas TRAN                                                               4.75%    8/31/98                   74,000        74,574
Texas Water Resource Finance Auth.                                       7.50%    8/15/01                    3,860         4,069





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Univ. of Texas Permanent Univ. Fund                                      6.40%     7/1/02                 $  5,000     $   5,459
Univ. of Texas Rev.                                                      7.00%    8/15/07                   14,050        15,507
                                                                                                                     -----------
                                                                                                                         593,411
                                                                                                                     -----------
UTAH (0.2%)
Emery County UT PCR VRDO (PacifiCorp Project)                            4.25%    11/4/97   (2)              1,200         1,200
Jordan UT School Dist.                                                   5.75%    6/15/05                    4,235         4,582
Salt Lake County UT Building Rev.                                        5.90%    10/1/06   (1)              4,000         4,329
                                                                                                                     -----------
                                                                                                                          10,111
                                                                                                                     -----------
VIRGINIA (0.5%)
Chesapeake Bay Bridge & Tunnel VA                                        5.40%     7/1/05   (3)              6,090         6,430
Fairfax County VA GO                                                     7.25%     6/1/00                    5,805         6,269
Fairfax County VA IDA Hosp. Rev. VRDO
   (Inova Health System Hosp. Project)                                   3.60%    11/5/97   LOC                400           400
Virginia Public School Auth.                                             5.00%     8/1/05   ++               4,360         4,492
Virginia Public School Auth.                                             5.00%     8/1/11   ++               3,380         3,376
Virginia Public School Auth.                                             5.25%     8/1/08   ++               4,540         4,733
Virginia Public School Auth.                                             5.40%     6/1/09                    5,750         6,005
                                                                                                                     -----------
                                                                                                                          31,705
                                                                                                                     -----------
WASHINGTON (3.7%)
King County WA GO                                                        6.00%    12/1/04   (3)              5,000         5,375
King County WA GO                                                        6.10%    12/1/05                    5,000         5,397
King County WA School Dist.                                              5.50%     1/1/12   (2)              5,635         5,735
Port of Seattle WA GO                                                    5.50%    10/1/17   (3)              5,290         5,390
Seattle WA GO                                                            5.60%    1/15/09                    5,020         5,282
Seattle WA Power and Light                                               5.10%     5/1/05                   10,575        10,914
Seattle WA Water System Rev.                                             5.00%    12/1/03                    2,000         2,061
Seattle WA Water System Rev.                                             5.10%    12/1/04                    4,000         4,139
Seattle WA Water System Rev.                                             5.20%    12/1/05                    2,320         2,410
Tacoma WA Electric System Rev.                                           5.50%     1/1/12   (2)              5,500         5,583
Tacoma WA Electric System Rev.                                           5.70%     1/1/03   (2)              6,845         7,255
Washington GO                                                            5.50%     7/1/02                    5,000         5,262
Washington GO                                                            5.60%     9/1/04                    5,000         5,335
Washington GO                                                            5.75%     9/1/07                   19,950        21,796
Washington GO                                                            5.75%     9/1/08                    4,000         4,346
Washington GO                                                            5.75%     5/1/09                    5,000         5,274
Washington GO                                                            6.00%     7/1/03                    5,200         5,626
Washington GO                                                            6.00%     7/1/04                    3,115         3,391
Washington GO                                                            6.10%     6/1/06                    9,495        10,516
Washington GO                                                           6.125%     6/1/07                   10,110        11,318
Washington GO                                                            6.20%     6/1/08                   10,765        12,080
Washington GO                                                            6.25%     6/1/09                   11,465        12,928
Washington GO                                                            6.25%     9/1/09                   21,550        22,870
Washington GO                                                            6.25%     6/1/10                    7,450         8,401
Washington GO                                                            6.25%     2/1/11                    6,680         7,509
Washington GO                                                            7.00%    10/1/98                    3,900         4,012
Washington GO                                                            7.10%     9/1/99                    7,500         7,690
Washington GO                                                            7.20%     9/1/98   (Prere.)         2,365         2,428
Washington GO VRDO                                                       3.55%    11/5/97                   14,200        14,200
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/02   (2)              5,105         5,469
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/03   (2)              5,270         5,685
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/04   (2)              5,515         5,978
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/05   (2)              4,830         5,258
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/06   (2)              6,055         6,623
                                                                                                                     -----------
                                                                                                                         253,536
                                                                                                                     -----------
WEST VIRGINIA (0.1%)
West Virginia School Building Auth. Rev.                                 5.30%     7/1/09   (2)              8,000         8,303
                                                                                                                     -----------
WISCONSIN (1.2%)
Wisconsin GO                                                             4.25%    11/1/99                    4,000         4,024
Wisconsin GO                                                             6.20%     5/1/06                   20,990        23,378





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin GO                                                             6.25%     5/1/07   +            $  22,970    $   25,823
Wisconsin GO                                                             6.25%     5/1/08                   24,365        27,488
                                                                                                                     -----------
                                                                                                                          80,713
                                                                                                                     -----------
WYOMING (0.1%)
Kemmerer WY VRDO (Exxon Project)                                         4.15%    11/4/97                    1,100         1,100
Lincoln County WY PCR VRDO (Exxon Project)                               4.20%    11/4/97                    3,600         3,600
Platte County WY PCR                                                     4.60%     1/1/02                    2,430         2,452
                                                                                                                     -----------
                                                                                                                           7,152
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $6,355,782)                                                                                                   6,713,631
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     119,554
Liabilities                                                                                                              (63,046)
                                                                                                                     -----------
                                                                                                                          56,508
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 507,260,693 outstanding $.001 par value shares
   (authorized 1,150,000,000 shares)                                                                                  $6,770,139
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $13.35
==================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $9,913,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $6,444,802        $12.70
Undistributed Net Investment Income                                                                            --             --
Overdistributed Net Realized Gains--Note E                                                                 (26,245)         (.05)
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                   357,849           .71
   Futures Contracts                                                                                        (6,267)         (.01)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $6,770,139        $13.35
==================================================================================================================================





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.8%)
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.4%)
Birmingham AL Medical Center (Special Care Medical Center)               7.25%     7/1/15   (1)           $  6,715     $   6,800
Medical Clinic Board of Bessemer AL (Bessemer Carraway Hosp.)            7.25%     4/1/15   (1)              5,000         5,416
Medical Clinic Board of Montgomery AL (Jackson Hosp.)                    6.00%     3/1/26   (2)             12,000        12,651
Mobile AL Water & Sewer Comm.                                            5.50%     1/1/10   (3)              4,000         4,160
                                                                                                                     -----------
                                                                                                                          29,027
                                                                                                                     -----------
ALASKA (1.3%)
Alaska Housing Fin. Corp. Rev. VRDO                                      3.65%    11/5/97                    4,180         4,180
Anchorage AK Electric Rev.                                               8.00%    12/1/09   (1)              2,565         3,311
Anchorage AK Electric Rev.                                               8.00%    12/1/10   (1)              2,960         3,845
Anchorage AK Water GO                                                    7.20%     6/1/17   (2)             11,000        11,596
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                  4.20%    11/4/97                    3,700         3,700
                                                                                                                     -----------
                                                                                                                          26,632
                                                                                                                     -----------
ARIZONA (0.5%)
Maricopa County AZ (Samaritan Health Service)                            7.00%    12/1/16   (1)              8,650        10,579
                                                                                                                     -----------
ARKANSAS (0.5%)
North Little Rock AR Electric System                                     6.50%     7/1/10   (1)              3,500         4,031
North Little Rock AR Electric System                                     6.50%     7/1/15   (1)              4,500         5,199
                                                                                                                     -----------
                                                                                                                           9,230
                                                                                                                     -----------
CALIFORNIA (10.6%)
California Health Fac. Finance Auth. (Adventist Health System)           6.75%     3/1/11   (1)             12,000        13,029
California Health Fac. Finance Auth. (Kaiser Permanente)                 3.40%    11/5/97                    1,700         1,700
California Health Fac. Finance Auth. (Pomona Valley Hosp.)               5.75%     7/1/15                    8,205         8,581
California Housing Finance Agency                                       8.625%     8/1/15   (1)              2,550         2,668
California PCR Rev. VRDO (Pacific Gas & Electric)                        4.10%    11/4/97   LOC              1,100         1,100
Fresno CA COP (City Hall Refinancing Project)                           6.375%     8/1/10   (2)             10,500        11,231
Irvine CA Ranch Water Dist. VRDO                                         3.60%    11/4/97   LOC                700           700
Los Angeles CA Unified School Dist.                                     5.375%     7/1/16   (3)              5,000         5,052
Los Angeles County CA Metro. Transp. Auth. VRDO                          3.40%    11/5/97   (3)                900           900
Modesto CA Irrigation Dist. Finance Auth. (Woodland Project)             6.50%    10/1/22   (2)             20,225        23,857
MSR California Public Power Agency (San Juan Project)                   6.125%     7/1/13   (2)              7,000         7,848
MSR California Public Power Agency (San Juan Project)                    6.75%     7/1/20   (1)             13,000        15,607
Northern California Power Agency (Combustion Turbine Project)            6.00%    8/15/10   (1)              3,500         3,574
Oakland CA Redev. Agency (Central Dist. Project)                         5.50%     2/1/14   (2)              6,300         6,604
Oakland CA Redev. Agency (Central Dist. Project)                         6.00%     2/1/08   (2)              5,585         6,199
Pittsburg CA Redev. Agency                                               5.50%     8/1/07   (3)              3,000         3,164
Port of Oakland CA Rev.                                                  5.40%    11/1/17   (1)             25,575        26,000
Sacramento CA Muni. Util. Dist.                                          5.75%    8/15/13   (1)             12,360        12,739
Sacramento CA Muni. Util. Dist.                                          6.50%     9/1/13   (1)              8,895        10,342
San Jose CA Tax Redev.                                                   6.00%     8/1/10   (1)              8,105         9,016
Santa Clara CA Redev. Agency (Bayshore North Project)                    7.00%     7/1/10   (2)              3,000         3,618
Santa Clara CA Valley Water Dist.                                        6.00%     2/1/24   (3)              5,000         5,251
Santa Rosa CA Waste Water Rev.                                           6.00%     9/1/15   (3)              5,000         5,479
South County CA Waste Water Auth. (Gilroy)                               5.50%     8/1/22   (3)              8,000         8,035
South County CA Waste Water Auth. (Morgan Hill)                          5.50%     8/1/22   (3)              7,000         7,031
Southern California Public Power Auth. (Palo Verde)                      5.00%     7/1/15   (2)              2,605         2,533
Southern California Rapid Transit Dist.                                  5.80%     9/1/06   (2)              4,000         4,381
Southern California Rapid Transit Dist.                                  5.90%     9/1/07   (2)              3,155         3,489
Ukiah CA Electric Rev.                                                   6.25%     6/1/18   (1)              6,330         7,187
                                                                                                                     -----------
                                                                                                                         216,915
                                                                                                                     -----------
COLORADO (3.8%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)       6.00%    5/15/13   (1)              4,525         4,667
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/04   (1)             13,750        10,111
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/05   (1)             17,200        11,999
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/07   (1)             12,250         7,721
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/08   (1)             14,355         8,542
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/09                   16,500         9,251





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Denver CO Health Fac. Rev. (St. Anthony's Hosp.)                         7.70%     5/1/07   (1)           $  2,800     $   2,912
Northern Colorado Water Conservation Dist. Rev.                          6.50%    12/1/12   (2)             20,575        23,213
                                                                                                                     -----------
                                                                                                                          78,416
                                                                                                                     -----------
CONNECTICUT (0.3%)
Connecticut Special Obligation Transp. Infrastructure Rev.              5.625%    10/1/14   (3)              3,000         3,092
South Central CT Regional Water Auth. Water System Rev.                  5.75%     8/1/12   (3)              3,100         3,237
                                                                                                                     -----------
                                                                                                                           6,329
                                                                                                                     -----------
DELAWARE (1.0%)
Delaware Econ. Dev. Auth. (Delmarva Power & Light)                       7.30%     9/1/15   (3)              4,000         4,310
Delaware Health Fac. Auth. (Delaware Medical Center)                     7.00%    10/1/15   (1)              6,000         6,390
Dover DE Electric Rev.                                                   5.75%     7/1/15   (3)              5,225         5,393
Dover DE Electric Rev.                                                   6.10%     7/1/11   (3)              2,000         2,136
Sussex County DE Waste Water Rev.                                        6.60%    6/15/04   (1)(Prere.)      2,500         2,832
                                                                                                                     -----------
                                                                                                                          21,061
                                                                                                                     -----------
DISTRICT OF COLUMBIA (0.5%)
District of Columbia Rev. (Howard Univ.)                                 5.75%    10/1/17   (1)             10,030        10,358
                                                                                                                     -----------
FLORIDA (7.9%)
Coral Springs FL Improvement Dist. Water & Sewer GO                      6.00%     6/1/10   (1)              3,000         3,338
Dade County FL Water & Sewer Rev. VRDO                                   3.60%    11/5/97   (3)              6,350         6,350
Davie FL Water & Sewer Rev.                                             6.375%    10/1/12   (2)              2,620         3,007
Florida Muni. Power Agency (Stanton Project)                             5.00%    10/1/19   (1)              8,100         7,767
Hillsborough County FL IDA PCR Rev. VRDO (Tampa Electric Co.)            4.00%    11/4/97                      100           100
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/13   (3)              9,695        13,098
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/15   (3)              8,360        11,411
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/16   (3)+            12,295        16,899
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)        6.25%   11/15/10   (2)              4,000         4,440
Palm Beach FL Criminal Justice                                           7.20%     6/1/14   (3)             16,300        20,246
Palm Beach FL Criminal Justice                                           7.20%     6/1/15   (3)              4,000         4,978
St. Lucie County FL Util. System Rev.                                    6.00%    10/1/20   (3)(ETM)         2,350         2,545
Sarasota County FL Public Hosp. (Sarasota Memorial Hosp.)                5.75%    10/1/17   (1)             28,850        29,881
Seacoast FL Util. Auth. Water & Sewer Rev.                               5.50%     3/1/19   (3)              2,000         2,095
Tampa FL Util. Rev.                                                      6.75%    10/1/10   (2)              9,330        11,073
Tampa FL Util. Rev.                                                      6.75%    10/1/11   (2)              9,965        11,831
Tampa FL Util. Rev.                                                      6.75%    10/1/12   (2)             10,635        12,649
                                                                                                                     -----------
                                                                                                                         161,708
                                                                                                                     -----------
GEORGIA (0.5%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  4.20%    11/4/97                      130           130
Henry County GA School Dist. GO                                          6.45%     8/1/11   (1)              4,000         4,597
Private Colleges & Universities Auth. of GA (Mercer Univ. Project)       6.50%    11/1/15   (1)              5,000         5,792
                                                                                                                     -----------
                                                                                                                          10,519
                                                                                                                     -----------
HAWAII (1.4%)
Hawaii Airport System Rev.                                               6.35%     7/1/07   (1)              8,000         8,814
Hawaii Highway Rev.                                                      5.25%     7/1/11                    1,650         1,673
Hawaii Highway Rev.                                                      5.25%     7/1/12                    1,500         1,513
Hawaii Highway Rev.                                                      5.25%     7/1/16                    2,550         2,529
Honolulu HI City & County GO                                             8.00%    10/1/10                   11,000        14,148
                                                                                                                     -----------
                                                                                                                          28,677
                                                                                                                     -----------
ILLINOIS (4.5%)
Chicago IL Board of Educ. GO                                             6.25%     1/1/11   (1)              7,000         7,807
Chicago IL Public Building Comm.                                         7.00%     1/1/20   (1)(ETM)        21,500        26,040
Chicago IL Waste Water Transmission Rev.                                 6.50%     1/1/08   (3)              1,315         1,504
Cook County IL GO                                                        7.25%    11/1/07   (1)              6,000         7,226
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)             7.40%    12/1/24   (1)             14,000        16,244
Illinois Regional Transit Auth. GO (Cook, DuPage, and Kane Counties)     7.20%    11/1/20   (2)             24,000        30,013
Will County IL Community Unit School Dist. (Romeoville)                  7.10%    12/1/09   (2)              1,250         1,514
Will County IL Community Unit School Dist. (Romeoville)                  7.10%    12/1/10   (2)              1,115         1,355
                                                                                                                     -----------
                                                                                                                          91,703
                                                                                                                     -----------





                                       37
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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
INDIANA (1.0%)
Indiana Muni. Power Agency                                              6.125%     1/1/13   (1)          $  13,250    $   14,746
Merrillville IN School Building Corp.                                    6.65%     7/1/06   (1)              5,500         6,281
                                                                                                                     -----------
                                                                                                                          21,027
                                                                                                                     -----------
KANSAS (0.6%)
Kansas Health System Dev. Auth. (St. Luke Mission)                      5.375%   11/15/16   (1)              9,300         9,312
Kansas Health System Dev. Auth. (St. Luke Mission)                      5.375%   11/15/21   (1)              3,000         2,978
                                                                                                                     -----------
                                                                                                                          12,290
                                                                                                                     -----------
KENTUCKY (2.0%)
Jefferson County KY Health System Rev. (Jewish Hosp.)                    5.75%     1/1/26   (2)             11,000        11,365
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
   (St. Elizabeth's Medical Center)                                      6.00%    11/1/10   (3)             23,885        25,192
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Baptist Healthcare Systems)                                          3.60%    11/5/97   LOC              3,300         3,300
                                                                                                                     -----------
                                                                                                                          39,857
                                                                                                                     -----------
LOUISIANA (2.7%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      4.00%    11/4/97                      780           780
Jefferson Parish LA Sales Tax Rev.                                       6.75%    12/1/06   (3)              8,500         9,417
New Orleans LA Capital Appreciation                                      0.00%     9/1/13   (2)              9,000         3,962
New Orleans LA GO                                                        0.00%     9/1/10   (2)              8,500         4,482
New Orleans LA GO                                                        0.00%     9/1/11   (2)             10,475         5,184
New Orleans LA GO                                                        6.00%     9/1/21   (2)             22,250        22,984
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)               5.70%    5/15/16   (4)              4,900         5,061
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)               5.75%    5/15/21   (4)              3,200         3,316
                                                                                                                     -----------
                                                                                                                          55,186
                                                                                                                     -----------
MAINE (0.8%)
Maine Health & Higher Educ. Fac. Auth.
   (Eastern Maine Medical Center)                                       6.375%    10/1/21   (3)              8,000         8,640
Maine Turnpike Rev.                                                      6.00%     7/1/18   (1)              7,000         7,381
                                                                                                                     -----------
                                                                                                                          16,021
                                                                                                                     -----------
MARYLAND (0.7%)
Maryland Health & Educ. Fac. Auth.
   (Univ. of Maryland Medical System)                                    7.00%     7/1/22   (3)             12,025        14,858
                                                                                                                     -----------
MASSACHUSETTS (6.6%)
Boston MA GO                                                             6.50%     7/1/12   (2)              4,750         5,208
Boston MA Water & Sewer Comm.                                            7.25%    11/1/06   (5)              2,500         2,578
Lawrence MA GO                                                           4.75%    2/15/14   (2)              1,500         1,414
Massachusetts Consolidated Loan GO                                       4.50%    11/1/15   (2)             15,000        13,506
Massachusetts Consolidated Loan GO                                       7.00%     7/1/09   (3)             32,250        38,529
Massachusetts Health & Educ. Fac. Auth. (Boston College)                 6.75%     7/1/11   (3)              6,595         7,205
Massachusetts Health & Educ. Fac. Auth. (Falmouth Hosp.)                 5.50%     7/1/08   (1)              1,425         1,485
Massachusetts Health & Educ. Fac. Auth. (Lahey Clinic)                   7.85%     7/1/03   (1)              3,360         3,926
Massachusetts Health & Educ. Fac. Auth.
   (Massachusetts General Hosp.)                                         6.25%     7/1/12   (2)             19,650        21,812
Massachusetts Housing Finance Agency Rev.                                5.95%    10/1/08   (2)             27,485        28,877
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99                    2,340         2,377
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99   (ETM)            8,660         8,803
                                                                                                                     -----------
                                                                                                                         135,720
                                                                                                                     -----------
MICHIGAN (4.1%)
Detroit MI Sewer System Rev.                                             5.45%     7/1/07   (3)              6,850         7,331
Michigan Hosp. Fin. Auth. Rev. (Mercy Health)                           5.375%    8/15/26   (2)              5,000         4,938
Michigan Strategic Fund (Detroit Edison)                                 7.00%    7/15/08   (1)             18,375        21,863
Michigan Trunk Line Rev.                                                5.625%    11/1/26   (3)             10,000        10,218
Monroe County MI Econ. Dev. Corp. (Detroit Edison)                       6.95%     9/1/22   (3)             25,000        30,781
St. Clair MI Econ. Dev. Corp. PCR (Detroit Edison)                       6.40%     8/1/24   (2)              8,000         8,924
                                                                                                                     -----------
                                                                                                                          84,055
                                                                                                                     -----------





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
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA (0.5%)
Southern Minnesota Muni. Power Agency Supply System Rev.                 5.50%     1/1/15   (2)           $  6,120     $   6,195
Southern Minnesota Muni. Power Agency Supply System Rev.                 5.50%     1/1/15   (2)(Prere.)      3,880         4,002
                                                                                                                     -----------
                                                                                                                          10,197
                                                                                                                     -----------
MISSOURI (0.3%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)           5.25%     6/1/15   (1)              5,000         5,057
                                                                                                                     -----------
NEVADA (0.3%)
Clark County NV GO                                                       6.50%     6/1/17   (2)              5,000         5,809
                                                                                                                     -----------
NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. (Hitchcock Clinic)                            6.00%     7/1/15   (1)              7,560         7,934
                                                                                                                     -----------
NEW JERSEY (4.7%)
Atlantic County NJ Public Fac. COP                                       7.40%     3/1/12   (3)              4,335         5,400
Hoboken-Union City-Weehawken NJ Sewage Auth.                             6.25%     8/1/14   (1)             10,185        11,555
Hoboken-Union City-Weehawken NJ Sewage Auth.                             6.25%     8/1/15   (1)             10,820        12,261
New Jersey Health Care Fac. Finance Auth.
   (St. Clares-Riverside Medical Center)                                 5.75%     7/1/14   (1)              3,000         3,118
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/13   (1)             18,795        21,788
New Jersey Turnpike Auth.                                                6.50%     1/1/13   (1)             30,000        34,742
New Jersey Turnpike Auth.                                                6.50%     1/1/16   (1)              5,000         5,793
New Jersey Turnpike Auth. VRDO                                           3.25%    11/5/97   (3) LOC          2,300         2,300
                                                                                                                     -----------
                                                                                                                          96,957
                                                                                                                     -----------
NEW MEXICO (0.9%)
Albuquerque NM Hosp. System (Presbyterian Health)                       6.375%     8/1/07   (1)              4,000         4,380
Farmington NM Util. Systems Rev.                                         5.75%    5/15/13   (3)              3,000         3,107
Santa Fe NM Rev.                                                         6.30%     6/1/24   (2)              5,000         5,532
Univ. of New Mexico Rev.                                                5.375%     6/1/26   (1)              5,000         5,002
                                                                                                                     -----------
                                                                                                                          18,021
                                                                                                                     -----------
NEW YORK (4.2%)
Metro. NY Transp. Auth.                                                  6.00%     4/1/20   (1)             18,000        19,892
Nassau County NY Combined Sewer Dist.                                    6.60%    7/15/98   (Prere.)           475           494
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC              7,900         7,900
New York City NY Muni. Water & Sewer System Rev.                         7.00%    6/15/09   (2)              1,845         2,022
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev. VRDO                                                4.00%    11/4/97   (3)              1,000         1,000
New York City NY VRDO                                                    3.55%    11/5/97   LOC              4,900         4,900
New York Local Govt. Assistance Corp. VRDO                               3.60%    11/5/97   LOC                200           200
New York State Medical Care Fac. Finance Agency
   (Mental Health Improvement)                                           6.00%    8/15/15   (1)              5,000         5,272
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/06   (2)             11,815        12,924
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/07   (2)             16,480        18,108
Suffolk County NY Water Auth.                                            5.75%     6/1/13   (2)              7,345         7,617
Triborough Bridge & Tunnel Auth. of NY Rev.                              6.00%     1/1/14                    4,500         4,691
Triborough Bridge & Tunnel Auth. of NY Rev.                              6.00%     1/1/15   (2)              1,275         1,329
                                                                                                                     -----------
                                                                                                                          86,349
                                                                                                                     -----------
NORTH CAROLINA (1.1%)
North Carolina Higher Educ. VRDO (Duke Univ.)                            3.60%    11/6/97                    1,940         1,940
North Carolina Medical Care Rev. (Wake County Hosp.)                     5.25%    10/1/17   (1)             14,250        14,076
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/10   (1)              6,750         7,450
                                                                                                                     -----------
                                                                                                                          23,466
                                                                                                                     -----------
NORTH DAKOTA (1.1%)
Bismarck ND Medical Center                                               7.50%     5/1/13   (5)             10,000        10,645
Mercer County ND PCR (Basin Electric Power)                              6.05%     1/1/19   (2)             10,000        10,605
                                                                                                                     -----------
                                                                                                                          21,250
                                                                                                                     -----------
OHIO (6.1%)
Cleveland OH Airport System Rev.                                         0.00%     1/1/06   (1)              3,475         2,378
Cleveland OH Public Power System Rev.                                    7.00%   11/15/16   (1)              5,000         5,663
Cleveland OH School Dist. Board of Educ. GO                             5.875%    12/1/11   (3)              4,720         4,949





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Cleveland OH Water Works Rev.                                            6.25%     1/1/15   (2)           $  2,500     $   2,691
Columbus OH Electric System Rev. VRDO                                    3.60%    12/1/97   LOC                195           195
Cuyahoga County OH Hosp. Refunding and Improvement (Univ. Hosp.)        5.625%    1/15/21   (1)             11,480        11,689
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.70%    11/5/97   LOC                400           400
Franklin County OH Convention Center Rev.                                0.00%    12/1/06   (1)              4,355         2,856
Greater Cleveland OH Regional Transp. Auth. GO                           5.65%    12/1/16   (3)              5,000         5,155
Northeast Ohio Regional Sewer Dist. Waste Water Improvement Rev.         6.50%   11/15/01   (2)              5,750         6,294
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                    7.10%     6/1/18   (3)              6,500         7,027
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                    7.45%     3/1/16   (3)              9,500        10,300
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)             3.95%    11/4/97   LOC                900           900
Ohio GO                                                                 7.625%     8/1/09                    4,345         5,464
Ohio Water Dev Auth. PCR Water Control Loan Fund Rev.                   5.125%     6/1/19   (1)++           40,750        39,838
Ohio Water Dev Auth. PCR Water Control Loan Fund Rev.                    5.50%    12/1/10   (1)++            3,575         3,757
Ohio Water Dev Auth. PCR Water Control Loan Fund Rev.                    5.50%     6/1/12   (1)++            3,175         3,294
Ohio Water Dev Auth. PCR Water Control Loan Fund Rev.                    5.50%     6/1/13   (1)++            3,420         3,527
Ohio Water Dev Auth. PCR Water Control Loan Fund Rev.                    5.50%     6/1/14   (1)++            7,475         7,674
                                                                                                                     -----------
                                                                                                                         124,051
                                                                                                                     -----------
OKLAHOMA (0.3%)
Grand River Dam Auth. OK                                                 5.75%     6/1/06   (4)              5,800         6,281
                                                                                                                     -----------
OREGON (1.3%)
Oregon Health, Housing, Educ. & Cultural Fac. (Lewis & Clark College)    6.00%    10/1/13   (1)              2,250         2,412
Oregon Health Sciences Univ. Rev.                                        5.25%     7/1/25   (1)              8,000         7,930
Portland OR GO Sewer Rev.                                                5.50%     6/1/17   (1)             15,000        15,214
                                                                                                                     -----------
                                                                                                                          25,556
                                                                                                                     -----------
PENNSYLVANIA (8.1%)
Allegheny County PA Hosp. Auth. (Presbyterian Hosp.)                    7.125%     7/1/99   (1)(Prere.)     12,500        13,357
Allegheny County PA Sanitary Auth.                                       5.50%    12/1/16   (3)             10,000        10,111
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19   (1)             20,000        21,349
Armstrong County PA Hosp. Auth. Rev.                                     6.25%     6/1/13   (2)             18,400        19,852
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)             6.50%     7/1/10   (1)              6,655         7,252
Pennsylvania Convention Center Auth. Rev.                                6.00%     9/1/19   (3)(ETM)        10,000        10,981
Pennsylvania Convention Center Auth. Rev.                                6.70%     9/1/16   (3)(ETM)         9,970        11,647
Pennsylvania Higher Educ. Fac. Health Service Rev.
   (Allegheny-Delaware Valley)                                          5.875%   11/15/16   (1)             20,000        20,952
Pennsylvania Turnpike Comm. Rev.                                         6.00%     6/1/15   (1)              1,000         1,048
Philadelphia PA Gas Works Rev.                                           6.00%    5/15/12   (2)              3,000         3,114
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/10   (3)             15,000        17,891
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/11   (3)             16,500        19,713
Pittsburgh PA Water & Sewer System Rev.                                  7.25%     9/1/14   (3)(ETM)         5,000         6,118
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Funding Program)           3.65%    11/5/97   (2)              2,700         2,700
                                                                                                                     -----------
                                                                                                                         166,085
                                                                                                                     -----------
PUERTO RICO (0.8%)
Puerto Rico Highway and Transp. Rev.                                     6.00%     7/1/18   (4)             10,850        11,984
Puerto Rico Public Building Auth.                                        0.00%     7/1/01   (3)              4,150         3,583
                                                                                                                     -----------
                                                                                                                          15,567
                                                                                                                     -----------
RHODE ISLAND (0.3%)
Rhode Island Depositors Econ. Protection Corp.                           5.80%     8/1/12   (1)              2,000         2,163
Rhode Island Public Building Auth.                                       6.00%     2/1/11   (2)              3,805         3,922
                                                                                                                     -----------
                                                                                                                           6,085
                                                                                                                     -----------
SOUTH CAROLINA (3.8%)
Piedmont SC Muni. Power Agency Rev.                                      5.00%     1/1/18   (3)             23,585        22,685
Piedmont SC Muni. Power Agency Rev.                                      6.75%     1/1/19   (3)             10,600        12,680
Piedmont SC Muni. Power Agency Rev.                                      6.75%     1/1/20   (3)             23,515        28,147
Public Service Auth. Rev. of South Carolina                              6.25%     1/1/22   (2)             13,000        14,114
                                                                                                                     -----------
                                                                                                                          77,626
                                                                                                                     -----------
SOUTH DAKOTA (0.7%)
South Dakota Health & Educ. Fac. Auth. Rev.(McKennan Hosp.)             7.625%     1/1/08   (1)             10,065        12,451
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)            7.625%     7/1/14   (1)              1,435         1,534
                                                                                                                     -----------
                                                                                                                          13,985
                                                                                                                     -----------





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE (1.1%)
Health, Educ. & Housing Fac. of Tennessee (Methodist Health System)      5.50%     8/1/12   (1)           $  2,500     $   2,578
Knox County TN Health, Educ. & Housing Fac. (Fort Sanders Hosp.)         8.00%     1/1/08   (1)              3,000         3,079
Nashville and Davidson County TN Health and Educ. Fac.
    (Meharry Medical College)                                            6.00%    12/1/12   (2)              3,405         3,770
Tennessee Housing Dev. Agency                                           7.125%     7/1/17   (1)              2,665         2,799
Tennessee School Board Auth. Higher Educ. Fac.                           5.50%     5/1/22   (4)              9,500         9,597
                                                                                                                     -----------
                                                                                                                          21,823
                                                                                                                     -----------
TEXAS (8.5%)
Austin TX Combined Util. System Rev.                                     5.75%   11/15/16   (2)             10,000        10,214
Colorado River Muni. Water Dist. of Texas Rev.                           6.00%     1/1/16   (2)              6,000         6,324
Corpus Christi TX Util. System Rev.                                      7.00%    7/15/10   (3)              7,500         8,129
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)              4.20%    11/4/97                    1,500         1,500
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)           4.00%    11/4/97                    4,000         4,000
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                    1,600         1,600
Houston TX Public Improvement                                            7.00%     3/1/08                   16,000        18,984
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/20   (1)             12,280        13,529
Houston TX Water Conveyance System                                       6.25%   12/15/12   (2)              8,340         9,446
Houston TX Water Conveyance System                                       6.80%   12/15/10   (2)              5,490         6,514
Houston TX Water Conveyance System                                       6.80%   12/15/11   (2)              8,910        10,580
Houston TX Water Conveyance System                                       7.50%   12/15/12   (2)              1,000         1,264
Houston TX Water Conveyance System                                       7.50%   12/15/13   (2)              1,100         1,396
Lower Colorado River Auth. of Texas Rev.                                5.625%     1/1/15   (4)(Prere.)      3,055         3,215
Northeast Hosp. Auth. (Northeast Medical Center)                        5.625%    5/15/17   (4)              7,425         7,580
Northeast Hosp. Auth. (Northeast Medical Center)                        5.625%    5/15/22   (4)              7,110         7,191
Northeast Hosp. Auth. (Northeast Medical Center)                         6.00%    5/15/09   (4)              3,945         4,353
Northeast Hosp. Auth. (Northeast Medical Center)                         6.00%    5/15/10   (4)              2,000         2,198
Northeast Hosp. Auth. (Northeast Medical Center)                         6.25%    5/15/11   (4)              1,400         1,568
Northeast Hosp. Auth. (Northeast Medical Center)                         6.25%    5/15/12   (4)              1,000         1,119
San Antonio TX Electric & Gas System Rev.                                0.00%     2/1/06   (3)             18,000        12,171
San Antonio TX Electric & Gas System Rev.                                0.00%     2/1/07   (3)             15,000         9,629
Texas TRAN                                                               4.75%    8/31/98                   25,000        25,194
Texas Turnpike Auth. of Dallas North Toll (Addison Project)              6.60%     1/1/23   (3)              4,500         5,147
                                                                                                                     -----------
                                                                                                                         172,845
                                                                                                                     -----------
VIRGINIA (0.7%)
Henry County VA Public Service Auth.                                     6.25%   11/15/19   (3)              1,500         1,609
Norfolk VA Water Dev.                                                    5.90%    11/1/25   (1)             12,150        12,758
                                                                                                                     -----------
                                                                                                                          14,367
                                                                                                                     -----------
WASHINGTON (1.3%)
Snohomish County WA Mukilteo School Dist.                                5.60%    12/1/08   (3)              6,960         7,502
Snohomish County WA Mukilteo School Dist.                                5.65%    12/1/09   (3)              9,160         9,893
Snohomish County WA Mukilteo School Dist.                                5.65%    12/1/10   (3)              3,950         4,257
Snohomish County WA Mukilteo School Dist.                                5.70%    12/1/11   (3)              5,000         5,387
                                                                                                                     -----------
                                                                                                                          27,039
                                                                                                                     -----------
WEST VIRGINIA (1.3%)
West Virginia Hosp. Finance Auth. (Charleston Medical Center)            5.75%     9/1/13   (1)              8,000         8,372
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)         7.00%     7/1/11   (1)              7,325         8,819
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)         7.00%     7/1/12   (1)              7,840         9,465
                                                                                                                     -----------
                                                                                                                          26,656
                                                                                                                     -----------
WISCONSIN (0.2%)
Wisconsin Health & Educ. (St. Luke's Medical Center)                     7.10%    8/15/11   (1)              4,000         4,466
                                                                                                                     -----------
WYOMING (0.1%)
Kemmerer WY PCR VRDO (Exxon Project)                                     4.15%    11/4/97                    2,100         2,100
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,868,160)                                                                                                   2,059,740
----------------------------------------------------------------------------------------------------------------------------------





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
INSURED LONG-TERM PORTFOLIO                                                                                                (000)
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      47,370
Liabilities                                                                                                              (63,991)
                                                                                                                     -----------
                                                                                                                         (16,621)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 163,348,789 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                                    $2,043,119
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $12.51
==================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $6,872,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER  31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $1,874,045        $11.47
Undistributed Net Investment Income                                                                             --            --
Overdistributed Net Realized Gains--Note E                                                                 (18,699)         (.11)
Unrealized Appreciation (Depreciation)--Note F
     Investment Securities                                                                                 191,580          1.17
     Futures Contracts                                                                                      (3,807)         (.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $2,043,119        $12.51
==================================================================================================================================





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA (0.7%)
Scottsdale AZ IDA (Memorial Hosp.)                                       6.00%     9/1/12   (2)           $  4,000     $   4,309
Scottsdale AZ IDA (Memorial Hosp.)                                      6.125%     9/1/17   (2)              4,700         5,080
                                                                                                                     -----------
                                                                                                                           9,389
                                                                                                                     -----------
CALIFORNIA (12.0%)
Anaheim CA Public Finance Auth.                                          6.00%     9/1/13   (4)              7,000         7,759
Anaheim CA Public Finance Auth.                                          6.00%     9/1/14   (4)              2,500         2,764
California GO                                                            6.25%     9/1/12                    5,000         5,649
California Health Fac. Auth. VRDO (Kaiser Permanente)                    3.40%    11/5/97                   11,900        11,900
California Housing Finance Auth. VRDO (Catholic Healthcare West)         3.40%   11/5/97    (1)                700           700
California PCR VRDO (Pacific Gas & Electric)                             4.10%    11/4/97   LOC              1,000         1,000
California Public Works Rev. (Community College Project)                5.625%     3/1/16   (2)             11,370        11,752
California Public Works Rev. (Dept. of Corrections)                     5.625%    11/1/16   (1)             16,675        17,263
California State Dept. of Water (Central Valley Project)                 4.75%    12/1/25                    3,120         2,824
Culver City CA Redev. Finance Auth.                                      4.60%    11/1/20   (2)             10,240         9,119
Fresno CA Sewer Rev.                                                     6.25%     9/1/10   (2)              6,395         7,269
Los Angeles County CA COP (Capital Fac. Project)                         6.50%     3/1/10                   21,815        23,399
San Bernardino CA COP (Capital Fac. Project)                            6.875%     8/1/24   (ETM)           18,000        22,210
San Bernardino CA Medical Center COP                                     5.50%     8/1/19   (1)             11,400        11,430
San Bernardino CA Medical Center COP                                     5.50%     8/1/24   (1)             14,295        14,294
                                                                                                                     -----------
                                                                                                                         149,332
                                                                                                                     -----------
COLORADO (1.2%)
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/16   (1)             10,185         3,747
E-470 Public Highway Auth. CO Rev.                                       5.00%     9/1/15   (1)             11,645        11,402
                                                                                                                     -----------
                                                                                                                          15,149
                                                                                                                     -----------
DISTRICT OF COLUMBIA (0.9%)
District of Columbia GO                                                  5.40%     6/1/12   (2)              5,000         5,049
District of Columbia GO                                                  6.75%     6/1/05   (2)              6,140         6,555
                                                                                                                     -----------
                                                                                                                          11,604
                                                                                                                     -----------
FLORIDA (0.5%)
Dade County FL Water & Sewer System Rev. VRDO                            3.60%    11/5/97   (3)              5,975         5,975
                                                                                                                     -----------
GEORGIA (2.8%)
Burke County GA PCR VRDO (Georgia Power Co.)                             4.20%    11/4/97                    7,800         7,800
College Park GA IDA GO (Civic Center)                                    7.00%     9/1/10                   11,500        13,719
Metro. Atlanta GA Rapid Transit Auth. Rev.                               6.25%     7/1/18                   12,170        13,742
                                                                                                                     -----------
                                                                                                                          35,261
                                                                                                                     -----------
ILLINOIS (4.7%)
Chicago IL Metro. Water Capital Improvement Rev.                         7.00%     1/1/11                   20,000        23,844
Chicago IL Public Building Comm.                                         7.00%     1/1/20   (1)(ETM)         6,000         7,267
Chicago IL Skyway Toll Bridge Rev.                                       6.50%     1/1/10                    7,750         8,689
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)             7.40%    12/1/24   (1)              8,150         9,456
Illinois Metro. Pier & Exposition Auth. Rev.                             6.75%     6/1/10   (1)              6,000         7,021
Illinois Toll Highway Auth. Rev. VRDO                                    3.60%    11/5/97   (1)LOC           2,405         2,405
                                                                                                                     -----------
                                                                                                                          58,682
                                                                                                                     -----------
INDIANA (1.9%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)            5.75%     7/1/15   (1)              4,470         4,574
Indiana State Office Building Comm. Rev.                                 6.90%     7/1/11                   16,875        19,947
                                                                                                                     -----------
                                                                                                                          24,521
                                                                                                                     -----------
LOUISIANA (2.8%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)                  7.60%     1/1/19                   24,300        27,727
East Baton Rouge LA PCR VRDO (Exxon Project)                             4.00%    11/4/97                    7,600         7,600
                                                                                                                     -----------
                                                                                                                          35,327
                                                                                                                     -----------
MASSACHUSETTS (7.5%)
Massachusetts Bay Transp. Auth.                                          7.00%     3/1/21                   15,000        18,413
Massachusetts GO                                                         5.75%     5/1/12                    7,500         8,061
Massachusetts GO                                                         6.00%     6/1/11                    3,500         3,710
Massachusetts GO                                                         6.50%     8/1/01   (Prere.)         3,115         3,417





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts GO                                                         6.50%     8/1/11                 $  2,345     $   2,557
Massachusetts Housing Finance Agency                                    6.125%   11/15/08                    3,500         3,676
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99                    1,490         1,513
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99   (ETM)            5,510         5,601
Massachusetts Water Resources Auth. Rev.                                 5.50%    11/1/16   (3)              5,000         5,079
Massachusetts Water Resources Auth. Rev.                                 5.50%    7/15/22                    5,000         4,986
Massachusetts Water Resources Auth. Rev.                                 6.50%    7/15/19   +               32,000        36,960
                                                                                                                     -----------
                                                                                                                          93,973
                                                                                                                     -----------
MICHIGAN (1.6%)
Detroit MI GO                                                           6.375%     4/1/07                   10,500        11,437
Grand Rapids MI Tax Increment Rev. (Downtown Project)                   6.875%     6/1/24   (1)              7,500         8,511
                                                                                                                     -----------
                                                                                                                          19,948
                                                                                                                     -----------
MISSISSIPPI (1.1%)
Claiborne County MS PCR (Middle South Energy)                           9.875%    12/1/14                   10,000        10,845
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Inc. Project)         4.20%    11/4/97                    2,900         2,900
                                                                                                                     -----------
                                                                                                                          13,745
                                                                                                                     -----------
NEVADA (1.4%)
Clark County NV Building Auth.                                           5.25%    6/15/16   (3)              7,000         6,975
Humbolt County NV PCR (Idaho Power Co.)                                  8.30%    12/1/14                    9,100        10,862
                                                                                                                     -----------
                                                                                                                          17,837
                                                                                                                     -----------
NEW JERSEY (4.8%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                       5.75%     7/1/06   (1)             14,165        15,257
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water)               4.00%    11/4/97   (2)              5,000         5,000
New Jersey Health Care Fac. Auth. Rev. (Atlantic City Medical Center)    6.80%     7/1/05                    3,500         3,855
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/13                   10,000        11,569
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/19                   20,000        21,738
New Jersey Turnpike Auth. Rev. VRDO                                      3.25%    11/5/97   (3)LOC           2,100         2,100
                                                                                                                     -----------
                                                                                                                          59,519
                                                                                                                     -----------
NEW MEXICO (0.8%)
Farmington NM PCR VRDO (Four Corners Project)                            4.00%    11/4/97   LOC              9,700         9,700
                                                                                                                     -----------
NEW YORK (16.2%)
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/08   (3)              4,900         6,632
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/09   (3)              2,800         3,834
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/10   (3)              4,900         6,776
Metro. NY Transit Auth. Dedicated Petroleum Tax                          5.25%     4/1/26   (1)              4,675         4,600
Metro. NY Transit Auth. Dedicated Petroleum Tax                          6.00%     4/1/20   (1)             13,665        15,101
Metro. NY Transit Auth. Rev.                                             5.70%     7/1/17   (1)              8,320         8,619
Metro. NY Transit Auth. Rev.                                            6.375%     7/1/18   (1)              7,500         8,459
New York City NY GO                                                      5.70%     8/1/07                    4,700         4,936
New York City NY GO                                                      5.75%    2/15/07                    5,000         5,249
New York City NY GO                                                      5.80%     8/1/08                    5,730         6,041
New York City NY GO                                                      5.90%     8/1/09                    6,125         6,460
New York City NY GO                                                     6.375%     8/1/04                    5,000         5,393
New York City NY GO                                                      7.10%     2/1/02   (1)(Prere.)      5,180         5,822
New York City NY GO                                                      7.10%     2/1/10   (1)              2,320         2,581
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC              1,800         1,800
New York City NY GO VRDO                                                 4.20%    11/4/97   (1)              4,600         4,600
New York City NY Health & Hospital Rev. VRDO (Health System)             3.60%    11/5/97   LOC              2,500         2,500
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             7.00%    6/15/01   (Prere.)         2,520         2,776
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             7.00%    6/15/09                    2,480         2,726
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                        4.00%    11/4/97   (3)              4,200         4,200
New York Local Govt. Assistance Corp. Rev.                              5.375%     4/1/12                    5,275         5,335
New York Local Govt. Assistance Corp. Rev.                               5.40%     4/1/13                   13,125        13,258
New York Local Govt. Assistance Corp. Rev.                               5.40%     4/1/15                    5,700         5,719
New York Local Govt. Assistance Corp. Rev.                               6.50%     4/1/20                   10,000        10,755
New York Local Govt. Assistance Corp. Rev.                              6.875%     4/1/19                    8,000         8,984





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
New York Medical Care Fac. Auth. Rev.                                   6.875%    2/15/32   (7)           $  5,000     $   5,439
New York State Dormitory Auth. Rev. (State Univ.)                        5.00%    5/15/14                   10,000         9,619
New York State Dormitory Auth. Rev. (State Univ.)                        7.50%    5/15/11                   18,900        22,819
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)         6.125%     1/1/21                   10,000        11,251
                                                                                                                     -----------
                                                                                                                         202,284
                                                                                                                     -----------
NORTH CAROLINA (1.5%)
North Carolina Eastern Muni. Power Agency Rev.                           6.50%     1/1/18   (ETM)            4,625         5,389
North Carolina Eastern Muni. Power Agency Rev.                           7.50%     1/1/09   (Prere.)         4,935         6,110
North Carolina Medical Care Rev. (Wake County Hosp.)                     5.25%    10/1/17   (1)              7,100         7,013
                                                                                                                     -----------
                                                                                                                          18,512
                                                                                                                     -----------
OHIO (3.0%)
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.70%    11/5/97   LOC              1,500         1,500
Franklin County OH Hosp. Rev. (Children's Hosp.)                         5.75%    11/1/20                    2,945         3,024
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                               3.95%    11/4/97   LOC                500           500
Ohio GO                                                                 4.625%     5/1/98                    5,000         5,022
Ohio Turnpike Comm. Rev.                                                 5.50%    2/15/26   (1)             26,650        26,898
                                                                                                                     -----------
                                                                                                                          36,944
                                                                                                                     -----------
OREGON (0.8%)
Portland County OR Sewer System Rev.                                     5.50%     6/1/17   (1)             10,090        10,234
                                                                                                                     -----------
PENNSYLVANIA (9.7%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp. Pittsburgh)                                         3.60%    11/6/97   (1)                350           350
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19   (1)             10,000        10,675
Delaware County PA IDA Resource Recovery (Browning Ferris)               6.10%     7/1/13                   10,000        10,687
Pennsylvania GO                                                         6.375%    9/15/09                   11,000        11,882
Pennsylvania GO                                                         6.375%    9/15/10                    8,820         9,527
Pennsylvania GO                                                         6.375%    9/15/11                    5,975         6,452
Pennsylvania GO                                                         6.375%    9/15/12                   13,500        14,593
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Univ. of Pennsylvania Health Service)                                3.60%    11/5/97                    2,000         2,000
Pennsylvania Hosp. & Higher Educ. Fac. Auth. VRDO (Children's Hosp.)     4.00%    11/4/97                    2,300         2,300
Pennsylvania Housing Finance Agency Residential Dev. Rev.                7.50%     7/1/06                    3,890         4,191
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/10   (3)             20,000        23,855
Pittsburgh PA School Dist.                                               5.50%     9/1/14   (1)              4,715         4,804
Pittsburgh PA Water & Sewer Auth. Rev.                                   6.50%     9/1/13   (3)             10,000        11,567
Radnor Township PA School Auth.                                         9.875%    9/15/00   (ETM)              295           321
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.65%    11/5/97   (2)              7,600         7,600
                                                                                                                     -----------
                                                                                                                         120,804
                                                                                                                     -----------
PUERTO RICO (1.2%)
Puerto Rico GO                                                           5.00%     7/1/98                    5,000         5,039
Puerto Rico Highway and Transp. Rev.                                     5.00%     7/1/16   (4)             10,605        10,353
                                                                                                                     -----------
                                                                                                                          15,392
                                                                                                                     -----------
SOUTH CAROLINA (1.9%)
Piedmont SC Muni. Power Agency Rev.                                      6.15%     1/1/07   (1)              4,040         4,513
Piedmont SC Muni. Power Agency Rev.                                      6.20%     1/1/08   (1)              3,000         3,368
Piedmont SC Muni. Power Agency Rev.                                      6.50%     1/1/15   (3)             12,210        14,103
Piedmont SC Muni. Power Agency Rev.                                      6.50%     1/1/15   (3)(ETM)         2,035         2,340
                                                                                                                     -----------
                                                                                                                          24,324
                                                                                                                     -----------
TEXAS (12.5%)
Harris County TX Health Fac. Dev. Rev. VRDO (Methodist Hosp.)            3.70%    11/4/97                    5,900         5,900
Harris County TX Health Fac. Dev. Rev. VRDO (St. Luke's Hospital)        4.05%    11/4/97                   12,600        12,600
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                      200           200
Houston TX Hotel Occupancy Tax Rev.                                      5.50%     7/1/11   (4)             21,760        22,301
Houston TX Public Improvement                                            7.00%     3/1/08                    5,000         5,932
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/01   (2)(Prere.)        360           395
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/17   (2)              5,640         6,129
North East TX Independent School Dist.                                   5.00%     2/1/16                    6,425         6,267





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
San Antonio TX Electric & Gas System Rev.                                5.00%     2/1/17                $  14,135    $   13,709
Southwest TX Higher Educ. Auth. VRDO (Southern Methodist Univ.)          4.20%    11/4/97   LOC              1,500         1,500
Texas City TX IDR (Arco Pipeline Project)                               7.375%    10/1/20                   17,000        21,541
Texas GO                                                                 5.50%     4/1/02   (Prere.)        10,345        11,015
Texas GO                                                                 5.50%     4/1/20                    4,655         4,692
Texas TRAN                                                               4.75%    8/31/98                   10,000        10,078
Texas Water Dev. Board Rev.                                              5.25%    7/15/17                    7,000         6,999
Texas Water Dev. Board Rev.                                              6.50%    7/15/10                   17,425        20,001
Texas Water Dev. Board Rev.                                              7.05%     8/1/25                    5,655         6,433
                                                                                                                     -----------
                                                                                                                         155,692
                                                                                                                     -----------
VIRGINIA (0.5%)
Richmond VA Metro. Expressway Auth. Rev.                                6.375%    7/15/16   (3)              5,400         5,879
                                                                                                                     -----------
WASHINGTON (2.9%)
Washington Dept. of Ecology COP (State Office Building Project)          5.00%     4/1/16                   27,820        26,782
Washington GO                                                            5.50%     5/1/18                    4,000         4,135
Washington GO                                                            6.75%     2/1/15                    3,450         4,076
Washington GO VRDO                                                       3.55%    11/5/97                    1,600         1,600
                                                                                                                     -----------
                                                                                                                          36,593
                                                                                                                     -----------
WEST VIRGINIA (0.9%)
West Virginia State Building Comm. Rev.                                  7.00%     7/1/14   (1)              8,975        10,896
                                                                                                                     -----------
WISCONSIN (2.9%)
Wisconsin Clean Water Rev.                                              6.875%     6/1/11                   20,500        24,345
Wisconsin GO                                                             6.25%     5/1/09                   10,000        11,298
                                                                                                                     -----------
                                                                                                                          35,643
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,124,279)                                                                                                   1,233,159
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      19,618
Liabilities                                                                                                               (3,640)
                                                                                                                     -----------
                                                                                                                          15,978
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 111,701,669 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                                    $1,249,137
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $11.18
==================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $2,541,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $1,149,286        $10.29
Undistributed Net Investment Income                                                                            --             --
Overdistributed Net Realized Gains--Note E                                                                  (9,100)         (.08)
Unrealized Appreciation--Note F
   Investment Securities                                                                                   108,880           .97
   Futures Contracts                                                                                            71            --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $1,249,137        $11.18
==================================================================================================================================





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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.7%)
----------------------------------------------------------------------------------------------------------------------------------
ALASKA (0.2%)
Alaska Housing Finance Corp. VRDO                                        3.65%    11/5/97                 $  1,790     $   1,790
North Slope Borough AK GO                                                7.50%    6/30/01   (4)              3,000         3,331
                                                                                                                     -----------
                                                                                                                           5,121
                                                                                                                     -----------
ARIZONA (1.8%)
Board of Regents Rev. (Univ. of Arizona)                                 6.20%     6/1/16                   26,660        30,153
Pima County AZ IDA Rev. (La Cholla Project)                              8.50%     7/1/20   +                6,650         6,889
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health Systems)                                  3.60%    11/5/97   (2)              3,600         3,600
                                                                                                                     -----------
                                                                                                                          40,642
                                                                                                                     -----------
ARKANSAS (0.2%)
North Little Rock AR Electric System Rev.                                6.50%     7/1/15   (1)              3,450         3,986
                                                                                                                     -----------
CALIFORNIA (12.7%)
California Educ. Fac. Auth. (Univ. of Southern California)               5.70%    10/1/15                    6,000         6,287
California GO                                                            4.75%     9/1/23   (3)             10,000         9,061
California Health Fac. Finance Auth. VRDO (Catholic Health Care West)    3.40%    11/5/97   (1)              1,500         1,500
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)            3.40%    11/5/97                   10,800        10,800
California PCP VRDO (Pacific Gas & Electric Project)                     4.10%    11/4/97   LOC                200           200
California PCP VRDO (Pacific Gas & Electric Project)                     4.15%    11/4/97                      500           500
California Public Works Rev. (Community College Project)                5.375%     3/1/10                    3,555         3,664
California Public Works Rev. (Community College Project)                5.375%     3/1/11                    3,905         3,993
California Public Works Rev. (Community College Project)                5.375%     3/1/12                    4,265         4,331
California Public Works Rev. (Community College Project)                 7.00%     3/1/04   (Prere.)        14,275        16,609
California Public Works Rev. (Dept. of Corrections)                     5.375%    11/1/13                    7,820         7,907
California Public Works Rev. (Univ. Project)                             6.40%    12/1/16   (2)              8,450         9,450
Irvine CA Ranch Water Dist. VRDO                                         3.60%    11/4/97   LOC                200           200
Orange County CA Airport Rev.                                           5.375%     7/1/08   (1)              5,745         6,037
Orange County CA Airport Rev.                                            5.50%     7/1/04   (1)              3,555         3,762
Orange County CA Airport Rev.                                            6.00%     7/1/01   (1)              7,245         7,686
Orange County CA Airport Rev.                                            6.00%     7/1/05   (1)              4,020         4,388
Orange County CA Airport Rev.                                            6.00%     7/1/06   (1)              4,565         5,010
Orange County CA Airport Rev.                                            6.00%     7/1/07   (1)              3,135         3,456
Sacramento CA Finance Auth. Lease Rev.                                   5.40%    11/1/20                   12,565        12,781
Sacramento County CA Sanitation Dist. Rev.                               4.75%    12/1/23                    9,000         8,151
San Bernardino County CA COP (Capital Fac. Project)                     6.875%     8/1/24   (ETM)           25,220        31,118
San Bernardino County CA COP (Medical Center Funding)                    4.75%     8/1/28                   10,425         9,049
San Bernardino County CA COP (Medical Center Funding)                    7.00%     8/1/20                   12,180        14,605
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%     1/1/01                    7,340         6,423
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%     1/1/02                   14,000        11,697
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%    1/15/09   (1)              4,095         2,362
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%    1/15/15   (1)              3,500         2,268
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%    1/15/16                   22,500        14,090
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%    1/15/17                   20,000        12,468
San Joaquin Hills CA Transp. Agency Rev.                                 5.50%    1/15/28                   27,835        27,469
Southern California Public Power Auth. Rev.                              6.00%     7/1/18                    3,985         4,061
Univ. of California Hosp. (Medical Center)                               6.00%     7/1/26   (2)             10,260        10,826
Vallejo CA Sanitation & Flood Control COP                                5.00%     7/1/19   (3)             15,000        14,555
                                                                                                                     -----------
                                                                                                                         286,764
                                                                                                                     -----------
COLORADO (3.0%)
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/03   (1)              8,200         6,343
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/06   (1)             22,000        14,595
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/07   (1)             12,500         7,878
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/08   (1)             14,000         8,330
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/09   (1)             16,195         9,080
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/10   (1)              7,185         3,788
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/12   (1)             26,795        12,513
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/13   (1)              5,000         2,201





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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/14   (1)           $  5,000     $   2,073
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/15   (1)              5,000         1,957
                                                                                                                     -----------
                                                                                                                          68,758
                                                                                                                     -----------
DISTRICT OF COLUMBIA (4.4%)
District of Columbia GO                                                  5.50%     6/1/98                   20,000        20,163
District of Columbia VRDO (George Washington Univ.)                      3.85%    11/5/97   LOC             31,500        31,500
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/09   (3)              6,795         7,116
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/10   (3)              7,270         7,547
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/24   (1)             10,630        10,526
Metro. Washington D.C. Airport Auth. Rev.                                5.70%    10/1/07   (1)             12,900        13,772
Metro. Washington D.C. Airport Auth. Rev.                               5.875%    10/1/15   (1)              8,400         8,730
                                                                                                                     -----------
                                                                                                                          99,354
                                                                                                                     -----------
FLORIDA (7.3%)
Citrus County FL PCR (Florida Power Corp.)                               6.35%     2/1/22                    6,500         6,938
Dade County FL Aviation Rev. (Miami International Airport)               5.50%    10/1/02   (4)              4,270         4,470
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/03   (4)             17,950        19,075
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/04   (4)             11,850        12,627
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/05   (4)              7,490         7,994
Dade County FL Water & Sewer System Rev. VRDO                            3.60%    11/5/97   (3)              3,850         3,850
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      5.75%     7/1/08   (2)             18,590        20,316
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      6.00%     7/1/03   (2)             15,980        17,332
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      6.00%     7/1/04   (2)             10,815        11,805
Orange County FL School Master Lease COP                                 6.00%     8/1/08   (1)             11,580        12,858
Orange County FL School Master Lease COP                                 6.00%     8/1/09   (1)             12,255        13,556
Orange County FL School Master Lease COP                                 6.00%     8/1/10   (1)             12,825        14,081
Orlando FL Util. Comm. Rev.                                              6.75%    10/1/17                    2,200         2,654
Palm Beach County FL Auth. Rev.                                          6.00%    10/1/07   (2)             10,850        12,076
Tarpon Springs FL Health Fac. Auth. Rev. (Tarpon Springs Hosp.)          8.75%     5/1/12                    4,000         4,141
                                                                                                                     -----------
                                                                                                                         163,773
                                                                                                                     -----------
GEORGIA (2.0%)
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Co.)               3.60%    11/5/97   (3)                 40            40
Burke County GA PCR VRDO (Georgia Power Co.)                             4.00%    11/4/97                      300           300
Cartersville GA Water & Waste Water Fac. (Anheuser-Busch Cos., Inc.)     7.40%    11/1/10                    5,000         6,117
Dalton County GA Dev. Auth. (Hamilton Health Care System)                5.50%    8/15/17   (1)              5,000         5,158
Dalton County GA Dev. Auth. (Hamilton Health Care System)                5.50%    8/15/26   (1)             12,000        12,333
Muni. Electric Auth. of Georgia Rev.                                     6.60%     1/1/18   (1)              5,000         5,843
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                             7.00%     1/1/23                   13,000        13,700
                                                                                                                     -----------
                                                                                                                          43,491
                                                                                                                     -----------
HAWAII (1.1%)
Hawaii GO                                                                6.25%     3/1/07   (3)              5,000         5,588
Hawaii Harbor Capital Improvement Rev.                                   5.50%     7/1/27   (1)             18,500        18,365
                                                                                                                     -----------
                                                                                                                          23,953
                                                                                                                     -----------
ILLINOIS (5.0%)
Chicago IL Public Building Comm.                                         7.00%     1/1/15   (1)(ETM)        10,000        11,719
Chicago IL Public Building Comm.                                         7.00%     1/1/20   (1)(ETM)        10,000        12,111
Chicago IL Skyway Toll Bridge Rev.                                       6.75%     1/1/04   (Prere.)        10,000        11,398
Chicago IL Skyway Toll Bridge Rev.                                       6.75%     1/1/04   (Prere.)        18,185        20,727
Cook County IL GO                                                        6.60%   11/15/22   (1)             12,000        13,455
Illinois Dev. Finance Auth. Rev. (Regency Park Project)                 10.25%    4/15/19   #                6,500         5,265
Illinois Dev. Finance Auth. Rev. (Regency Park Project)                10.625%    4/15/20   #                6,000         4,860
Illinois Dev. Finance Auth. Rev. PCR (Illinois Power Co. Project)        7.40%    12/1/24   (1)             20,000        23,206
Illinois Health Fac. Auth. Certificate of Beneficial Interest
   (Adventist Living Centers)                                              --         --    #                  770            69
Illinois Health Fac. Auth. Rev. (United Medical Center)                 8.125%     7/1/03   (Prere.)         2,565         2,909
Illinois Toll Highway Auth. Rev.                                         6.30%     1/1/11                    5,000         5,575
Loves Park IL First Mortgage Rev. (Hoosier Care)                         9.75%     8/1/19                    1,520         1,624
                                                                                                                     -----------
                                                                                                                         112,918
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
INDIANA (3.2%)
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.55%    11/6/97                 $  2,300     $   2,300
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)           7.375%     7/1/23                   19,400        23,263
Indiana State Office Building Comm. Rev.                                 6.90%     7/1/11   +               15,660        18,511
Indianapolis IN Local Public Improvement Bond Bank                       6.75%     2/1/14                   21,500        25,306
Indianapolis IN Local Public Improvement Bond Bank                       6.75%     2/1/20                    2,500         2,761
                                                                                                                     -----------
                                                                                                                          72,141
                                                                                                                     -----------
IOWA (0.5%)
Des Moines IA Rev. (Des Moines General Hosp.)                            8.25%   11/15/11                    9,620        10,345
                                                                                                                     -----------
KENTUCKY (1.0%)
Jefferson County KY (Jewish Hosp. Health)                                5.65%     1/1/17   (2)              8,000         8,184
Jefferson County KY (Jewish Hosp. Health)                                5.70%     1/1/21   (2)             10,000        10,291
Kentucky Property & Buildings Comm. Rev.                                 5.80%     9/1/06                    3,100         3,304
                                                                                                                     -----------
                                                                                                                          21,779
                                                                                                                     -----------
LOUISIANA (1.1%)
Iberia Parish LA Hosp. Services Dist.                                    8.00%    5/26/16                    6,250         6,566
Louisiana Health Educ. Auth. (Lambeth House Project)                     8.75%    10/1/17                   12,295        13,793
West Feliciana Parish LA PCR (Gulf States Util.)                         9.00%     5/1/15                    4,000         4,485
                                                                                                                     -----------
                                                                                                                          24,844
                                                                                                                     -----------
MARYLAND (0.2%)
Hagerstown MD Energy Finance Administration Recycling Rev.
   (Hagerstown Fiber Project)                                            9.00%   10/15/16                   17,500         5,250
                                                                                                                     -----------
MASSACHUSETTS (7.2%)
Massachusetts Consolidated Loan                                          4.50%    11/1/15   (2)             14,620        13,164
Massachusetts Consolidated Loan                                          5.75%     5/1/12   (2)              5,000         5,385
Massachusetts GO                                                         6.00%     6/1/11                   14,750        15,634
Massachusetts Industrial Finance Agency
   (Massachusetts Recycling Assoc.)                                      9.00%     8/1/16   #               17,000         6,460
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)        6.30%     7/1/05                   34,500        37,142
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99                    2,335         2,371
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99   (ETM)            8,665         8,808
Massachusetts Water Resources Auth. Rev.                                 5.50%    7/15/22                   22,420        22,358
Massachusetts Water Resources Auth. Rev.                                 6.50%    7/15/19                   43,700        50,473
                                                                                                                     -----------
                                                                                                                         161,795
                                                                                                                     -----------
MICHIGAN (4.3%)
Detroit MI GO                                                            6.25%     4/1/05                   13,000        14,088
Detroit MI GO                                                           6.375%     4/1/06                    8,635         9,428
Dickinson County MI Memorial Hosp. System Rev.                          7.625%    11/1/05                    1,150         1,264
Dickinson County MI Memorial Hosp. System Rev.                           8.00%    11/1/14                    5,700         6,402
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)                7.50%    10/1/27                    6,620         7,476
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)                8.10%    10/1/13                    5,000         5,917
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)               8.125%    10/1/21                   15,000        17,747
Michigan Housing Dev. Auth. Rev.                                         6.30%     4/1/04                    6,500         6,878
Michigan Public Power Agency Rev. (Belle River Project)                  5.50%     1/1/13                   27,000        27,220
                                                                                                                     -----------
                                                                                                                          96,420
                                                                                                                     -----------
MINNESOTA (0.3%)
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                               0.00%     5/1/20                   35,070         2,149
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                               9.75%     5/1/20                    5,000         4,750
                                                                                                                     -----------
                                                                                                                           6,899
                                                                                                                     -----------
MISSISSIPPI (1.0%)
Claiborne County MS PCR (Middle South Energy)                           9.875%    12/1/14                   21,000        22,775
                                                                                                                     -----------
MISSOURI (0.6%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.60%    11/5/97                    4,300         4,300
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)               4.20%    11/4/97                 $  1,700      $  1,700
St. Luke Mission Health System MO                                       5.375%   11/15/16   (1)              8,000         8,003
                                                                                                                     -----------
                                                                                                                          14,003
                                                                                                                     -----------
NEVADA (0.2%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.60%    11/5/97   (1)              4,900         4,900
                                                                                                                     -----------
NEW HAMPSHIRE (0.3%)
New Hampshire Health & Higher Educ. Rev. (Catholic Medical Center)       6.00%     7/1/17                    6,580         6,601
                                                                                                                     -----------
NEW JERSEY (1.6%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                      5.875%     7/1/11   (1)              8,000         8,522
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/13                   15,000        17,353
New Jersey Transp. Trust                                                 6.00%    6/15/11   (1)             10,000        10,953
                                                                                                                     -----------
                                                                                                                          36,828
                                                                                                                     -----------
NEW YORK (12.4%)
Metro. NY Transit Auth. Rev.                                             6.00%     4/1/20   (1)             18,000        19,892
Metro. NY Transit Auth. Rev.                                            6.375%     7/1/04   (1)(Prere.)     25,690        28,976
Metro. NY Transit Auth. Rev.                                            7.375%     7/1/08                   22,870        26,758
New York City NY GO                                                      5.90%     8/1/09                    5,150         5,431
New York City NY GO VRDO                                                 3.70%    11/5/97   LOC                300           300
New York City NY Muni. Water Finance Auth. Water & Sewer
   System Rev.                                                           5.50%    6/15/20                   25,000        24,680
New York State Energy Research & Dev. Auth. PCR VRDO
   (New York Electric & Gas)                                             3.95%    11/4/97   LOC              9,285         9,285
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/01   ++               1,955         1,999
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/02   ++               3,050         3,127
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/03   ++               1,000         1,026
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/04   ++                 500           514
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/05   ++               1,000         1,028
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/06   ++                 500           514
New York State Dormitory Auth. Rev. (City Univ.)                        6.375%     7/1/08                    3,150         3,367
New York State Dormitory Auth. Rev. (City Univ.)                         7.50%     7/1/10                    5,500         6,657
New York State Dormitory Auth. Rev. (State Univ.)                       5.375%    5/15/07   (2)              2,100         2,223
New York State Dormitory Auth. Rev. (State Univ.)                        7.50%    5/15/13                   11,500        14,267
New York State Local Govt. Assistance Corp. Rev.                         6.00%     4/1/16                    6,400         6,831
New York State Local Govt. Assistance Corp. Rev.                         6.50%     4/1/20                   16,110        17,327
New York State Local Govt. Assistance Corp. Rev.                         7.00%     4/1/10                    6,320         7,006
New York State Local Govt. Assistance Corp. Rev. VRDO                    3.65%    11/5/97   LOC             15,600        15,600
New York State Power Auth. Rev.                                          6.50%     1/1/19                   26,250        28,564
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/05   (1)              7,500         8,186
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/06   (1)              9,000         9,863
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/07   (1)              5,000         5,500
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.25%    12/1/08   (1)              4,000         4,487
Triborough Bridge & Tunnel Auth. NY Rev. (Convention Center Project)     7.25%     1/1/10                   13,500        15,983
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)          5.50%     1/1/17                   10,000        10,410
                                                                                                                     -----------
                                                                                                                         279,801
                                                                                                                     -----------
NORTH CAROLINA (1.4%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.60%    11/5/97   (1)              1,395         1,395
New Hanover County NC Hosp. Rev. (Regional Medical Center)               5.75%    10/1/16   (2)             12,500        12,961
North Carolina Eastern Muni. Power Agency Rev.                           5.00%     1/1/20   (ETM)           10,385        10,161
North Carolina Eastern Muni. Power Agency Rev.                           6.50%     1/1/18   (ETM)            6,665         7,766
                                                                                                                     -----------
                                                                                                                          32,283
                                                                                                                     -----------
OHIO (1.9%)
Butler County OH Transp. Improvement Dist. Rev.                         5.125%     4/1/17   (4)++            5,000         4,883
Butler County OH Transp. Improvement Dist. Rev.                          5.50%     4/1/09   (4)++            3,000         3,175
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
                                                                        COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Columbus OH VRDO                                                         3.55%    11/6/97                  $   200      $    200
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic)                    3.70%    11/5/97   LOC                535           535
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                 3.50%    11/6/97   LOC              1,000         1,000
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)                 8.125%    12/1/11                    8,900        10,328
Ohio GO (Highway Obligation)                                             4.50%    5/15/98                   11,400        11,446
Scioto County OH Marine Terminal Fac. VRDO (Norfolk Southern Corp.)      5.40%    11/5/97                   12,000        12,000
                                                                                                                     -----------
                                                                                                                          43,567
                                                                                                                     -----------
OKLAHOMA (0.6%)
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)           6.75%     8/1/04                    4,700         4,840
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)           7.30%     8/1/15                    4,000         4,279
Norman OK Regional Hosp. Auth.                                          5.625%     9/1/16   (1)              4,510         4,607
                                                                                                                     -----------
                                                                                                                          13,726
                                                                                                                     -----------
OREGON (1.3%)
Oregon State Department Administrative Services                          5.70%     5/1/16   (2)              4,290         4,447
Oregon Veterans Welfare Program VRDO                                     3.65%    11/5/97   LOC              1,100         1,100
Port Auth. of Portland OR Airport Rev.                                  5.625%     7/1/26   (3)              9,000         9,096
Portland County OR Sewer System Rev.                                     5.50%     6/1/17   (1)             15,000        15,214
                                                                                                                     -----------
                                                                                                                          29,857
                                                                                                                     -----------
PENNSYLVANIA (8.7%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)      5.75%     1/1/11   (1)              5,000         5,323
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19   (1)             14,630        15,617
Delaware County PA IDA (Browning Ferris)                                 6.10%     7/1/13                   19,000        20,305
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)        7.30%     7/1/12                    4,500         4,754
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)        7.35%     7/1/22                   13,200        13,976
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Brittany Point Project)                                              8.50%     1/1/03   (Prere.)         5,000         5,991
Pennsylvania Convention Center Auth. Rev.                                6.60%     9/1/09   (4)              2,500         2,814
Pennsylvania Convention Center Auth. Rev.                                6.70%     9/1/14   (4)              3,500         3,947
Pennsylvania Convention Center Auth. Rev.                                6.75%     9/1/19   (4)              3,695         4,180
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                      7.05%    12/1/10                    2,500         2,743
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                     7.125%    12/1/15                   14,000        15,423
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Univ. of Pennsylvania)                                               3.60%    11/5/97                    3,400         3,400
Pennsylvania Housing Finance Agency Rev.                                 7.60%     7/1/13                   10,000        10,753
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/12                    3,540         3,872
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/17                    1,000         1,091
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/22                      500           543
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. (Methodist Hosp.)   7.75%     7/1/04   (Prere.)        12,290        14,756
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Roxborough Memorial Hosp.)                                           7.25%     3/1/24                    9,800        10,045
Philadelphia PA Muni. Auth. Rev.                                        6.125%    7/15/08                    4,000         4,217
Philadelphia PA Muni. Auth. Rev.                                         6.25%    7/15/13                    5,785         6,050
Philadelphia PA Muni. Auth. Rev.                                         6.30%    7/15/17                    1,750         1,830
Philadelphia PA Muni. Auth. Rev.                                        8.625%   11/15/16                    1,385         1,549
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/11   (3)             21,500        25,686
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)             8.50%     7/1/01   (Prere.)        14,375        16,677
                                                                                                                     -----------
                                                                                                                         195,542
                                                                                                                     -----------
PUERTO RICO (0.5%)
Puerto Rico GO                                                           5.00%     7/1/98                   10,600        10,683
                                                                                                                     -----------
RHODE ISLAND (0.5%)
Rhode Island Convention Center Auth. Rev.                                5.75%    5/15/20   (2)              5,000         5,169
Rhode Island Public Building Auth.                                       5.25%     2/1/10   (2)              5,000         5,051
                                                                                                                     -----------
                                                                                                                          10,220
                                                                                                                     -----------
SOUTH CAROLINA (0.3%)
Piedmont SC Muni. Power Agency Rev.                                      6.25%     1/1/21   (3)              6,640         7,512
                                                                                                                     -----------
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                                                                                                              FACE        MARKET
                                                                                 MATURITY                   AMOUNT        VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE                    (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
TEXAS (9.6%)
Austin TX Airport System Rev.                                           6.125%   11/15/25   (1)          $  38,000    $   40,022
Austin TX Airport System Rev.                                            6.45%   11/15/20                   17,040        18,615
Austin TX Water, Sewer & Electric Rev.                                  14.00%   11/15/01                      200           244
Harris County TX Hosp. Dist. Rev.                                        7.40%    2/15/10   (2)             17,500        20,781
Harris County TX Improvement GO                                          0.00%    10/1/13   (1)              9,630         4,156
Harris County TX Toll Road                                               6.25%    8/15/15   (1)              5,000         5,606
Harris County TX Toll Road VRDO                                          3.65%    11/5/97                    5,200         5,200
Hidalgo County TX Health Mission Hosp.                                  6.875%    8/15/26                    7,880         8,453
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/11   (2)             24,810        11,958
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/01   (2)(Prere.)        290           319
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/17   (2)              4,530         4,922
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                         4.05%    11/4/97   (1)                200           200
Odessa TX Junior College Dist. Rev.                                     8.125%    12/1/18                   10,000        11,357
San Antonio TX Electric & Gas Rev.                                       5.00%     2/1/17                    3,500         3,395
Texas GO                                                                 5.50%     4/1/02   (Prere.)        27,375        29,148
Texas GO                                                                 5.50%     4/1/20                   12,675        12,777
Texas Muni. Power Agency Rev.                                            0.00%     9/1/06                    6,205         4,081
Texas TRAN                                                               4.75%    8/31/98                   20,000        20,155
Texas Turnpike Auth. Rev.                                                5.50%     1/1/15   (3)             14,605        14,969
                                                                                                                     -----------
                                                                                                                         216,358
                                                                                                                     -----------
UTAH (0.9%)
Intermountain Power Agency UT Power Supply Rev.                          5.70%     7/1/17   (1)             12,000        12,341
Intermountain Power Agency UT Power Supply Rev.                          5.75%     7/1/19   (1)              8,000         8,296
                                                                                                                     -----------
                                                                                                                          20,637
                                                                                                                     -----------
VIRGINIA (0.9%)
Alexandria VA Redev. & Housing Auth. Rev. (Portals West Project)         9.50%    7/15/20   ##               9,680         6,098
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/17                    2,600            26
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/18                    2,600            26
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/19                    2,600            26
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/20                    2,600            26
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/21                    2,600            26
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)        10.25%     7/1/15   ##               8,000         5,760
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       10.625%     7/1/16   ##               10,400         7,488
                                                                                                                     -----------
                                                                                                                          19,476
                                                                                                                     -----------
WASHINGTON (2.0%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/09   (1)              7,950         4,487
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/10   (1)             19,550        10,374
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/11   (1)             11,400         5,676
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/12   (1)             19,650         9,229
Port Auth. of Seattle WA GO                                              5.75%     5/1/14                   15,600        15,990
Washington GO VRDO                                                       3.55%    11/5/97                      300           300
                                                                                                                     -----------
                                                                                                                          46,056
                                                                                                                     -----------
WEST VIRGINIA (0.4%)
West Virginia State Building Comm. Rev.                                  7.00%     7/1/13   (1)              8,390        10,166
                                                                                                                     -----------
WYOMING (0.1%)
Kemmerer WY PCR VRDO (Exxon Project)                                     4.15%    11/4/97                    1,400         1,400
Lincoln County WY PCR VRDO (Exxon Project)                               4.20%    11/4/97                      700           700
                                                                                                                     -----------
                                                                                                                           2,100
                                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,124,612)                                                                                                   2,271,324
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      39,139
Liabilities                                                                                                              (54,891)
                                                                                                                     -----------
                                                                                                                         (15,752)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 208,258,512 outstanding $.001 par value shares
   (authorized 550,000,000 shares)                                                                                    $2,255,572
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $10.83
==================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $5,760,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 54.

----------------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT           PER
                                                                                                             (000)         SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $2,127,518        $10.22
Undistributed Net Investment Income                                                                             --            --
Accumulated Net Realized Losses--Note E                                                                    (10,746)         (.05)
Unrealized Appreciation (Depreciation)--Note F
     Investment Securities                                                                                 146,712           .70
     Futures Contracts                                                                                      (7,912)         (.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $2,255,572        $10.83
==================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

#Non-Income-Producing Security--Interest Payments in Default.

##Only partial interest was paid on the last interest payment date.

++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of October 31, 1997.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Municipal Bond Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Portfolio, Limited-Term Portfolio, Intermediate-Term Portfolio, Insured Long-Term Portfolio, Long-Term Portfolio, and High-Yield Portfolio (separate portfolios of Vanguard Municipal Bond Fund, hereafter referred to as the "Fund") at October 31, 1997, the results of each of their operations for the two periods then ended, the changes in each of their net assets for each of the two periods then ended and the financial highlights for each of the six periods then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED) VANGUARD MUNICIPAL BOND FUND

       This information for the two months ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Short-Term and Intermediate-Term Portfolios designate $7,000 and $xx,000, respectively, as capital gain dividends (from net long-term capital gains), which, along with capital gains realized through August 31, 1997, will be distributed in December 1997.

       The total capital gain dividends, and the portion thereof designated as a 20% rate gain distribution are:

                 -----------------------------------------------------
                                          TOTAL
                                      CAPITAL GAIN      20% RATE GAIN
                 PORTFOLIO             DIVIDENDS*        DISTRIBUTION
                 -----------------------------------------------------
                 Short-Term         $     147,000       $   147,000
                 Intermediate-Term     18,893,000         4,304,000
                 Insured Long-Term      8,371,000         4,080,000
                 Long-Term              4,798,000         1,432,000
                 High-Yield            10,842,468         6,503,000
                 -----------------------------------------------------

              *Includes amounts designated as of fiscal year end August 31, 1997

  Each Portfolio designates 100% of its income dividends as exempt-interest dividends.